  As filed with the U.S. Securities and Exchange Commission on April 25, 2007
                           Registration No. 333-85296
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.6 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 18 [X]

      John Hancock Life Insurance Company of New York SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                John Hancock Life Insurance Company of New York
                               (Name of Depositor)

                              197 Clarendon Street
                                Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                              JAMES C. HOODLET, ESQ.
                John Hancock Life Insurance Company of New York
                              U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                 BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                             THOMAS C. LAUERMAN, ESQ.
                                 Jorden Burt LLP
                        1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                           Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485 [ X ] on May 1, 2007 pursuant to paragraph (b) of Rule 485 [ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485 [ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                         Prospectus dated May 1, 2007

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT B

                                VUL Accumulator
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Science & Technology           American Growth                American Growth-Income
Emerging Markets Value         U.S. Global Leaders Growth     Equity-Income
Pacific Rim                    Quantitative All Cap           American Blue Chip Income &
                                                              Growth
Health Sciences                All Cap Core                   Income & Value
Emerging Growth                Total Stock Market Index       PIMCO VIT All Asset
Emerging Small Company         Blue Chip Growth               Global Allocation
Small Cap                      U.S. Large Cap                 High Yield
Small Cap Index                Core Equity                    U.S. High Yield Bond
Dynamic Growth                 Large Cap Value                Strategic Bond
Mid Cap Stock                  Classic Value                  Strategic Income
Natural Resources              Utilities                      Global Bond
All Cap Growth                 Real Estate Securities         Investment Quality Bond
Financial Services             Small Cap Opportunities        Total Return
International Opportunities    Small Company Value            American Bond
International Small Cap        Special Value                  Real Return Bond
International Equity Index A   Mid Cap Value                  Core Bond
American International         Value                          Active Bond
International Value            All Cap Value                  U.S. Government Securities
International Core             500 Index                      Money Market
Quantitative Mid Cap           500 Index B                    Lifestyle Aggressive
Mid Cap Index                  Fundamental Value              Lifestyle Growth
Mid Cap Intersection           U.S. Core                      Lifestyle Balanced
Global                         Large Cap                      Lifestyle Moderate
Capital Appreciation           Quantitative Value             Lifestyle Conservative

                            * * * * * * * * * * * *

   The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   Accumulator II 5/2007

                               TABLE OF CONTENTS

 SUMMARY OF BENEFITS AND RISKS.................................................
    Benefits...................................................................
    Risks......................................................................
 FEE TABLES....................................................................
 TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS........................
 POLICY SUMMARY................................................................
    General....................................................................
    Death Benefits.............................................................
    Cash Value Enhancement Riders..............................................
    Return of Premium Rider....................................................
    Premiums...................................................................
    Policy Value...............................................................
    Policy Loans...............................................................
    Surrender and Partial Withdrawals..........................................
    Lapse and Reinstatement....................................................
    Charges and Deductions.....................................................
    Investment Options and Investment Subadvisers..............................
    Investment Management Fees and Expenses....................................
 GENERAL INFORMATION ABOUT JOHN HANCOCK NY, RATINGS AND THE SEPARATE ACCOUNT...
    Description of John Hancock NY.............................................
    Ratings....................................................................
    Description of Separate Account B..........................................
 ISSUING A POLICY..............................................................
    Requirements...............................................................
    Temporary Insurance Agreement..............................................
    Right to Examine the Policy................................................
    Life Insurance Qualification...............................................
 DEATH BENEFITS................................................................
    Death Benefit Options......................................................
    Minimum Death Benefit......................................................
    Changing the Death Benefit Option..........................................
    Changing the Face Amount...................................................
 PREMIUM PAYMENTS..............................................................
    Initial Premiums...........................................................
    Subsequent Premiums........................................................
    Maximum Premium Limitation.................................................
    Premium Allocation.........................................................
    Investment Credit..........................................................
 CHARGES AND DEDUCTIONS........................................................
    Premium Charge.............................................................
    Surrender Charges..........................................................
    Monthly Charges............................................................
    Charges for Transfers......................................................
    Investment Management Fees and Expenses....................................
    Reduction in Charges.......................................................
 SPECIAL PROVISIONS FOR EXCHANGES..............................................
 COMPANY TAX CONSIDERATIONS....................................................
 POLICY VALUE..................................................................
    Determination of the Policy Value..........................................
    Units and Unit Values......................................................
    Transfers of Policy Value..................................................

 POLICY LOANS..................................................................
    Effect of Policy Loans.....................................................
    Interest Charged on Policy Loans...........................................
    Loan Account...............................................................
 POLICY SURRENDER AND PARTIAL WITHDRAWALS......................................
    Policy Surrender...........................................................
    Partial Withdrawals........................................................
 LAPSE AND REINSTATEMENT.......................................................
    Lapse......................................................................
    No-Lapse Guarantee.........................................................
    Reinstatement..............................................................
 THE GENERAL ACCOUNT...........................................................
    Fixed Account..............................................................
 OTHER PROVISIONS OF THE POLICY................................................
    Cash Value Enhancement Riders..............................................
    Return of Premium Death Benefit Rider......................................
    Policy Owner Rights........................................................
    Beneficiary................................................................
    Incontestability...........................................................
    Misstatement of Age or Sex.................................................
    Suicide Exclusion..........................................................
    Supplementary Benefits.....................................................
 TAX TREATMENT OF THE POLICY...................................................
 OTHER INFORMATION.............................................................
    Payment of Proceeds........................................................
    Reports to Policy Owners...................................................
    Distribution of Policies...................................................
    Responsibilities of John Hancock NY........................................
    Voting Rights..............................................................
    Substitution of Portfolio Shares...........................................
    Records and Accounts.......................................................
    State Regulation...........................................................
    Further Information........................................................
    Financial Statements.......................................................
 APPENDIX A: DEFINITIONS.......................................................

   The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

   Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

                         SUMMARY OF BENEFITS AND RISKS

Benefits

   Some of the benefits of purchasing the policy are described below.

   DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

   ACCESS TO YOUR POLICY VALUES. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals." Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

   TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

   INVESTMENT OPTIONS. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

   FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

   Some of the risks of purchasing the policy are described below.

   FLUCTUATING INVESTMENT PERFORMANCE. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.

   UNSUITABLE FOR SHORT-TERM INVESTMENT. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

   POLICY LAPSE. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

   DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

   ADVERSE CONSEQUENCES OF EARLY SURRENDER. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.

   ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

                                  FEE TABLES

   The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

                               TRANSACTION FEES


   CHARGE           WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
   ------           ------------------------- ------------------------------
   PREMIUM CHARGE   Upon receipt of premium   7.5% of each premium paid
                                              during the first 10 Policy
                                              Years*

                                              8.5% of each premium paid
                                              during the first 10 Policy
                                              Years if the Cash Value
                                              Enhancement Rider is elected**

                                              3.25% of each premium paid
                                              during the first 10 Policy
                                              Years if the Cash Value
                                              Enhancement Plus Rider is
                                              elected***

   SURRENDER CHARGE Upon withdrawal,          The maximum surrender charge
                    surrender or policy lapse per $1000 of Face Amount is
                                              $44.17****
                                              A surrender charge is
                                              assessed during the first
                                              10-15 years following the
                                              Policy Date or the effective
                                              date of a Face Amount
                                              increase and is based upon
                                              the Face Amount of the policy.


CHARGE                    WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
------                    ------------------------  -----------------------------

TRANSFER FEES             Upon transfer             $25 (only applies to
                                                    transfers in excess of 12 in
                                                    a Policy Year)

DOLLAR COST AVERAGING     Upon transfer             Guaranteed $5.00

                                                    Current $0.00

ASSET ALLOCATION BALANCER Upon transfer             Guaranteed $15.00

                                                    Current $0.00

--------
*   5% thereafter.
**  5.5% thereafter.
*** 2.25% thereafter
****If the policy is issued with a Cash Value Enhancement Rider, the surrender charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the policy is issued with a Cash Value Enhancement Plus Rider, there is no surrender charge.

   The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios which are the underlying variable investment options for your policy.

                                   CHARGES OTHER THAN THOSE OF THE PORTFOLIOS
                                       ------------------------------------------

CHARGE                         WHEN CHARGE IS DEDUCTED                          AMOUNT DEDUCTED
------                         ----------------------- -----------------------------------------------------------------
COST OF INSURANCE*             Monthly                 Minimum and Maximum Charge          The possible range of the
                                                                                           Cost of
                                                                                           Insurance is from $0.00 to
                                                                                           $83.33
                                                                                           per $1,000 of the net amount
                                                                                           at risk.

                                                       Charge for a Representative         $0.01 per $1,000 of the net
                                                       Policy Owner (a 35 year old         amount at risk
                                                       preferred non-smoking male)

ASSET BASED RISK               Monthly                 Guaranteed                          0.03%
CHARGE (contracts with
no Cash Value
Enhancement Rider)
                                                       Current                             0%

ASSET BASED RISK               Monthly                 Guaranteed                          0.25%
CHARGE (contracts
with Cash Value
Enhancement Rider)
                                                       Current                             0%

ASSET BASED RISK               Monthly                 Guaranteed First 15 Policy Years    0.11%
CHARGE (contracts with
Cash Value
Enhancement Plus
Rider)
                                                       Guaranteed Policy Years 16 and      0.05%
                                                       After

                                                       Current First 15 Policy Years       0.08%

                                                       Current Policy Years 16 and After   0.02%

FACE AMOUNT CHARGE             Monthly                 Maximum                             $1.18 per $1000 of Face Amount
Death Benefit Option 1

                                                       Minimum                             $0.08 per $1000 of Face Amount

                                                       Charge for a Representative Policy  $0.11 per $1,000 of Face
                                                       Owner (a 35 year old preferred      Amount
                                                       non-smoking male)

FACE AMOUNT CHARGE             Monthly                 Maximum                             $0.83 per $1000 of Face Amount
Death Benefit Option 2

                                                       Minimum                             $0.04 per $1000 of Face Amount

                                                       Charge for a Representative Policy  0.06% per $1,000 of Face
                                                       Owner (a 35 year old preferred      Amount
                                                       non-smoking male)
ADMINISTRATION CHARGE          Monthly                                                     $40 per Policy Month**
OPTIONAL RETURN OF             Monthly                 Minimum and Maximum Charge          The possible range of the
PREMIUM DEATH BENEFIT                                                                      cost of insurance is from
RIDER                                                                                      $0.00 to $83.33
                                                                                           per $1,000 of the net amount
                                                                                           at risk.

                                                       Charge for a Representative         $0.012 per $1,000 of the net
                                                       Policy Owner (a 35 year old         amount at risk
                                                       preferred non-smoking male)

LOAN INTEREST RATE             Annually                1.25%***
(NET)

--------
* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
**  First 5 Policy Years. $20 per Policy Month thereafter.
*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis
    (0.50% Policy Years 11 and after on a guaranteed basis).

   The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio's average net assets for 2005. More detail concerning each portfolio's fees and expenses is contained in the prospectuses for the portfolios.

                  ANNUAL OPERATING EXPENSE OF THE PORTFOLIOS
              (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                                                MINIMUM MAXIMUM
                                                                ------- -------
Expenses that are deducted from the portfolio assets,
including advisory fees, Rule 12b-1 fees and other expenses      0.49%   1.62%

   The next table describes fees and expenses for each of the portfolios. Except as indicated in the footnotes appearing at the end of the table, the expenses are expressed as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolio.

PORTFOLIO ANNUAL EXPENSES

                                                                        Total
                                         Management            Other    Annual
 Portfolio                                  Fees    12b-1Fees Expenses Expenses
 ---------                               ---------- --------- -------- --------
 Science & Technology/A/                    1.05%     0.05%     0.08%    1.18%
 Emerging Markets Value/B/                  0.96%     0.05%     0.16%    1.17%
 Pacific Rim                                0.80%     0.05%     0.22%    1.07%
 Health Sciences/A/                         1.05%     0.05%     0.09%    1.19%
 Emerging Growth/C/                         0.80%     0.05%     0.77%    1.62%
 Emerging Small Company/D/                  0.97%     0.05%     0.05%    1.07%
 Small Cap                                  0.85%     0.05%     0.06%    0.96%
 Small Cap Index                            0.48%     0.05%     0.04%    0.57%
 Dynamic Growth/D/                          0.90%     0.05%     0.06%    1.01%
 Mid Cap Stock                              0.84%     0.05%     0.04%    0.93%
 Natural Resources                          1.00%     0.05%     0.06%    1.11%
 All Cap Growth                             0.85%     0.05%     0.05%    0.95%
 Financial Services                         0.82%     0.05%     0.04%    0.91%
 International Opportunities                0.89%     0.05%     0.13%    1.07%
 International Small Cap                    0.92%     0.05%     0.19%    1.16%
 International Equity Index A/E/            0.54%     0.05%     0.02%    0.61%
 American International/F/                  0.50%     0.60%     0.08%    1.18%
 International Value                        0.82%     0.05%     0.11%    0.98%
 International Core                         0.89%     0.05%     0.10%    1.04%
 Quantitative Mid Cap/B/                    0.74%     0.05%     0.13%    0.92%
 Mid Cap Index                              0.48%     0.05%     0.04%    0.57%
 Mid Cap Intersection/B/                    0.87%     0.05%     0.07%    0.99%
 Global/C/                                  0.82%     0.05%     0.14%    1.01%
 Capital Appreciation                       0.75%     0.05%     0.03%    0.83%
 American Growth/F/                         0.32%     0.60%     0.05%    0.97
 U.S. Global Leaders Growth                 0.69%     0.05%     0.03%    0.77%
 Quantitative All Cap                       0.71%     0.05%     0.05%    0.81%
 All Cap Core                               0.78%     0.05%     0.05%    0.88%
 Total Stock Market Index                   0.49%     0.05%     0.03%    0.57%
 Blue Chip Growth/A/                        0.81%     0.05%     0.02%    0.88%
 U.S. Large Cap                             0.83%     0.05%     0.03%    0.91%
 Core Equity                                0.78%     0.05%     0.05%    0.88%

                                                                        Total
                                         Management            Other    Annual
Portfolio                                   Fees    12b-1Fees Expenses Expenses
---------                                ---------- --------- -------- --------
Large Cap Value/D/                          0.82%     0.05%     0.08%    0.95%
Classic Value                               0.80%     0.05%     0.11%    0.96%
Utilities                                   0.83%     0.05%     0.12%    1.00%
Real Estate Securities                      0.70%     0.05%     0.03%    0.78%
Small Cap Opportunities                     0.99%     0.05%     0.03%    1.07%
Small Company Value/A/                      1.02%     0.05%     0.05%    1.12%
Special Value/D/E/                          0.97%     0.05%     0.07%    1.09%
Mid Cap Value                               0.86%     0.05%     0.04%    0.95%
Value                                       0.74%     0.05%     0.05%    0.84%
All Cap Value                               0.82%     0.05%     0.05%    0.92%
500 Index                                   0.46%     0.05%     0.03%    0.54%
500 Index B/C/ /(NAV Class)/                0.46%     0.00%     0.03%    0.49%
Fundamental Value                           0.77%     0.05%     0.04%    0.86%
U.S. Core                                   0.76%     0.05%     0.06%    0.87%
Large Cap/D/                                0.72%     0.05%     0.01%    0.78%
Quantitative Value                          0.68%     0.05%     0.05%    0.78%
American Growth-Income/F/                   0.27%     0.60%     0.04%    0.91%
Equity-Income                               0.81%     0.05%     0.03%    0.89%
American Blue Chip Income & Growth/F/       0.42%     0.60%     0.05%    1.07%
Income & Value                              0.79%     0.05%     0.07%    0.91%
PIMCO VIT All Asset/G/                      0.79%     0.25%     0.45%    1.49%
Global Allocation                           0.85%     0.05%     0.13%    1.03%
High Yield                                  0.66%     0.05%     0.05%    0.76%
U.S. High Yield Bond                        0.73%     0.05%     0.02%    0.80%
Strategic Bond                              0.68%     0.05%     0.07%    0.80%
Strategic Income                            0.71%     0.05%     0.14%    0.90%
Global Bond                                 0.70%     0.05%     0.10%    0.85%
Investment Quality Bond                     0.60%     0.05%     0.07%    0.72%
Total Return                                0.70%     0.05%     0.06%    0.81%
American Bond/F/                            0.41%     0.60%     0.04%    1.05%
Real Return Bond/H/                         0.70%     0.05%     0.07%    0.82%
Core Bond                                   0.67%     0.05%     0.12%    0.84%
Active Bond                                 0.60%     0.05%     0.04%    0.69%
U.S. Government Securities/D/               0.61%     0.05%     0.08%    0.74%
Money Market                                0.48%     0.05%     0.03%    0.56%
Lifestyle Aggressive/E/                     0.94%     0.05%     0.02%    1.01%
Lifestyle Growth/E/                          .91%     0.05%     0.01%     .97%
Lifestyle Balanced/E/                       0.88%     0.05%     0.01%    0.94%
Lifestyle Moderate/E/                       0.85%     0.05%     0.02%    0.92%
Lifestyle Conservative/E/                   0.82%     0.05%     0.02%    0.89%

--------
/A/ The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

The percentage reduction will be as follows:

Combined Average Daily Net Assets of    Fee Reduction (as a percentage of the
the T. Rowe Portfolios                             management fee)
------------------------------------    --------------------------------------
First $750 million                                      0.00%
Next $750 million                                        5.0%
Next $1.5 billion                                        7.5%
Over $3 billion                                         10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

/B/ For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.
/C/ The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the 500 Index B, Emerging Growth, and Global portfolios would be 0.22%, 0.28%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.25%, 1.10%, and 1.01% respectively.
/D/ The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.
/E/ The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index A and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.60%, 1.07%, 0.11%, 0.10%, 0.11%, 0.10%, and 0.11%,
     respectively.
/F/ The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.
/G/ "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.
/H/ The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond, series of the John Hancock Trust, and the Real Return Bond, series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolios.

            TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

   When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

   The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

   The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

   The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

   The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

   The portfolios available under the policies are as follows:

 Portfolio                 Portfolio Manager         Investment Description
 ---------            ---------------------------  ---------------------------

 Science & Technology T. Rowe Price Associates,    Seeks long-term growth of
                      Inc. and RCM Capital         capital by investing, under
                      Management LLC               normal market conditions,
                                                   at least 80% of its net
                                                   assets (plus any borrowings
                                                   for investment purposes) in
                                                   common stocks of companies
                                                   expected to benefit from
                                                   the development,
                                                   advancement, and use of
                                                   science and technology.
                                                   Current income is
                                                   incidental to the
                                                   portfolio's objective.

 Emerging Markets     Dimensional Fund Advisors    Seeks long-term capital
 Value                                             appreciation by investing
                                                   at least 80% of its net
                                                   assets in companies
                                                   associated with emerging
                                                   markets.

 Pacific Rim          MFC Global Investment        Seeks long-term growth of
                      Management (U.S.A.) Limited  capital by investing in a
                                                   diversified portfolio that
                                                   is comprised primarily of
                                                   common stocks and
                                                   equity-related securities
                                                   of corporations domiciled
                                                   in countries in the Pacific
                                                   Rim region.

 Health Sciences      T. Rowe Price Associates,    Seeks long-term capital
                      Inc.                         appreciation by investing,
                                                   under normal market
                                                   conditions, at least 80% of
                                                   its net assets (plus any
                                                   borrowings for investment
                                                   purposes) in common stocks
                                                   of companies engaged in the
                                                   research, development,
                                                   production, or distribution
                                                   of products or services
                                                   related to health care,
                                                   medicine, or the life
                                                   sciences.

 Emerging Growth      MFC Global Investment        Seeks superior long-term
                      Management (U.S.), LLC       rates of return through
                                                   capital appreciation by
                                                   investing, under normal
                                                   circumstances, primarily in
                                                   high quality securities and
                                                   convertible instruments of
                                                   small-cap U.S. companies.

 Portfolio                Portfolio Manager          Investment Description
 ---------           ----------------------------- ---------------------------
 Emerging Small      RCM Capital Management LLC    Seeks long-term growth of
 Company                                           capital by investing, under
                                                   normal market conditions,
                                                   at least 80% of its net
                                                   assets (plus any borrowings
                                                   for investment purposes) in
                                                   common stock equity
                                                   securities of companies
                                                   with market capitalizations
                                                   that approximately match
                                                   the range of capitalization
                                                   of the Russell 2000 Index*
                                                   at the time of purchase.

 Small Cap           Independence Investments LLC  Seeks maximum capital
                                                   appreciation consistent
                                                   with reasonable risk to
                                                   principal by investing,
                                                   under normal market
                                                   conditions, at least 80% of
                                                   its net assets in equity
                                                   securities of companies
                                                   whose market capitalization
                                                   is under $2 billion.

 Small Cap Index     MFC Global Investment         Seeks to approximate the
                     Management (U.S.A.) Limited   aggregate total return of a
                                                   small-cap U.S. domestic
                                                   equity market index by
                                                   attempting to track the
                                                   performance of the Russell
                                                   2000 Index.*

 Dynamic Growth      Deutsche Investment           Seeks long-term growth of
                     Management Americas, Inc.     capital by investing in
                                                   stocks and other equity
                                                   securities of medium-sized
                                                   U.S. companies with strong
                                                   growth potential.

 Mid Cap Stock       Wellington Management         Seeks long-term growth of
                     Company, LLP                  capital by investing
                                                   primarily in equity
                                                   securities of mid-size
                                                   companies with significant
                                                   capital appreciation
                                                   potential.

 Natural Resources   Wellington Management         Seeks long-term total
                     Company, LLP                  return by investing, under
                                                   normal market conditions,
                                                   primarily in equity and
                                                   equity-related securities
                                                   of natural resource-related
                                                   companies worldwide.

 All Cap Growth      AIM Capital Management, Inc.  Seeks long-term capital
                                                   appreciation by investing
                                                   the portfolio's assets,
                                                   under normal market
                                                   conditions, principally in
                                                   common stocks of companies
                                                   that are likely to benefit
                                                   from new or innovative
                                                   products, services or
                                                   processes, as well as those
                                                   that have experienced above
                                                   average, long-term growth
                                                   in earnings and have
                                                   excellent prospects for
                                                   future growth.

 Financial Services  Davis Selected Advisers, L.P. Seeks growth of capital by investing primarily in
                                                   common stocks of financial
                                                   companies. During normal
                                                   market conditions, at least
                                                   80% of the portfolio's net
                                                   assets (plus any borrowings
                                                   for investment purposes)
                                                   are invested in companies
                                                   that are principally
                                                   engaged in financial
                                                   services.

 International       Marsico Capital Management,   Seeks long-term growth of
 Opportunities       LLC                           capital by investing, under
                                                   normal market conditions,
                                                   at least 65% of its assets
                                                   in common stocks of foreign
                                                   companies that are selected
                                                   for their long-term growth
                                                   potential. The portfolio
                                                   may invest in companies of
                                                   any size throughout the
                                                   world. The portfolio
                                                   normally invests in issuers
                                                   from at least three
                                                   different countries not
                                                   including the U.S. The
                                                   portfolio may invest in
                                                   common stocks of companies
                                                   operating in emerging
                                                   markets.

 International Small Templeton Investment          Seeks capital appreciation
 Cap                 Counsel, LLC                  by investing primarily in
                                                   the common stock of
                                                   companies located outside
                                                   the U.S., which have total
                                                   stock market capitalization
                                                   or annual revenues of $4
                                                   billion or less.

 International       SSgA Funds Management, Inc.   Seeks to track the
 Equity Index A                                    performance of broad-based
                                                   equity indices of foreign
                                                   companies in developed and
                                                   emerging markets by
                                                   attempting to track the
                                                   performance of the MSCI All
                                                   Country World ex-US Index*.
                                                   (Series I shares are
                                                   available for sale to
                                                   contracts purchased prior
                                                   to May 13, 2002; Series II
                                                   shares are available for
                                                   sale to contracts purchased
                                                   on or after May 13, 2002).

 American            Capital Research Management   Seeks to make the
 International       Company (adviser to the       shareholders' investment
                     American Funds Insurance      grow by investing all of
                     Series)                       its assets in the master
                                                   fund, Class 2 shares of the
                                                   International Fund, a
                                                   series of American Funds
                                                   Insurance Series. The
                                                   International Fund invests
                                                   primarily in common stocks
                                                   of companies located
                                                   outside the United States.

 International Value Templeton Investment          Seeks long-term growth of
                     Counsel, LLC                  capital by investing, under
                                                   normal market conditions,
                                                   primarily in equity
                                                   securities of companies
                                                   located outside the U.S.,
                                                   including emerging markets.

 International Core  Grantham, Mayo, Van Otterloo  Seeks high total return by
                     & Co. LLC                     investing typically in a
                                                   diversified portfolio of
                                                   equity investments from
                                                   developed markets other
                                                   than the U.S.

 Quantitative Mid    MFC Global Investment         Seeks long-term growth of
 Cap                 Management (U.S.A.) Limited   capital by investing, under
                                                   normal market conditions,
                                                   at least 80% of its total
                                                   assets (plus any borrowings
                                                   for investment purposes) in
                                                   U.S. mid-cap stocks,
                                                   convertible preferred
                                                   stocks, convertible bonds
                                                   and warrants.

Portfolio                   Portfolio Manager         Investment Description
---------              ---------------------------  ---------------------------
Mid Cap Index          MFC Global Investment        Seeks to approximate the
                       Management (U.S.A.) Limited  aggregate total return of
                                                    a mid-cap U.S. domestic
                                                    equity market index by
                                                    attempting to track the
                                                    performance of the S&P Mid
                                                    Cap 400 Index*.

Mid Cap Intersection   Wellington Management        Seeks long- term growth of
                       Company, LLP                 capital by investing in
                                                    equity securities of
                                                    medium size companies with
                                                    significant capital
                                                    appreciation potential.

Global                 Templeton Global Advisors    Seeks long-term capital
                       Limited                      appreciation by investing,
                                                    under normal market
                                                    conditions, at least 80%
                                                    of its net assets (plus
                                                    any borrowings for
                                                    investment purposes) in
                                                    equity securities of
                                                    companies located anywhere
                                                    in the world, including
                                                    emerging markets.

Capital Appreciation   Jennison Associates LLC      Seeks long-term capital
                                                    growth by investing at
                                                    least 65% of its total
                                                    assets in equity-related
                                                    securities of companies
                                                    that exceed $1 billion in
                                                    market capitalization and
                                                    that the subadviser
                                                    believes have
                                                    above-average growth
                                                    prospects. These companies
                                                    are generally
                                                    medium-to-large
                                                    capitalization companies.

American Growth        Capital Research Management  Seeks to make the
                       Company (adviser to the      shareholders' investment
                       American Funds Insurance     grow by investing all of
                       Series)                      its assets in the master
                                                    fund, Class 2 shares of
                                                    the Growth Fund, a series
                                                    of American Funds
                                                    Insurance Series. The
                                                    Growth Fund invests
                                                    primarily in common stocks
                                                    of companies that appear
                                                    to offer superior
                                                    opportunities for growth
                                                    of capital. The Growth
                                                    Fund may also invest up to
                                                    15% of its assets in
                                                    equity securities of
                                                    issuers domiciled outside
                                                    the U.S. and Canada and
                                                    not included in the S&P
                                                    500 Index.

U.S. Global Leaders    Sustainable Growth           Seeks long-term growth of
Growth                 Advisers, L.P.               capital by investing,
                                                    under normal market
                                                    conditions, primarily in
                                                    common stocks of "U.S.
                                                    Global Leaders".

Quantitative All Cap   MFC Global Investment        Seeks long-term growth of
                       Management (U.S.A.) Limited  capital by investing,
                                                    under normal
                                                    circumstances, primarily
                                                    in equity securities of
                                                    U.S. companies. The
                                                    portfolio will generally
                                                    focus on equity securities
                                                    of U.S. companies across
                                                    the three market
                                                    capitalization ranges of
                                                    large, mid and small.

All Cap Core           Deutsche Investment          Seeks long-term growth of
                       Management Americas Inc.     capital by investing
                                                    primarily in common stocks
                                                    and other equity
                                                    securities within all
                                                    asset classes (small, mid
                                                    and large cap) of those
                                                    within the Russell 3000
                                                    Index*.

Total Stock Market     MFC Global Investment        Seeks to approximate the
Index                  Management (U.S.A.) Limited  aggregate total return of
                                                    a broad U.S. domestic
                                                    equity market index by
                                                    attempting to track the
                                                    performance of the Dow
                                                    Jones Wilshire 5000 Index*.

Blue Chip Growth       T. Rowe Price Associates,    Seeks to achieve long-term
                       Inc.                         growth of capital (current
                                                    income is a secondary
                                                    objective) by investing,
                                                    under normal market
                                                    conditions, at least 80%
                                                    of the portfolio's total
                                                    assets in the common
                                                    stocks of large and
                                                    medium-sized blue chip
                                                    growth companies.

U.S. Large Cap         Capital Guardian Trust       Seeks long-term growth of
                       Company                      capital and income by
                                                    investing the portfolio's
                                                    assets, under normal
                                                    market conditions,
                                                    primarily in equity and
                                                    equity-related securities
                                                    of companies with market
                                                    capitalization greater
                                                    than $500 million.

Core Equity            Legg Mason Capital           Seeks long-term capital
                       Management, Inc.             growth by investing, under
                                                    normal market conditions,
                                                    primarily in equity
                                                    securities that, in the
                                                    subadviser's opinion,
                                                    offer the potential for
                                                    capital growth. The
                                                    subadviser seeks to
                                                    purchase securities at
                                                    large discounts to the
                                                    subadviser's assessment of
                                                    their intrinsic value.

Large Cap Value        Blackrock Investment         Seeks long-term growth of
                       Management, LLC              capital by investing,
                                                    under normal market
                                                    conditions, primarily in a
                                                    diversified portfolio of
                                                    equity securities of
                                                    large-cap companies
                                                    located in the U.S.

Classic Value          Pzena Investment             Seeks long-term growth of
                       Management, LLC              capital by investing,
                                                    under normal market
                                                    conditions, at least 80%
                                                    of its net assets in
                                                    domestic equity securities.

Utilities              Massachusetts Financial      Seeks capital growth and
                       Services Company             current income (income
                                                    above that available from
                                                    a portfolio invested
                                                    entirely in equity
                                                    securities) by investing,
                                                    under normal market
                                                    conditions, at least 80%
                                                    of the portfolio's net
                                                    assets (plus any
                                                    borrowings for investment
                                                    purposes) in equity and
                                                    debt securities of
                                                    domestic and foreign
                                                    companies in the utilities
                                                    industry.

Real Estate Securities Deutsche Investment          Seeks to achieve a
                       Management Americas, Inc.    combination of long-term
                                                    capital appreciation and
                                                    current income by
                                                    investing, under normal
                                                    market conditions, at
                                                    least 80% of its net
                                                    assets (plus any
                                                    borrowings for investment
                                                    purposes) in equity
                                                    securities of real estate
                                                    investment trusts and real
                                                    estate companies.

 Portfolio                Portfolio Manager          Investment Description
 ---------           ----------------------------- ---------------------------
 Small Cap           Munder Capital Management     Seeks long-term capital
 Opportunities                                     appreciation by investing,
                                                   under normal circumstances,
                                                   at least 80% of its assets
                                                   in equity securities of
                                                   companies with market
                                                   capitalizations within the
                                                   range of the companies in
                                                   the Russell 2000 Index*.

 Small Company Value T. Rowe Price Associates,     Seeks long-term growth of
                     Inc.                          capital by investing, under
                                                   normal market conditions,
                                                   primarily in small
                                                   companies whose common
                                                   stocks are believed to be
                                                   undervalued. Under normal
                                                   market conditions, the
                                                   portfolio will invest at
                                                   least 80% of its net assets
                                                   (plus any borrowings for
                                                   investment purposes) in
                                                   companies with market
                                                   capitalizations that do not
                                                   exceed the maximum market
                                                   capitalization of any
                                                   security in the Russell
                                                   2000 Index* at the time of
                                                   purchase.

 Special Value       ClearBridge Advisors, LLC     Seeks long-term capital
                                                   growth by investing, under
                                                   normal circumstances, at
                                                   least 80% of its net assets
                                                   in common stocks and other
                                                   equity securities of
                                                   companies whose market
                                                   capitalization at the time
                                                   of investment is not
                                                   greater than the market
                                                   capitalization of companies
                                                   in the Russell 2000 Value
                                                   Index*.

 Mid Cap Value       Lord, Abbett & Co. LLC        Seeks capital appreciation
                                                   by investing, under normal
                                                   market conditions, at least
                                                   80% of the portfolio's net
                                                   assets (plus any borrowings
                                                   for investment purposes) in
                                                   mid-sized companies.

 Value               Van Kampen                    Seeks to realize an
                                                   above-average total return
                                                   over a market cycle of
                                                   three to five years,
                                                   consistent with reasonable
                                                   risk, by investing
                                                   primarily in equity
                                                   securities of companies
                                                   with capitalizations
                                                   similar to the market
                                                   capitalization of companies
                                                   in the Russell Midcap Value
                                                   Index*.

 All Cap Value       Lord, Abbett & Co. LLC        Seeks capital appreciation
                                                   by investing in equity
                                                   securities of U.S. and
                                                   multinational companies in
                                                   all capitalization ranges
                                                   that the subadviser
                                                   believes are undervalued.

 500 Index           MFC Global Investment         Seeks to approximate the
                     Management (U.S.A.) Limited   aggregate total return of a
                                                   broad U.S. domestic equity
                                                   market index by attempting
                                                   to track the performance of
                                                   the S&P 500 Stock Price
                                                   Index.*

 500 Index B (NAV    MFC Global Investment         Seeks to approximate the
 Shares)             Management (U.S.A.) Limited   aggregate total return of a
                                                   broad U.S. domestic equity
                                                   market index by attempting
                                                   to track the performance of
                                                   the S&P 500 Stock Price
                                                   Index.*

 Fundamental Value   Davis Selected Advisers, L.P. Seeks growth of capital by
                                                   investing, under normal
                                                   market conditions,
                                                   primarily in common stocks
                                                   of U.S. companies with
                                                   market capitalizations of
                                                   at least $10 billion. The
                                                   portfolio may also invest
                                                   in U.S. companies with
                                                   smaller capitalizations.

 U.S. Core           Grantham, Mayo, Van Otterloo  Seeks a high total return
                     & Co. LLC                     by investing primarily in
                                                   investments tied
                                                   economically to the U.S.
                                                   and it invests in equity
                                                   investments in U.S.
                                                   companies whose stocks are
                                                   included in the S&P 500
                                                   Index*.

 Large Cap           UBS Global Asset Management   Seeks to maximize total
                     (Americas) Inc.               return, consisting of
                                                   capital appreciation and
                                                   current income, by
                                                   investing, under normal
                                                   circumstances, at least 80%
                                                   of its net assets (plus
                                                   borrowings for investment
                                                   purposes, if any) in equity
                                                   securities of U.S.
                                                   large-cap companies.

 Quantitative Value  MFC Global Investment         Seeks long-term capital
                     Management (U.S.A.) Limited   appreciation by investing
                                                   primarily in large-cap U.S.
                                                   securities with the
                                                   potential for long-term
                                                   growth of capital.

 American Growth-    Capital Research and          Seeks to make the
 Income              Management Company (adviser   shareholders' investment
                     to the American Funds         grow and provide the
                     Insurance Series)             shareholder with income
                                                   over time by investing all
                                                   of its assets in the master
                                                   fund, Class 2 shares of the
                                                   Growth-Income Fund, a
                                                   series of American Funds
                                                   Insurance Series. The
                                                   Growth-Income Fund invests
                                                   primarily in common stocks
                                                   or other securities which
                                                   demonstrate the potential
                                                   for appreciation and/or
                                                   dividends

 Equity-Income       T. Rowe Price Associates,     Seeks to provide
                     Inc.                          substantial dividend income
                                                   and also long-term capital
                                                   appreciation by investing
                                                   primarily in
                                                   dividend-paying common
                                                   stocks, particularly of
                                                   established companies with
                                                   favorable prospects for
                                                   both increasing dividends
                                                   and capital appreciation.

 American Blue Chip  Capital Research and          Seeks to produce income
 Income and Growth   Management Company (adviser   exceeding the average yield
                     to the American Funds         on U.S. Stocks generally
                     Insurance Series)             and to provide an
                                                   opportunity for growth of
                                                   principal by investing all
                                                   of its assets in Class 2
                                                   shares of the Blue Chip
                                                   Income and Growth Fund, a
                                                   series of American Funds
                                                   Insurance Series. The Blue
                                                   Chip Income and Growth Fund
                                                   invests primarily in common
                                                   stocks of larger, more
                                                   established companies based
                                                   in the U.S. with market
                                                   capitalizations of $4
                                                   billion and above.

Portfolio                   Portfolio Manager         Investment Description
---------              ---------------------------  --------------------------
Income & Value         Capital Guardian Trust       Seeks the balanced
                       Company                      accomplishment of (a)
                                                    conservation of principal
                                                    and (b) long-term growth
                                                    of capital and income by
                                                    investing the portfolio's
                                                    assets in both equity and
                                                    fixed-income securities.
                                                    The subadviser has full
                                                    discretion to determine
                                                    the allocation between
                                                    equity and fixed income
                                                    securities.

PIMCO VIT All Asset    Pacific Investment           The portfolio invests
Portfolio (a series of Management Company, LLC      primarily in a diversified
the PIMCO Variable                                  mix of (a) common stocks
Insurance Trust) (only                              of large and mid-sized
Class M is available                                U.S. companies, and (b)
for sale)                                           bonds with an overall
                                                    intermediate term average
                                                    maturity.

Global Allocation      UBS Global Asset Management  Seeks total return,
                       (Americas) Inc.              consisting of long-term
                                                    capital appreciation and
                                                    current income, by
                                                    investing in equity and
                                                    fixed income securities of
                                                    issuers located within and
                                                    outside the U.S.

High Yield             Western Asset Management     Seeks to realize an
                       Company                      above-average total return
                                                    over a market cycle of
                                                    three to five years,
                                                    consistent with reasonable
                                                    risk, by investing
                                                    primarily in high-yield
                                                    debt securities, including
                                                    corporate bonds and other
                                                    fixed-income securities.

U.S. High Yield Bond   Wells Capital Management,    Seeks total return with a
                       Incorporated                 high level of current
                                                    income by investing, under
                                                    normal market conditions,
                                                    primarily in below
                                                    investment-grade debt
                                                    securities (sometimes
                                                    referred to as "junk
                                                    bonds" or high yield
                                                    securities). The portfolio
                                                    also invests in corporate
                                                    debt securities and may
                                                    buy preferred and other
                                                    convertible securities and
                                                    bank loans.

Strategic Bond         Western Asset Management     Seeks a high level of
                       Company                      total return consistent
                                                    with preservation of
                                                    capital by investing at
                                                    least 80% of its net
                                                    assets in fixed income
                                                    securities.

Strategic Income       MFC Global Investment        Seeks a high level of
                       Management (U.S.), LLC       current income by
                                                    investing, under normal
                                                    market conditions,
                                                    primarily in foreign
                                                    government and corporate
                                                    debt securities from
                                                    developed and emerging
                                                    markets, U.S. Government
                                                    and agency securities, and
                                                    U.S. high yield bonds.

Global Bond            Pacific Investment           Seeks to realize maximum
                       Management Company, LLC      total return, consistent
                                                    with preservation of
                                                    capital and prudent
                                                    investment management, by
                                                    investing the portfolio's
                                                    assets primarily in fixed
                                                    income securities. These
                                                    fixed income instruments
                                                    may be denominated in
                                                    non-U.S. currencies or in
                                                    U.S. dollars.

Investment Quality     Wellington Management        Seeks a high level of
Bond                   Company, LLP                 current income consistent
                                                    with the maintenance of
                                                    principal and liquidity,
                                                    by investing in a
                                                    diversified portfolio of
                                                    investment grade bonds.
                                                    Investments will tend to
                                                    focus on corporate bonds
                                                    and U.S. Government bonds
                                                    with intermediate to
                                                    longer term maturities.

Total Return           Pacific Investment           Seeks to realize maximum
                       Management Company, LLC      total return, consistent
                                                    with preservation of
                                                    capital and prudent
                                                    investment management, by
                                                    investing, under normal
                                                    market conditions, at
                                                    least 65% of the
                                                    portfolio's assets in a
                                                    diversified portfolio of
                                                    fixed income securities of
                                                    varying maturities.

American Bond          Capital Research and         Seeks to maximize current
                       Management Company (adviser  income and preserve
                       to the American Funds        capital by investing all
                       Insurance Series)            of its assets in the
                                                    Master Fund, Class 2
                                                    Shares of the Bond Fund, a
                                                    Series of the American
                                                    Fund Insurance Series. The
                                                    Bond Fund normally invests
                                                    at least 80% of its assets
                                                    in bonds.

Real Return Bond       Pacific Investment           Seeks maximum return,
                       Management Company LLC       consistent with
                                                    preservation of capital
                                                    and prudent investment
                                                    management, by investing,
                                                    under normal market
                                                    conditions, at least 80%
                                                    of its net assets in
                                                    inflation-indexed bonds of
                                                    varying maturities issued
                                                    by the U.S. and non-U.S.
                                                    governments and by
                                                    corporations.

Core Bond              Wells Capital Management,    Seeks total return
                       Incorporated                 consisting of income and
                                                    capital appreciation by
                                                    investing, under normal
                                                    market conditions, in a
                                                    broad range of
                                                    investment-grade debt
                                                    securities. including U.S.
                                                    Government obligations,
                                                    corporate bonds,
                                                    mortgage-backed and other
                                                    asset backed securities
                                                    and money market
                                                    instruments.

Active Bond            Declaration Management &     Seeks income and capital
                       Research LLC and MFC Global  appreciation by investing
                       Management (U.S.), LLC       at least 80% of its assets
                                                    in a diversified mix of
                                                    debt securities and
                                                    instruments.

Portfolio                   Portfolio Manager         Investment Description
---------              ---------------------------  --------------------------
U.S. Government        Western Asset Management     Seeks a high level of
Securities             Company                      current income consistent
                                                    with preservation of
                                                    capital and maintenance of
                                                    liquidity, by investing in
                                                    debt obligations and
                                                    mortgage-backed securities
                                                    issued or guaranteed by
                                                    the U.S. Government, its
                                                    agencies or
                                                    instrumentalities, and
                                                    derivative securities such
                                                    as collateralized mortgage
                                                    obligations backed by such
                                                    securities.

Money Market           MFC Global Investment        Seeks maximum current
                       Management (U.S.A.) Limited  income consistent with
                                                    preservation of principal
                                                    and liquidity by investing
                                                    in high quality money
                                                    market instruments

Lifestyle Aggressive   MFC Global Investment        Seeks to provide long-term
                       Management (U.S.A.) Limited  growth of capital (current
                       .                            income is not a
                                                    consideration) by
                                                    investing 100% of the
                                                    Lifestyle Trust's assets
                                                    in other portfolios of the
                                                    Trust which invest
                                                    primarily in equity
                                                    securities.

Lifestyle Growth       MFC Global Investment        Seeks to provide long-term
                       Management (U.S.A.) Limited  growth of capital with
                       .                            consideration also given
                                                    to current income by
                                                    investing approximately
                                                    20% of the Lifestyle
                                                    Trust's assets in other
                                                    portfolios of the Trust,
                                                    which invest primarily in
                                                    fixed income securities
                                                    and approximately 80% of
                                                    its assets in other
                                                    portfolios of the Trust,
                                                    which invest primarily in
                                                    equity securities.

Lifestyle Balanced     MFC Global Investment        Seeks to provide a balance
                       Management (U.S.A.) Limited  between a high level of
                                                    current income and growth
                                                    of capital with a greater
                                                    emphasis given to capital
                                                    growth by investing
                                                    approximately 40% of the
                                                    Lifestyle Trust's assets
                                                    in other portfolios of the
                                                    Trust which invest
                                                    primarily in fixed income
                                                    securities and
                                                    approximately 60% of its
                                                    assets in other portfolios
                                                    of the Trust which invest
                                                    primarily in equity
                                                    securities.

Lifestyle Moderate     MFC Global Investment        Seeks to provide a balance
                       Management (U.S.A.) Limited  between a high level of
                                                    current income and growth
                                                    of capital with a greater
                                                    emphasis given to current
                                                    income by investing
                                                    approximately 60% of the
                                                    Lifestyle Trust's assets
                                                    in other portfolios of the
                                                    Trust which invest
                                                    primarily in fixed income
                                                    securities and
                                                    approximately 40% of its
                                                    assets in other portfolios
                                                    of the Trust which invest
                                                    primarily in equity
                                                    securities.

Lifestyle Conservative MFC Global Investment        Seeks to provide a high
                       Management (U.S.A.) Limited  level of current income
                                                    with some consideration
                                                    also given to growth of
                                                    capital by investing
                                                    approximately 80% of the
                                                    Lifestyle Trust's assets
                                                    in other portfolios of the
                                                    Trust, which invest
                                                    primarily in fixed income
                                                    securities and
                                                    approximately 20% of its
                                                    assets in other portfolios
                                                    of the Trust, which invest
                                                    primarily in equity
                                                    securities.

   "S&P 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 3000(R)," and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

MSCI All Country World ex US Index $200 million to $244 billion
Russell 2000 Index $38.40 million to $3.72 billion
Russell 3000 Index $38.40 million to $411 billion
Russell 2000 Value Index $39 million to $3.1 billion
Russell Midcap Value Index $1.327 million to $21 billion
S&P Mid Cap 400 Index $590 million to $12.5 billion
S&P 500 Index $1.415 million to $411 billion
Dow Jones Wilshire 5000 Index $38.49 million to $411 billion

                                POLICY SUMMARY

General

   The policy is a flexible premium variable life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit percentage. Your policy's provisions may vary in some states and the terms of the policy and any endorsement or riders supersede the disclosure in this prospectus.

Death Benefits

   There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death. If on the date of death of the Life Insured, the policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this prospectus.

Cash Value Enhancement Riders

   The policy may be issued with one of two optional cash value enhancement riders. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce surrender charges payable upon decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge. The decision to add one of these two riders must be made at issuance of the policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the policy.

Return of Premium Rider

   If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Rider. This rider provides an additional death benefit payable upon the death of the Life Insured after the Company receives due proof of death. The Return of Premium death benefit is equal to the initial premium. Any subsequent premiums will increase the Return of Premium death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider death benefit is not protected by the No-Lapse Guarantee after the second Policy Year.

Premiums

   You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.

Policy Value

   The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account.

Policy Loans

   You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the Life Insured's death or upon surrender of the policy.

Surrender and Partial Withdrawals

   You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the policy and an assessment of a portion of the surrender charges to which the policy is subject.

   You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge and outstanding monthly deductions due minus the Policy Debt.

Lapse and Reinstatement

   Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.

   The policies differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not in itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

   You may reinstate a lapsed policy at any time within the five year period following lapse, provided the policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Lapse and Reinstatement -- Reinstatement."

Charges and Deductions

    We assess certain charges and deductions in connection with the policy. These include:

    .  charges deducted from premiums paid;

    . monthly deductions for administration, asset-based risk, cost of insurance, and Face Amount charges;

    .  charges assessed on surrender or lapse; and

    . if applicable, a charge for any supplementary benefits added to the policy.

These charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, Face Amount, and administrative charges be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.

   In addition, there are charges deducted from each portfolio. These charges are summarized in the Fee Tables.

   The policy may be issued with either one of the two optional cash value enhancement riders which we offer. In the case of the Cash Value Enhancement Rider, the surrender charge is reduced upon the surrender or lapse of a policy. In the case of the Cash Value Enhancement Plus Rider, the surrender charge is eliminated. If a policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.

Investment Options and Investment Subadvisers

   You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

   The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services.

   Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events.

   Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and
(c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

   Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in the portfolio prospectuses.

                  GENERAL INFORMATION ABOUT JOHN HANCOCK NY,
                       RATINGS AND THE SEPARATE ACCOUNT

Description of John Hancock NY

   John Hancock Life Insurance Company of New York ("John Hancock NY" or "the Company") is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Ratings

   We have received the following ratings from independent rating agencies:

A++ A.M. Best Superior

Companies have a very strong ability to meet their obligations; 1/st/ category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2/nd/ category of 9

AAA Standard & Poor's

Extremely strong financial security characteristics; 1/st/ category of 8

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of John Hancock NY's ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

   The investment accounts shown on page 1 are in fact sub-accounts of Separate Account B (the "Account"), a separate account established under New York law. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

   The Account's assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Account. However, the obligations under the policies are the corporate obligation of the Company.

   New sub-accounts may be added and made available to policy owners from time to time. Existing sub-accounts may be modified or deleted at any time.

                               ISSUING A POLICY

Requirements

   To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.

   With our prior approval, the policy may be issued on a basis that does not take into account the Life Insured's sex. A policy will only be issued on the lives of insureds from issue ages 0 through 90.

   Each policy has a Policy Date, an Effective Date and an Issue Date (see "Definitions" in Appendix A).

   The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Validity provisions of the policy are measured.

   If your application is not accompanied by a check for your initial premium and no request to backdate the policy has been made:

    . the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

    .  the Issue Date will be the date the Company issues the policy.

The initial premium must be received within 60 days after the Issue Date, and the Life Insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be cancelled and any partial premiums will be returned to the applicant.

   Minimum Initial Face Amount. We will generally issue a policy only if it has a Face Amount of at least $100,000.

   Backdating a Policy. Upon request and under limited circumstances, we may backdate a policy, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

   As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Temporary Insurance Agreement

   Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our insurance practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that any benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

   The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.

Right to Examine the Policy

   A policy may be returned for a refund of the premium within 10 days after the policy is received. The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. During the "Right to Examine the Policy Period," Policy Value will be allocated to the Money Market subaccount.

   If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by the Company, the Company will refund the premium to the policy owner. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.

   Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policy owner should consult with his or her John Hancock NY agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

   John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.

Life Insurance Qualification

   A policy must satisfy either one of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, you must choose either the Cash Value Accumulation Test ("CVA Test") or the Guideline Premium Test ("GP Test"). The test cannot be changed once the policy is issued.

   CASH VALUE ACCUMULATION TEST. Under the CVA Test the Policy Value may not at any time exceed the Net Single Premium required to fund future policy benefits, assuming guaranteed charges and 4% net interest. The Net Single Premium is the one payment that would be needed on a specific date to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVA Test, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.

   GUIDELINE PREMIUM TEST. Under the GP Test, the sum of premiums paid into the policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

    .  the Guideline Single Premium, or

    .  the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the policy.

   The GP Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. See "Death Benefits -- Minimum Death Benefit."

   The GP Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

   Changes to the policy may affect the maximum amount of premiums, such as:

    .  a change in the policy's Face Amount;

    .  a change in the death benefit option;

    .  partial withdrawals;

    .  addition or deletion of supplementary benefits.

Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

                                DEATH BENEFITS

   If the policy is in force at the time of the Life Insured's death, we will pay an insurance benefit to the beneficiary. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

Death Benefit Options

   There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

   DEATH BENEFIT OPTION 1. Under Option 1, the death benefit is the Face Amount of the policy at the date of death.

   DEATH BENEFIT OPTION 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death.

   If any partial withdrawals are made, the death benefit, whether it is Option 1 or 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for death benefit Option 1. See "Policy Surrender and Partial Withdrawals."

   If the Life Insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

Minimum Death Benefit

   The Minimum Death Benefit depends on whether you elect the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the policy as life insurance under the Code. See "Issuing a Policy -- Life Insurance Qualification."

   If you elect the GP Test, the sum of the death benefit as described above and the benefit payable under any Optional Term Rider on the Life Insured will never be less than the Policy Value at the date of death multiplied by the applicable Minimum Death Benefit Percentage in the table below.

                                    TABLE OF
                       MINIMUM DEATH BENEFIT PERCENTAGES
                       ---------------------------------
                       ATTAINED AGE APPLICABLE PERCENTAGE
                       ------------ ---------------------
                       40 and under         250%
                            45              215%
                            50              185%
                            55              150%
                            60              130%
                            65              120%
                            70              115%
                            75              105%
                            90              105%
                       95 and above         100%

   For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.

   If you elect the CVA Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Optional Term Rider on the Life Insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

Changing the Death Benefit Option

   You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

   A change in the death benefit option will result in a change in the policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

   CHANGE FROM OPTION 1 TO OPTION 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

   CHANGE FROM OPTION 2 TO OPTION 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

   No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

   Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.

   INCREASE IN FACE AMOUNT. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other minimum Face Amount increase as we may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the Life Insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.

   New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the Surrender Charge Premium Limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges.

   An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.

   Increase with Prior Decrease. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

   CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

   DECREASES IN FACE AMOUNT. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other minimum Face Amount decrease as we may establish on 90 days written notice to you. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then to the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. For information on surrender charges on a decrease in Face Amount, see "Charges and Deductions -- Surrender Charges."

   FACTORS THAT AFFECT THE DEATH BENEFIT. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by you and the charges deducted. For a discussion of how these factors affect Policy Value see the "Summary of Benefits and Risks." These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

                               PREMIUM PAYMENTS

Initial Premiums

   No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

   The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

   On the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Subsequent Premiums

   After the payment of the initial premium, premiums may be paid at any time and in any amount until the Life Insured's Attained Age 100, subject to the limitations on premium amount described below.

   A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices of your planned premium at the payment interval you selected. However, you are under no obligation to make the planned premium payment.

   We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

   Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period.

   All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

   If the policy is issued under the GP Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by the Code for a policy to qualify as life insurance.

   If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

   Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us is received at our Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

Investment Credit

   After the tenth Policy Anniversary, we may credit your Policy Value annually on the Policy Anniversary date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for Policy Anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

                            CHARGES AND DEDUCTIONS

   We make various charges under the policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a policy, a decrease in Face Amount, a partial withdrawal or lapse of a policy. These charges are discussed below.

   Your policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider or the Cash Value Enhancement Plus Rider. Adding either rider to your policy will alter certain charges under your policy. The charges associated with these riders are discussed under "Other Provisions of the Policy -- Cash Value Enhancement Riders."

Premium Charge

   During the first 10 Policy Years, we deduct a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

Surrender Charges

   We will deduct a surrender charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

    .  the policy is surrendered for its Net Cash Surrender Value,

    .  a partial withdrawal is made,

    . the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, or

    .  the policy lapses.

Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.

   The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The surrender charge is calculated separately for the initial Face Amount and each Face Amount increase.

   The Surrender Charge Period varies based on the age of the Life Insured on the date of issuance of the policy or the date of any Face Amount increase (as applicable) as follows:

                      AGE                  SURRENDER CHARGE PERIOD
                      ---               -----------------------------
                     0-50                         15 Years
                      51                          14 Years
                      52                          13 Years
                      53                          12 Years
                      54                          11 Years
                      55+                         10 Years

   The surrender charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)   is the rate per $1000 of initial Face Amount (or Face Amount increase);

(ii) is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

(iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

   The rate per $1000 of initial Face Amount is based on the Life Insured's Age at issuance of the policy and the death benefit option in effect. The rate per $1000 of Face Amount increase is based on the Life Insured's Attained Age and the death benefit option in effect at the time of an increase. The rates per $1000 are set forth in the following table.

                     TABLE OF GUARANTEED SURRENDER CHARGE
                    RATES PER $ 1000 OF FACE AMOUNT OR FACE
                                AMOUNT INCREASE
                    ---------------------------------------

          AGE AT ISSUANCE OR           DEATH BENEFIT DEATH BENEFIT
       ATTAINED AGE AT INCREASE          OPTION 1      OPTION 2
       ------------------------        ------------- -------------
              25 or less                   $7.54         $6.50
               26 - 35                     $6.61         $5.78
               36 - 45                     $6.09         $4.85
               46 - 55                     $4.13         $4.65
               56 - 65                     $2.99         $1.96
                 66+                       $2.48         $1.96

   The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the surrender charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

            GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
       (Applicable to the Initial Face Amount and Subsequent Increases)
            The Grading Percentages Will Not Exceed The Following:

                                         AGE AND GRADING PERCENTAGE**
                                         ----------------------------
          SURRENDER CHARGE PERIOD*       0-50  51   52   53   54  55+
          ------------------------       ---- ---  ---  ---  ---  ---
          1                              100% 100% 100% 100% 100% 100%
          2                               93%  93%  92%  92%  91%  90%
          3                               87%  86%  85%  83%  82%  80%
          4                               80%  79%  77%  75%  73%  70%
          5                               73%  71%  69%  67%  64%  60%
          6                               67%  64%  62%  58%  55%  50%
          7                               60%  57%  54%  50%  45%  40%
          8                               53%  50%  46%  42%  36%  30%
          9                               47%  43%  38%  33%  27%  20%
          10                              40%  36%  31%  25%  18%  10%
          11                              33%  29%  23%  17%   9%   0%
          12                              27%  21%  15%   8%   0%
          13                              20%  14%   8%   0%
          14                              13%   7%   0%
          15                               7%   0%
          16                               0%

--------
* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.
** Age for the initial Face Amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the Attained Age at the time of the increase.

ILLUSTRATION OF SURRENDER CHARGE CALCULATION.

Assumptions.

    .  45 year old

    .  death benefit Option 1

    .  $20,000 in premiums have been paid on the policy in the first Policy Year

    . Surrender Charge Premium Limit for the policy is $16.06 per thousand of Face Amount

    . Face Amount of the policy at issue is $500,000 and no increases have occurred

    .  policy is surrendered during the first month of the first Policy Year.

Surrender Charge. The surrender charge to be assessed would be $12,680 determined as follows:

    . First, the applicable rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.

    . Next, this figure is multiplied by the initial Face Amount divided by 1000.

                   $25.36 x [500,000/1000 or 500] = $12,680.

    . Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

                           $12,680 x 100% = $12,680.

   Depending upon the Face Amount of the policy, the Age of the Life Insured at issuance, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and, therefore, the policy owner may receive no surrender proceeds upon surrendering the policy.

   SURRENDER CHARGES ON A PARTIAL WITHDRAWAL. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

     (a) is the amount of the partial Net Cash Surrender Value withdrawal;

     (b) is the Net Cash Surrender Value prior to the withdrawal; and

     (c) is the current total surrender charge prior to the withdrawal.

   The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the surrender charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.

   Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

   SURRENDER CHARGE ON DECREASE IN FACE AMOUNT. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

   The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decrease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the exemption amount. This amount is set at issuance of the policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the policy or a partial withdrawal of Net Cash Surrender Value.

Monthly Charges

   On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the Life Insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

    .  an administration charge;

    .  a Face Amount charge;

    .  an asset-based risk charge; and

    .  a cost of insurance charge.

   If applicable, there may be additional monthly charges for any supplementary benefits added to the policy.

   All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by you and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

   ADMINISTRATION CHARGE. The administration charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

   FACE AMOUNT CHARGE. There is a monthly charge per $1000 Face Amount that is paid to us. The monthly charge per $1000 of Face Amount varies by the Age of the Life Insured at issuance (or the Attained Age of the Life Insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

                            DEATH BENEFIT OPTION        DEATH BENEFIT
                                     1                     OPTION 2
AGE*/ATTAINED AGE*        (First Ten Policy Years) (First Ten Policy Years)
------------------        ------------------------ ------------------------
25 or less                         $0.08                    $0.04
    35                             $0.11                    $0.06
    45                             $0.22                    $0.10
    55                             $0.31                    $0.17
    65                             $0.60                    $0.39
    75                             $0.89                    $0.61
    85+                            $1.18                    $0.83

--------
* For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.

   ASSET-BASED RISK CHARGE. A charge is assessed against the Investment Accounts monthly. This rate is currently 0% and is guaranteed not to exceed 0.30%. This charge is paid to us to compensate for the sales, administrative and other expenses we may incur. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

   COST OF INSURANCE CHARGE. The monthly cost of insurance charge is paid to us and is determined as the rate of the cost of insurance for a specific Policy Month, multiplied by the net amount at risk, as described below.

   Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

     (a) is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

     (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance charge.

   Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

   Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

   The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the Life Insured's age, sex and risk classification, the duration that coverage has been in force and the net amount at risk.

   We apply unisex rates where appropriate under the law. Currently unisex rates are applied for policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

   The cost of insurance charges reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of the life insured. In no event will the cost of insurance charges exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Life Insured. After the first Policy Year, the cost of insurance charge will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, age nearest birthday, mortality tables. Current cost of insurance charges may be less than the guaranteed rates.

Charges for Transfers

   A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.

Investment Management Fees and Expenses

   The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the Fee Tables and in the prospectuses for the portfolios.

Reduction in Charges

   The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                       SPECIAL PROVISIONS FOR EXCHANGES

   We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

                          COMPANY TAX CONSIDERATIONS

   Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.

                                 POLICY VALUE

Determination of the Policy Value

   A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

   The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Summary of Benefits and Risks."

   INVESTMENT ACCOUNTS. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

   FIXED ACCOUNT. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See "The General Account -- Fixed Account."

   LOAN ACCOUNT. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See "Policy Loans -- Loan Account."

Units and Unit Values

   Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

   A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

   Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business
Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

   Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.

   The net investment factor for a sub-account on any Business Day is equal to
(a) divided by (b) where:

     (a) is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

     (b) is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

   Subject to the restrictions set forth below, you may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Account." Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file.

   Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio's investments in accordance with the portfolio's investment objective and policies) and dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

   Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

   Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

   While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

    .  within eighteen months after the Issue Date; or

    . within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or

    . within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

TRANSFERS INVOLVING FIXED ACCOUNT. The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

   TELEPHONE TRANSFERS. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

   DOLLAR COST AVERAGING. We offer policy owners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.

   We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.

   ASSET ALLOCATION BALANCER TRANSFERS. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner's chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days' written notice of any change in the current charge.

   We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.

                                 POLICY LOANS

   While a policy is in force and has an available loan value, a policy owner may borrow against the Policy Value in an amount not to exceed the maximum loanable amount. The policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits -- Policy Loans."

Effect of Policy Loans

   A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

   Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten Policy Years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten Policy Years and 0.5% thereafter. We may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

   For a policy that is not a modified endowment contract ("MEC"), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

   If the interest due on a Policy Anniversary is not paid, the interest will be borrowed against the policy and added to the Policy Debt. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the Life Insured's Attained Age 100. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

   When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

   INTEREST CREDITED TO THE LOAN ACCOUNT. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.

   LOAN ACCOUNT ADJUSTMENTS. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

   LOAN REPAYMENTS. You may repay the Policy Debt in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.

   Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.

                   POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

   A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and your written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

   You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal, see "Charges and Deductions -- Surrender Charges."

   Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

   REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit -- Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.

   If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.

   When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

                            LAPSE AND REINSTATEMENT

Lapse

   Unless the No-Lapse Guarantee is in effect, the policy will go into default at the beginning of any Policy Month that the policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Other Policy Distributions." We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the policy will terminate with no value.

No-Lapse Guarantee

   As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default even if adverse investment experience or other factors should cause the policy's Net Cash Surrender Value to fall to zero or below during such period.

   The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

   The No-Lapse Guarantee Premium is set at issuance of the policy and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the supplementary benefits added to the policy or the risk classification of the Life Insured.

   The No-Lapse Guarantee Period is described under "Definitions" in Appendix A.

   While the No-Lapse Guarantee is in effect, we will determine, at the beginning of any Policy Month that a policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policy owner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

    . the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

    . the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

   NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

   DEATH DURING GRACE PERIOD. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

   A policy owner may, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

    . Evidence of the Life Insured's insurability, satisfactory to the Company, is provided to the Company; and

    . A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the planned premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policy owner's request or the date we receive the required payment at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

   Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

                              THE GENERAL ACCOUNT

   The general account of John Hancock NY consists of all assets owned by us other than those in Separate Account B and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

   By virtue of exclusionary provisions, interests in the general account of John Hancock NY have not been registered under the Securities Act of 1933 ("1933 Act") and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

   You may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

   POLICY VALUE IN THE FIXED ACCOUNT. The Policy Value in the Fixed Account is equal to:

    .  the portion of the Net Premiums allocated to it; plus

    .  any amounts transferred to it; plus

    .  interest credited to it; less

    .  any charges deducted from it; less

    .  any partial withdrawals from it; less

    .  any amounts transferred from it.

   INTEREST ON THE FIXED ACCOUNT. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.

                        OTHER PROVISIONS OF THE POLICY

Cash Value Enhancement Riders

   The policy may be issued with one of two optional cash value enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge.

   Under each of the riders, the enhancement in Cash Surrender Value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

             CASH VALUE ENHANCEMENT FACTORS
         (Applicable to Initial Face Amount and
                  Subsequent Increases)
                 --------------------------------------

                CASH VALUE ENHANCEMENT                CASH VALUE ENHANCEMENT
 POLICY YEAR          RIDER                                 PLUS RIDER
 -----------    ----------------------                ----------------------
      1                 90                                     100
      2                 80                                     100
      3                 60                                     100
      4                 40                                     100
      5                 20                                     100
      6+                0                                      100

   Adding either of the Cash Value Enhancement Riders to a policy will alter certain of the charges under the policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the policy.

                COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                        CASH VALUE ENHANCEMENT RIDERS
                  --------------------------------------------
CHARGES                     THE POLICY
Premium Charge              7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge     0% per Policy Year (guaranteed not to exceed 0.3%)

CHARGES                     THE POLICY WITH CASH VALUE ENHANCEMENT RIDER
Premium Charge              8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge     0% per Policy Year (guaranteed not to exceed 0.25%)

CHARGES                     THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
Premium Charge              3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge     0.08% per Policy Year for the first 15 Policy Years
                            (guaranteed not to exceed 0.11%) and 0.02%
                            thereafter (guaranteed not to exceed 0.05%)

Return of Premium Death Benefit Rider

   The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the Life Insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows:

   The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the Rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the Rider death benefit will not be reduced to less than zero).

   Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:

    . the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

    . the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or

    . the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.

   Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.

   Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is inforce, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.

   No-Lapse Guarantee. The No-Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.

Policy Owner Rights

   Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

   While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

   Determine when and how much you invest in the various accounts in which to invest

   Borrow or withdraw amounts you have in the accounts

   Change the beneficiary who will receive the death benefit

   Change the amount of insurance

   Turn in (i.e., "surrender") the policy for the full amount of its Net Cash Surrender Value

   Choose the form in which we will pay out the death benefit or other proceeds

   It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

   ASSIGNMENT OF RIGHTS. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

   One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes--primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured's lifetime by giving written notice to us in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner's estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

   We will not contest the validity of a policy after it has been in force during any Life Insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

   If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

   If the Life Insured, whether sane or insane, dies by suicide within two years after the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

   If the Life Insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions taken for the increase.

   We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.

Supplementary Benefits

   Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

                          TAX TREATMENT OF THE POLICY

TAX CONSIDERATIONS

   This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

   We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

   The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

   We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

   If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

   Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

   Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

   It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

   Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

   Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

   We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

   Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

   In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

   The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

   We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

   At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

       Policies classified as modified endowment contracts are subject to the following tax rules:

       . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

       . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

       . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

       . is made on or after the date on which the policy owner attains age 59 1/2;

       .  is attributable to the policy owner becoming disabled; or

       . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

       These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

   Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

   Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

   All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

   The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

   To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

   In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

   If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

                               OTHER INFORMATION

Payment of Proceeds

   As long as the policy is in force, John Hancock NY will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

   Within 30 days after each Policy Anniversary, John Hancock NY will send the policy owner a statement showing, among other things:

    .  the amount of death benefit;

    . the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

    . the value of the units in each Investment Account to which the Policy Value is allocated;

    .  the Policy Debt and any loan interest charged since the last report;

    . the premiums paid and other policy transactions made during the period since the last report; and

    .  any other information required by law.

Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.

Distribution of policies

   John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

   The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

   Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

   Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

   You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 135% of target commissionable premium paid in the first policy year, and 8% of target commissionable premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year.

   Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

   Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Responsibilities of John Hancock NY

   The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

   John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the Policies.

   The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

Voting Rights

   As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.

   The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

   John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

   It is possible that in the judgment of the management of John Hancock NY one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

   John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts,
(iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the separate account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

   The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

   All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

   John Hancock NY is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

   John Hancock NY is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

   For further information you may also contact John Hancock NY's home office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

   The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

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

                            APPENDIX A: DEFINITIONS

   Additional Rating: is an increase to the Cost of Insurance rate for Life Insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard risk classification.

   Attained Age: is the age of the Life Insured on the Policy Date plus the number of whole years that have elapsed since the Policy Date.

   Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

   Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.

   Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.

   Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first monthly deduction on the Effective Date.

   Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.

   Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.

   Issue Date: is the date the Company issued the policy. The Issue Date is also the date from which the Suicide and Incontesibility provisions of the policy are measured.

   Life Insured: is the person whose life is insured under this policy.

   Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

   Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

   Maximum Loanable Amount: is 100% of the policy Net Cash Surrender Value less estimated charges to the next Policy Anniversary, including loan interest.

   Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured.

   Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

   Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

   Net Policy Value: is the Policy Value less the value in the Loan Account.

   Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

   No-Lapse Guarantee: is a provision of the policy which occurs when the policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

   No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee Period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the Life Insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular policy is stated in the policy.

   No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:

    .  the Face Amount of insurance changes.

    .  a Supplementary Benefit is added, changed or terminated.

    .  the risk classification of the Life Insured changes.

    . a temporary Additional Rating is added (due to a Face Amount increase), or terminated.

    .  the death benefit option changes.

   No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

   No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

   Policy Date: is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

   Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

     (a) is the total amount of loans borrowed as of such date;

     (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

     (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

     (d) is the total amount of loan repayments as of such date.

   Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

   Service Office Address: is P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633.

   Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.

   Surrender Charge Premium Limit: is used to determine the surrender charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the policy. The Company will advise the policy owner of the Surrender Charge Premium Limit for any increase in Face Amount.

   Written Request: is the policy owner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.

In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock NY and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office.You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

                                SERVICE OFFICE
                                --------------

           EXPRESS DELIVERY                          MAIL DELIVERY
           ----------------                          -------------
         100 Summit Lake Drive                       P.O. Box 600
       Valhalla, New York 10595                 Niagara Square Station,
                                             Buffalo, New York 14201-0600

                PHONE:                                   FAX:
                ------                                   ----
            1-888-267-7784                          1-416-926-5809

   Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-8329 1933 Act File No. 333-85296

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
John Hancock Life Insurance Company of New York Separate Account B
                                 ("Registrant")

                      Interests are made available under

                                VUL ACCUMULATOR

     a flexible premium variable universal life insurance policy issued by

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                      ("JOHN HANCOCK NY" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Servicing Office at 100 Summit Lake Drive, Valhalla, New York 10595 or telephoning 1-888-267-7784.

                               TABLE OF CONTENTS

Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

     John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company of New York Separate Account B (the "Account"), a separate account established by John Hancock NY under New York law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock NY.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

     Administration of policies issued by John Hancock NY and of registered separate accounts organized by John Hancock NY may be provided by John Hancock Life Insurance Company (U.S.A.), or other affiliates. Neither John Hancock NY nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

     The financial statements of John Hancock Life Insurance Company of New York at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account B of John Hancock Life Insurance Company of New York at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. Effective May 1, 2006, JH Distributors became the underwriter and distributor for variable life and annuity products issued by our affiliates, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     The aggregate dollar amount of underwriting commissions paid to JH Distributors in connection with the sale of variable life products in 2006, 2005, and 2004 was $140,721,141, $38,389,385, and $39,069,123, respectively. JH
Distributors did not retain any of these amounts during such periods.

     Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 135% of target commissionable premium paid in the first policy year, and 8% of target commissionable premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   . Fixed dollar payments: The amount of these payments varies widely. JH
     Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   . Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock NY reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
Years Ended December 31, 2006, 2005 and 2004

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                     INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................. F-2

Audited Financial Statements:

Balance Sheets as of December 31, 2006 and 2005.......................... F-3

Statements of Income for the years ended December 31, 2006, 2005, and
  2004................................................................... F-4

Statements of Changes in Shareholder's Equity and Comprehensive Income
  for the years ended December 31, 2006, 2005, and 2004.................. F-5

Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004............................................................... F-6

Notes to Financial Statements............................................ F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York ("The Company") as of December 31, 2006 and 2005, and the related statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2006 and 2005 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                BALANCE SHEETS

                                                              December 31,
                                                          ---------------------
                                                             2006       2005
                                                          ---------- ----------
                                                             (in thousands)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value
     (cost: 2006 - $357,078, 2005 - $256,611)............ $  357,642 $  256,315
Investment in unconsolidated affiliate...................        800        800
Policy loans.............................................     28,345     21,564
Short-term investments...................................    153,598    169,414
                                                          ---------- ----------
   Total Investments.....................................    540,385    448,093

Cash and cash equivalents................................     25,448     24,144
Accrued investment income................................     16,610     12,549
Deferred acquisition costs...............................    299,620    248,817
Deferred sales inducements...............................     31,645     30,065
Federal income tax recoverable...........................         --        624
Reinsurance recoverable..................................     31,404     17,176
Other assets.............................................     12,141     13,363
Separate account assets..................................  5,451,543  4,103,680
                                                          ---------- ----------
   Total Assets.......................................... $6,408,796 $4,898,511
                                                          ========== ==========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits................................... $  519,898 $  472,158
Unearned revenue.........................................     14,690     10,674
Unpaid claims and claim expense reserves.................      3,246      2,173
Amounts due to affiliates................................      6,341     10,060
Amounts payable for securities...........................         --      7,238
Deferred income tax liability............................     47,753     49,831
Federal income tax payable to affiliates.................     43,435         --
Other liabilities........................................     11,808      6,046
Separate account liabilities.............................  5,451,543  4,103,680
                                                          ---------- ----------
   Total Liabilities.....................................  6,098,714  4,661,860

Shareholder's Equity:

Common stock.............................................      2,000      2,000
Additional paid in capital...............................    113,306    113,306
Retained earnings........................................    193,749    121,276
Accumulated other comprehensive income...................      1,027         69
                                                          ---------- ----------
   Total Shareholder's Equity............................    310,082    236,651
                                                          ---------- ----------
   Total Liabilities and Shareholder's Equity............ $6,408,796 $4,898,511
                                                          ========== ==========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                             STATEMENTS OF INCOME

                                                    For the years ended
                                                       December 31,
                                                ---------------------------
                                                  2006      2005     2004
                                                --------  --------  -------
                                                      (in thousands)
Revenues
   Premiums.................................... $    164  $    302  $   348
   Fee income..................................  110,718    73,647   46,988
   Net investment income.......................  136,194    80,856   48,965
   Net realized investment (losses) gains......   (2,657)     (263)   3,015
                                                --------  --------  -------
       Total revenues..........................  244,419   154,542   99,316

Benefits and expenses

   Benefits to policyholders...................   30,548    14,067   26,299
   Other operating costs and expenses..........   39,655    34,066   25,030
   Amortization of deferred acquisition costs
     and deferred sales inducements............   61,840    29,339    1,062
                                                --------  --------  -------
       Total benefits and expenses.............  132,043    77,472   52,391
                                                --------  --------  -------
Income before income taxes and cumulative
  effect of accounting changes.................  112,376    77,070   46,925
Income taxes...................................   39,903    24,515   15,422
                                                --------  --------  -------
Income before cumulative effect of accounting
  changes......................................   72,473    52,555   31,503

Cumulative effect of accounting changes, net
  of tax.......................................       --        --      287
                                                --------  --------  -------
Net income .................................... $ 72,473  $ 52,555  $31,790
                                                ========  ========  =======

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                               Accumulated
                                                          Additional              Other         Total
                                                   Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                   Stock   Capital   Earnings    Income        Equity       Shares
                                                   ------ ---------- -------- ------------- ------------- -----------
                                                                             (in thousands)
Balance at January 1, 2004........................ $2,000  $113,306  $ 36,931    $ 2,550      $154,787       2,000

Comprehensive income:
   Net income.....................................                     31,790                   31,790
   Other comprehensive income, net of tax:........
       Net unrealized losses......................                                (2,116)       (2,116)
                                                                                              --------
   Comprehensive income...........................                                              29,674
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2004...................... $2,000  $113,306  $ 68,721    $   434      $184,461       2,000
                                                   ======  ========  ========    =======      ========       =====
Comprehensive income:
   Net income.....................................                     52,555                   52,555
   Other comprehensive income, net of tax:........
       Net unrealized losses......................                                  (365)         (365)
                                                                                              --------
   Comprehensive income...........................                                              52,190
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2005...................... $2,000  $113,306  $121,276    $    69      $236,651       2,000
                                                   ======  ========  ========    =======      ========       =====
Comprehensive income:
   Net income.....................................                     72,473                   72,473
   Other comprehensive income, net of tax:........
       Net unrealized gains.......................                                   958           958
                                                                                              --------
   Comprehensive income...........................                                              73,431
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2006...................... $2,000  $113,306  $193,749    $ 1,027      $310,082       2,000
                                                   ======  ========  ========    =======      ========       =====

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                                              For the years ended December 31,
                                                                                              -------------------------------
                                                                                                 2006       2005       2004
                                                                                              ---------  ---------  ---------
                                                                                                       (in thousands)
Cash flows provided by operating activities:
   Net income................................................................................ $  72,473  $  52,555  $  31,790
       Adjustments to reconcile net income to net cash provided by operating activities:
       Change in accounting principle........................................................        --         --       (287)
       Net realized investment losses/(gains)................................................     2,657        263     (3,015)
       Increase in reinsurance recoverable...................................................   (14,228)    (7,054)    (3,124)
       Deferral of acquisition costs and sales inducements...................................  (114,573)   (88,651)   (61,852)
       Amortization of deferred acquisition costs and deferred sales inducements.............    61,840     29,339      1,062
       Increase in accrued investment income.................................................    (4,061)    (3,654)      (283)
       Increase (decrease) in other assets and other liabilities, net........................    45,430     (4,444)    12,352
       Increase in policyholder liabilities and accruals, net................................    13,641     10,351     12,227
       (Decrease) increase in deferred income tax liability..................................    (2,594)    19,564     15,560
                                                                                              ---------  ---------  ---------
       Net cash provided by operating activities.............................................    60,585      8,269      4,430

Cash flows used in investing activities:
   Sales and maturities of fixed maturities available-for-sale...............................   139,818    132,430    111,928
   Purchases of fixed maturities available-for-sale..........................................  (243,091)  (181,590)  (175,841)
   Net purchases of short-term investments...................................................    16,675     (2,834)    39,437
   Policy loans advanced, net................................................................    (6,781)    (3,604)    (6,851)
   Net change in payable for undeliverable securities........................................        --      7,238         --
                                                                                              ---------  ---------  ---------
       Net cash used in investing activities.................................................   (93,379)   (48,360)   (31,327)

Cash flows provided by financing activities:
   Deposits and interest credited to policyholder account balances...........................   224,127    174,846    112,541
   Net transfers to separate accounts from policyholders.....................................   (98,483)   (73,030)   (24,456)
   Return of policyholder funds..............................................................   (91,546)   (73,528)   (44,235)
                                                                                              ---------  ---------  ---------
   Net cash provided by financing activities.................................................    34,098     28,288     43,850
                                                                                              ---------  ---------  ---------
   Net increase (decrease) in cash and cash equivalents......................................     1,304    (11,803)    16,953

Cash and cash equivalents at beginning of year...............................................    24,144     35,947     18,994
                                                                                              ---------  ---------  ---------
Cash and cash equivalents at end of year..................................................... $  25,448  $  24,144  $  35,947
                                                                                              =========  =========  =========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                    (IN THOUSANDS UNLESS OTHERWISE STATED)

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A) ("JHUSA"). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

The Company was formerly known as The Manufacturers Life Insurance Company of New York. As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc. ("JHFS"), the Company changed its name to John Hancock Life Insurance Company of New York effective January 1, 2005.

The Company offers and issues individual and group annuity contracts and individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust ("JHT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC ("JHIMS"), an affiliate of the Company, is the investment advisor to JHT. On October 1, 2002, JHUSA exchanged a 30% ownership interest in JHIMS for one common share of the Company. This transaction increased the Company's ownership of JHIMS from 10% to 40%. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the company's ownership in JHIMS to 38%. The Company's investment in JHIMS amounts to $800 and is accounted for using the equity method.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Investments

The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using a specific identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs and deferred sales inducements. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method.

Policy loans are reported at aggregate unpaid balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Deferred Policy Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducement are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DSI was deemed recoverable.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 5 -- Reinsurance for additional disclosures regarding this topic.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Separate Accounts

Separate account assets and liabilities reported in the Company's balance sheets represent funds that are administered for investment contracts related to group pension business, as well as for variable annuity and variable life contracts, and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenue of the Company.

Future Policy Benefits

For fixed and variable annuities, group pension contracts, variable life contracts and universal life contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation. Benefits for fixed and variable annuity, variable life contracts and for universal life contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

Revenue Recognition

Fee income from separate accounts, annuity contracts and group pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

Federal Income Taxes

Income taxes have been provided for in accordance with SFAS No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its financial position or results of operations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is still evaluating the impact SFAS 157 will have on its financial position or results of operations.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's financial position or results of operations.

   Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS155 is not expected to result in a material impact on the Company's financial position or results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's financial position or results of operations.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operations.

   Statement of Position 03-1 - "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders.

SOP 03-1 was effective for the Company's financial statements on January 1, 2004, and resulted in an increase in net income and shareholder's equity of $287 (net of tax of $154) and an increase in net income of $287 (net of tax $154).

Note 2 - Related Party Transactions

The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. Pursuant to an administrative services agreement effective for 2001 and beyond, all inter-company services, except for investment services, are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2006, 2005, and 2004, the Company was billed administrative and investment service expenses of $38,088, $34,562 and $23,450, respectively, from the MLI group of affiliated companies. At December 31, 2006 and 2005, the Company had a net liability to the MLI group of affiliated companies of $6,230 and $9,743, respectively, for services provided.

John Hancock Distributors, LLC, a wholly owned subsidiary of JHUSA, is the exclusive distributor of all variable annuity, variable life, and group pension contracts issued by the Company. For the years ended December 31, 2006, 2005, and 2004, the Company was billed underwriting commissions of $107,671, $79,589 and $53,748, respectively. The Company had a net liability for services provided of $111 and $317 at December 31, 2006 and 2005, respectively. In addition, the Company had a receivable from JHIMS relating to distributions of $9,332 and $7,011, which was included in accrued investment income at December 31, 2006 and 2005, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment (losses) gains:

                                     For the years ended December 31,
                                     -------------------------------
                                       2006        2005       2004
                                      --------    -------   -------
                                           (in thousands)
Net investment income
   Fixed maturities ................ $ 20,004    $12,864    $ 5,594
   Short-term investments...........    2,398      1,317      2,953
   Other invested assets ...........  114,601     67,060     40,759
                                      --------    -------   -------
   Gross investment income..........  137,003     81,241     49,306

       Less investment expenses.....      809        385        341
                                      --------    -------   -------
Net investment income .............. $136,194    $80,856    $48,965
                                      ========    =======   =======
Net realized investment (losses)
  gains
   Fixed maturities ................ $ (2,554)   $  (206)   $ 3,017
   Short-term investments ..........        0        (10)        (2)
   Other invested assets ...........     (103)       (47)         0
                                      --------    -------   -------
Net realized investment (losses)
  gains............................. $ (2,657)   $  (263)   $ 3,015
                                      ========    =======   =======

The Company includes income earned from its investment in JHIMS in the other invested assets category. Income earned from the Company's investment in JHIMS was $112,874, $65,793, and $39,907 for the years ended December 31, 2006, 2005, and 2004, respectively.

As of December 31, 2006 and 2005, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below for the years indicated:

                                                 December 31, 2006
                                     ------------------------------------------
                                                 Gross      Gross
                                     Amortized Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (in thousands)
Available-for-Sale:
U.S. government..................... $263,162    $2,083    $(1,098)   $264,147
Foreign governments.................   10,160        --       (166)      9,994
Corporate securities................   83,756        71       (326)     83,501
                                     --------    ------    -------    --------
   Total fixed maturities
     available-for-sale............. $357,078    $2,154    $(1,590)   $357,642
                                     ========    ======    =======    ========

                                                 December 31, 2005
                                     ------------------------------------------
                                                 Gross      Gross
                                     Amortized Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (in thousands)
Available-for-Sale:
U.S. government..................... $148,727    $1,154    $  (868)   $149,013
Foreign governments.................   96,559       206       (580)     96,185
Corporate securities................   11,325        --       (208)     11,117
                                     --------    ------    -------    --------
   Total fixed maturities
     available-for-sale............. $256,611    $1,360    $(1,656)   $256,315
                                     ========    ======    =======    ========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Proceeds from sales of fixed-maturity securities during 2006, 2005, and 2004 were $45,385, $31,293, and $58,924, respectively. Gross gains realized on the sale of available-for-sale securities were $0, $95 and $3,380 for the years ended December 31, 2006, 2005, and 2004, respectively. Gross losses realized on the sale of available-for-sale securities were $1,131, $301, and $365 for the years ended December 31, 2006, 2005 and 2004, respectively. During 2006, other-than-temporary impairments on fixed maturity securities of $1,562 (2005 - $0; 2004 - $0) were recognized in the statements of income.

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, and the head of portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. The risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

At December 31, 2006, there were 53 fixed maturities that had a gross unrealized loss of $1,590. These securities had a fair value of $217,762 at December 31, 2006. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $1,447 on 23 securities with a fair value of $101,105 at December 31, 2006. The Company has the ability and intent to hold these debt securities until they recover or mature. The contractual maturities of fixed-maturity securities at December 31, 2006 are shown below.

                Unrealized Losses on Fixed Maturity Securities

                                                         As of December 31, 2006
                                    ----------------------------------------------------------------
                                     Less than 12 months    12 months or more           Total
                                    --------------------  --------------------  --------------------
                                     Carrying              Carrying              Carrying
                                     Value of              Value of              Value of
                                    Securities            Securities            Securities
                                    with Gross            with Gross            with Gross
                                    Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:             Loss      Losses      Loss      Losses      Loss      Losses
--------------------------          ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct
  obligations of U.S.government
  agencies.........................  $ 66,297    $(101)    $ 71,563   $  (997)   $137,860   $(1,098)
Corporate bonds....................    50,360      (42)      19,548      (284)     69,908      (326)
Debt securities issued by foreign
  governments......................                           9,994      (166)      9,994      (166)
                                     --------    -----     --------   -------    --------   -------
   Total...........................  $116,657    $(143)    $101,105   $(1,447)   $217,762   $(1,590)
                                     ========    =====     ========   =======    ========   =======

At December 31, 2005, there were 64 debt securities that had a gross unrealized loss of $1,656. These securities had a fair value of $211,273 at December 31, 2005. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $1,090 on 24 securities with a fair value of $78,789 at December 31, 2005.

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                           (in thousands)
Available-for-Sale:
Due in one year or less..............................    $108,164     $107,150
Due after one year through five years................     139,154      138,686
Due after five years through ten years...............      59,284       60,174
Due after ten years..................................      50,476       51,632
                                                         --------     --------
   Total.............................................    $357,078     $357,642
                                                         ========     ========

Fixed-maturity securities with a fair value of $476 and $495 at December 31, 2006 and 2005, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

Equity Method Investments

As of December 31, 2006 and 2005, total assets for JHIMS were $34,086 and $27,968, and total liabilities were $31,980 and $25,863. For the years ended December 31, 2006, 2005, and 2004, net income of JHIMS was $283,029, $164,500, and $99,769, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 4--Income Taxes

The Company will participate with its affiliates in a consolidated federal income tax return for the year ended December 31, 2006. The Company filed a separate federal income tax return for the years ended December 31, 2005 and 2004.

In accordance with the income tax-sharing agreements in effect for 2006, the Company's income tax provision (or benefit) is computed as if the Company filed a separate federal income tax return. The tax charge to the Company will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently,

The components of income taxes were as follows:

                                           For the Years Ended December 31,
                                           -------------------------------
                                            2006       2005        2004
                                            -------    -------    -------
                                                (in thousands)
            Current federal taxes......... $37,581    $ 4,952    $  (138)

            Deferred federal taxes........   2,322     19,563     15,560
                                            -------    -------    -------
            Total income taxes............ $39,903    $24,515    $15,422
                                            =======    =======    =======

Total expenses differ from the statutory rate due principally to the dividends received deduction.

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes and cumulative effect of accounting change to income tax expense charged to operations follows:

                                                        For the Years Ended
                                                            December 31,
                                                     -------------------------
                                                       2006     2005     2004
                                                     -------  -------  -------
                                                           (in thousands)
Tax at 35%.......................................... $39,331  $26,975  $16,424
Add (deduct):

   Prior year taxes.................................      (8)    (760)      --

   Dividends received deduction.....................  (1,909)  (1,707)  (1,019)

   Other............................................   2,489        7       17
                                                     -------  -------  -------
       Total income taxes........................... $39,903  $24,515  $15,422
                                                     =======  =======  =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                               December 31,
                                                            ------------------
                                                              2006      2005
                                                            --------  --------
                                                              (in thousands)
Deferred tax assets:
   Policy reserves adjustments............................. $ 45,879  $ 27,052
   Other...................................................    3,208        --
                                                            --------  --------
       Total deferred tax assets........................... $ 49,087  $ 27,052
                                                            --------  --------
Deferred tax liabilities:
   Deferred acquisition costs.............................. $(63,194) $(55,425)
   Unrealized (gains) losses on securities
     available-for-sale....................................     (473)      166
   Reinsurance.............................................  (33,173)  (19,994)
   Other...................................................       --    (1,630)
                                                            --------  --------
       Total deferred tax liabilities......................  (96,840)  (76,883)
                                                            --------  --------
       Net deferred tax liabilities........................ $(47,753) $(49,831)
                                                            ========  ========

At December 31, 2006 and 2005, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company received a tax refund of $492 in 2006 and paid taxes of $4,744 and $308 in 2005 and 2004, respectively.

Note 5 - Reinsurance

At December 31, 2006, the Company had treaties with twenty re-insurers, eighteen non-affiliated and two affiliated. The per policy life risk retained by the Company is 10% to 30% of a policy, up to a maximum of $100. In 2006, there were eight recoveries under these agreements totaling a recovery of $2,204 on $3,911 of death claims. In 2005, there were three recoveries under these agreements totaling a recovery of $1,906 on $3,214 of death claims. In 2004, there were three recoveries under these agreements totaling a recovery of $4,768 on $4,850 of death claims; of which a recovery of $200 on a $3,000 death claim related to an affiliated reinsurer.

At December 31, 2006, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $4,026, $3,828 and $3,492 in reinsurance premiums for the years ended
December 31, 2006, 2005, and 2004, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 6 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company participates in a non-contributory pension plan entitled "the Manulife Financial U.S. Cash Balance Plan ("The Plan"), which is sponsored by the Company's parent, JHUSA.

Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields plus 0.25% and 5.25% per annum.

Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made for the years ended December 31, 2006, 2005, and 2004 because the Plan was subject to the full funding limitation under the Internal Revenue Code.

As of December 31, 2006 and 2005, the projected benefit obligation to the participants of the Plan was $87.7 million and $85.0 million, and the accumulated benefit obligation was $76.6 million and $74.0 million respectively. This was based on a discount interest rate of 5.75% and 5.50% for December 31, 2006 and 2005, respectively. The fair value of the Plan assets totaled $74.8 million and $71.1 million as of December 31, 2006 and 2005. The expected return on plan assets was 8.25% in both 2006 and 2005, respectively. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2006, 2005 and 2004.

JHUSA adopted Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirment Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) ("SFAS 158") as of December 31, 2006. JHUSA recorded a loss of ($2) million net of tax benefit to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

The Company participates in a defined contribution 401(k) savings plan sponsored by JHUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2006, 2005 and 2004.

In addition to the retirement plans, the Company participates in a post-retirement benefit plan that is sponsored by JHUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor, JHUSA. This plan is unfunded.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 7 - Commitments and Contingencies

Commitments. The Company leases office space under various operating lease agreements, which will expire in March of 2009. For the years ended December 31, 2006, 2005, and 2004 the Company incurred rent expense of $94, $181, and $160, respectively.

The minimum lease payments associated with the office space under the operating lease agreement are as follows:

                                                      Minimum
                                                       Lease
                                                      Payments
                                                   --------------
                                                   (in thousands)
               2007...............................      $ 66
               2008...............................        70
               2009...............................        18
                                                        ----
               Total..............................      $154
                                                        ====

The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

Legal Proceedings. The Company is regularly involved in litigation both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission and other government and regularity bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning compliance with, among other things, insurance laws, securities laws, and laws governing activities of broker-dealers. As with many other companies in the financial industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late trading and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial services companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 8 - Shareholder's Equity

(a) Common Stock

The Company has one class of capital stock: common stock ($1 par value, 3,000,000 shares authorized and 2,000,001 shares issued and outstanding) at December 31, 2006 and 2005.

(b)Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                   Accumulated
                                                          Net         Other
                                                       Unrealized Comprehensive
                                                         Gains       Income
                                                       ---------- -------------
Balance at January 1, 2004............................  $ 2,550      $ 2,550
Gross unrealized losses (net of deferred income tax
  benefit of $248)....................................     (459)        (459)
Reclassification adjustment for gains realized in net
  income (net of income tax expense of $1,055)........   (1,960)      (1,960)
Adjustment to deferred acquisition costs (net of
  deferred income tax expense of $185)................      343          343
Adjustment to deferred sales inducements (net of
  deferred income tax benefit of $21).................      (40)         (40)
                                                        -------      -------
Net unrealized losses.................................   (2,116)      (2,116)
                                                        -------      -------
Balance at December 31, 2004..........................      434          434
                                                        =======      =======
Gross unrealized losses (net of deferred income tax
  benefit of $602)....................................   (1,119)      (1,119)
Reclassification adjustment for losses realized in
  net income (net of income tax benefit of $72).......      134          134
Adjustment to deferred acquisition costs (net of
  deferred income tax expense of $286)................      531          531
Adjustment to deferred sales inducements (net of
  deferred income tax expense of $47).................       89           89
                                                        -------      -------
Net unrealized losses ................................     (365)        (365)
                                                        -------      -------
Balance at December 31, 2005..........................       69           69
                                                        =======      =======
Gross unrealized gains (net of deferred income tax
  expense of $242)....................................      451          451
Reclassification adjustment for losses realized in
  net income (net of income tax benefit of $396)......      735          735
Adjustment to deferred acquisition costs (net of
  deferred income tax benefit of $106)................     (198)        (198)
Adjustment to deferred sales inducements (net of
  deferred income tax benefit of $16).................      (30)         (30)
                                                        -------      -------
Net unrealized gains..................................      958          958
                                                        -------      -------
Balance at December 31, 2006..........................  $ 1,027      $ 1,027
                                                        =======      =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Net unrealized investment gains, included in the balance sheets as a component of shareholder's equity, are summarized as follows:

                                                          2006    2005   2004
                                                         ------  -----  ------
                                                             (in thousands)
Balance at end of year comprises:
   Fixed maturities..................................... $  564  $(296) $1,353
   Short-term and other investments.....................    786   (178)   (312)
                                                         ------  -----  ------
Total...................................................  1,350   (474)  1,041

Amounts of unrealized investment losses (gains)
  attributable to:
   Deferred acquisition costs...........................    201    505    (312)
   Deferred sales inducements...........................     29     75     (61)
   Deferred federal income taxes........................   (553)   (37)   (234)
                                                         ------  -----  ------
Total...................................................   (323)   543    (607)
                                                         ------  -----  ------
Net unrealized investment gains......................... $1,027  $  69  $  434
                                                         ======  =====  ======

(c) Statutory Results

The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile.

                                                        2006     2005    2004
                                                      -------- -------- -------
                                                           (in thousands)
Statutory net income................................. $ 63,057 $ 13,230 $20,629
Statutory surplus....................................  166,325  100,870  50,980

The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

Note 9 - Capital Maintenance Agreement

Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

Note 10 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Wealth Management Segment. Offers variable annuities and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 - (Summary of Significant Accounting Policies). Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

                                                                Wealth
                                                   Protection Management  Corporate Consolidated
                                                   ---------- ----------  --------- ------------
                                                                  (in thousands)
Year ended December 31, 2006
Revenues:
   Revenue from external customers................  $ 35,299  $   75,583  $     --   $  110,882
   Net investment income..........................     4,497      25,611   106,086      136,194
   Net realized investment (losses) gains.........    (1,677)       (190)     (790)      (2,657)
                                                    --------  ----------  --------   ----------
   Revenues.......................................  $ 38,119  $  101,004  $105,296   $  244,419
                                                    ========  ==========  ========   ==========
   Net (loss) income:.............................  $ (2,510) $    6,724  $ 68,259   $   72,473
                                                    ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method.....................  $     98  $   17,034  $ 95,742   $  112,874
   Carrying value of investments accounted for by
     the equity method............................        --          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements...................    24,353      37,487        --       61,840
   Income tax (benefit) expense...................      (964)      3,502    37,365       39,903
   Segment assets.................................  $261,106  $5,784,006  $363,684   $6,408,796

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                                                     Wealth
                                                        Protection Management  Corporate Consolidated
                                                        ---------- ----------  --------- ------------
                                                                       (in thousands)
Year ended December 31, 2005
Revenues:
   Revenue from external customers.....................  $ 17,448  $   56,494  $      7   $   73,949
   Net investment income...............................     2,192      17,867    60,797       80,856
   Net realized investment (losses) gains..............      (329)         75        (9)        (263)
                                                         --------  ----------  --------   ----------
   Revenues............................................  $ 19,311  $   74,436  $ 60,795   $  154,542
                                                         ========  ==========  ========   ==========
   Net (loss) income:..................................  $   (431) $   15,397  $ 37,589   $   52,555
                                                         ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $     70  $   11,629  $ 54,094   $   65,793
   Carrying value of investments accounted for by the
     equity method.....................................         0          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements........................     9,367      19,972        --       29,339
   Income tax (benefit) expense........................      (619)      4,506    20,628       24,515
   Segment assets......................................  $164,902  $4,504,239  $229,370   $4,898,511

                                                                     Wealth
                                                        Protection Management  Corporate Consolidated
                                                        ---------- ----------  --------- ------------
                                                                       (in thousands)
Year ended December 31, 2004
Revenues:
   Revenue from external customers.....................  $  7,538  $   39,493  $    305   $   47,336
   Net investment income...............................       774       9,898    38,293       48,965
   Net realized investment (losses) gains..............        35       1,529     1,451        3,015
                                                         --------  ----------  --------   ----------
   Revenues............................................  $  8,347  $   50,920  $ 40,049   $   99,316
                                                         ========  ==========  ========   ==========
   Net (loss) income:..................................  $   (661) $    7,968  $ 24,483   $   31,790
                                                         ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $  1,742  $    5,489  $ 32,676   $   39,907
   Carrying value of investments accounted for by the
     equity method.....................................        --          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements........................     1,952        (890)       --        1,062
   Income tax (benefit) expense........................      (382)      2,114    13,690       15,422
   Segment assets......................................  $ 98,088  $3,461,994  $179,753   $3,739,835

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

The carrying values for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                              ---------------------------------------
                                                     2006                2005
                                              ------------------- -------------------
                                              Carrying            Carrying
                                               Value   Fair Value  Value   Fair Value
                                              -------- ---------- -------- ----------
                                                          (in thousands)
Assets:
   Fixed maturities.......................... $357,642  $357,642  $256,315  $256,315
   Policy loans..............................   28,345    28,345    21,564    21,564
   Short-term investments....................  153,598   153,598   169,414   169,414
   Cash and cash equivalents.................   25,448    25,448    24,144    24,144

Liabilities:
   Fixed rate deferred and immediate
     annuities............................... $285,563  $277,992  $323,103  $313,474

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12 - Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below. The Company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statements of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statements of Income.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. As of December 31, 2006, 60% of the inforce contract values have reduction of benefit on a dollar-for-dollar basis, and 40% on a proportional basis.

In September 2001, the Company introduced a Guaranteed Income Benefit Rider ("GRIP"), which provides a guaranteed minimum annuity payout if the policy holder elects to annuitize after a waiting period of 10 years. In December 2002, the GRIP rider was replaced by a newer version - GRIP II, which provides a more generous benefit base but with a higher rider charge. The Company discontinued the sales of the GRIP and GRIP II riders in 2004.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider
(GMWB) named Principal Plus (PP). This rider provides a guaranteed withdrawal amount referred to as the Guaranteed Withdrawal Balance (GWB) as long as withdrawals do not exceed 5% of the GWB per annum. In 2005, a newer version of the GMWB rider, Principal Plus for Life (PPFL) was introduced. This new rider retains all the features of the PP rider and adds an alternative guarantee of a Life Time Income Amount available for the life of the covered person. In February 2006, the PPFL rider was upgraded to a new "Enhanced" version featuring a key change to the Step-Up option. Previously, Step-Ups occurred automatically every third contract year until the 30th. After the upgrade, Step-Ups will begin to occur annually after the ninth year.

In October 2006, the Company added two new versions of the "Enhanced" PPFL rider to the PPFL family:

    . Principal Plus for Life PLUS Automatic Annual Step-Up, provides clients with the additional advantage that the Step-Up feature will occur annually beginning with the very first contract anniversary.

    . Principal Plus For Life PLUS Spousal Protection, provides clients with the additional advantage that the rider will continue to provide the spouse with a guaranteed lifetime income even after the owner's death.

Reinsurance has been utilized to mitigate risk related to Guaranteed Minimum Death Benefits ("GMDB") and Guaranteed Minimum Income Benefits ("GMIB").

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed on the following page are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

As of December 31, 2006 and 2005, the Company had the following variable contracts with guarantees:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
Guaranteed minimum death benefit

Return of net deposits in the event of death
   Account value.....................................   $  770.8     $  392.8
   Net amount at risk - gross........................        0.4          0.6
   Net amount at risk - net..........................        0.1           --

Highest specified anniversary account value minus
  withdrawals post anniversary in the event of death
   Account value.....................................   $3,215.2     $2,860.5
   Net amount at risk - gross........................       95.0        132.1
   Net amount at risk - net..........................       28.7         39.8

Guaranteed Minimum Income Benefit
   Account value.....................................   $  767.9     $  741.8
   Net amount at risk - gross........................        2.2          3.0
   Net amount at risk - net..........................         --           --

Guaranteed Minimum Withdrawal Benefit
   Account value.....................................   $1,740.1     $  918.9
   Net amount at risk - gross........................        0.1          0.3
   Net amount at risk - net..........................        0.1          0.3

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds with the following characteristics:



                                                                        December 31, December 31,
Asset Class                                  Index                          2006         2005
-----------               --------------------------------------------  ------------ ------------
                                                                              (in millions)
Large Cap Equity......... S&P 500                                         $1,063.9     $  901.1
High Quality Bond........ Ibbottson US Intermediate Term Gov't Bond          637.5        617.2
High Yield Bond.......... Ibbottson Domestic High Yield Bond                  54.6         56.0
Balanced................. 60% Large Cap Equity, 40% High Quality Bond      1,824.3      1,152.2
Small Cap Equity......... Ibbottson US Small Cap Stock                       239.5        255.7
International Equity..... MSCI EAFE                                          103.1         87.9
Global Equity............ MSCI World                                          46.9         40.6
Real Estate.............. NAREIT                                              31.8         25.1
                                                                          --------     --------
Total                                                                     $4,001.6     $3,135.8
                                                                          ========     ========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The reserve roll forwards for the separate accounts as of December 31, 2006 and 2005 are as follows:

                                                                      Guaranteed
                                      Guaranteed     Guaranteed        Minimum
                                    Minimum Death  Minimum Income Withdrawal Benefit
                                    Benefit (GMDB) Benefit (GMIB)       (GMWB)       Totals
                                    -------------- -------------- ------------------ ------
                                                         (in millions)
Balance at January 1, 2006.........     $ 7.8          $(6.3)           $(1.5)       $  --
Incurred guarantee benefits........      (2.7)            --               --         (2.7)
Other reserve changes..............       4.6            8.6              7.9         21.1
                                        -----          -----            -----        -----
Balance at December 31, 2006.......       9.7            2.3              6.4         18.4
Reinsurance recoverable............      (0.2)          (5.5)              --         (5.7)
                                        -----          -----            -----        -----
Net Balance at December 31, 2006...       9.5           (3.2)             6.4         12.7
                                        =====          =====            =====        =====
Balance at January 1, 2005.........       6.2            1.5               --          7.7
Incurred guarantee benefits........      (3.6)            --               --         (3.6)
Other reserve changes..............       5.2            0.4             (1.5)         4.1
                                        -----          -----            -----        -----
Balance at December 31, 2005.......       7.8            1.9             (1.5)         8.2
Reinsurance recoverable............        --           (8.2)              --         (8.2)
                                        -----          -----            -----        -----
Net Balance at December 31, 2005...     $ 7.8          $(6.3)           $(1.5)       $  --
                                        =====          =====            =====        =====

The gross reserves and ceded assets for GMDB and the gross reserve for GMIB are determined using SOP 03-1, where as the ceded asset for GMIB and gross reserve for GMWB was determined in accordance with SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts at December 31, 2006 and 2005:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

    . For 2006, annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business. For 2005, annuity mortality was assumed to be 90% of the Annuity 2000 table.

    . Annuity base lapse rates vary by contract type and duration and range from 1 percent to 45 percent, adjusted by in-the-moneyness of guaranteed benefits if applicable.

    .  Partial withdrawal rates are approximately 4% per year.

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) in the SOP 03-1 calculations and for SFAS 133 calculations, 5.24% and 5% for the years ended December 31, 2006 and 2005, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 13 - Deferred Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Acquisition Costs were as follows:

For the year ended December 31,                               2006      2005
-------------------------------                             --------  --------
                                                              (in thousands)
Balance, January 1......................................... $248,817  $191,464
Capitalization.............................................  108,097    81,652
Amortization...............................................  (56,990)  (25,116)
Effect of net unrealized (losses) gains on
  available-for-sale securities............................     (304)      817
                                                            --------  --------
Balance, December 31....................................... $299,620  $248,817
                                                            ========  ========

The components of the change in Deferred Sales Inducements were as follows:

For the year ended December 31,                               2006      2005
-------------------------------                             --------  --------
                                                              (in thousands)
Balance, January 1......................................... $ 30,065  $ 27,153
Capitalization.............................................    6,476     6,999
Amortization...............................................   (4,850)   (4,223)
Effect of net unrealized (losses) gains on
  available-for-sale securities............................      (46)      136
                                                            --------  --------
Balance, December 31....................................... $ 31,645  $ 30,065
                                                            ========  ========

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

      John Hancock Life Insurance Company of New York Separate Account B

                         Audited Financial Statements

                         Year ended December 31, 2006

                                   Contents

Report of Independent Registered Public Accounting Firm....................   3

Statements of Assets and Contract Owners' Equity...........................   6

Statements of Operations and Changes in Contract Owners' Equity............  10

Notes to Financial Statements..............................................  69

   Organization............................................................  69

   Significant Accounting Policies.........................................  70

   Contract Charges........................................................  71

   Purchases and Sales of Investments......................................  72

   Transactions with Affiliates............................................  75

   Diversification Requirements............................................  75

   Financial Highlights....................................................  76

   Details of Net Investment Income........................................ 147

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account B

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Life Insurance Company of New York Separate Account B (the "Account") comprised of the following sub-accounts;

500 Index Trust B Series 0                 Financial Services Trust Series 1
500 Index Trust Series 1                   Fundamental Value Trust Series 0
Active Bond Trust Series 0                 Fundamental Value Trust Series 1
Active Bond Trust Series 1                 Global Allocation Trust Series 0
All Asset Portfolio Series 1               Global Allocation Trust Series 1
All Cap Core Trust Series 1                Global Bond Trust Series 0
All Cap Growth Trust Series 0              Global Bond Trust Series 1
All Cap Growth Trust Series 1              Global Trust Series 0
All Cap Value Trust Series 0               Global Trust Series 1
All Cap Value Trust Series 1               Growth & Income Trust Series 0
American Blue Chip Income and Growth       Health Sciences Trust Series 0
  Trust Series 1                           Health Sciences Trust Series 1
American Bond Trust Series 1               High Yield Trust Series 0
American Growth Trust Series 1             High Yield Trust Series 1
American Growth-Income Trust Series 1      Income & Value Trust Series 1
American International Trust Series 1      International Core Trust Series 0
Blue Chip Growth Trust Series 0            International Core Trust Series 1
Blue Chip Growth Trust Series 1            International Equity Index Trust A Series 1
Bond Index Trust B Series 0                International Equity Index Trust B Series 0
Capital Appreciation Trust Series 0        International Opportunities Trust Series 0
Capital Appreciation Trust Series 1        International Opportunities Trust Series 1
Classic Value Trust Series 0               International Small Cap Trust Series 0
Classic Value Trust Series 1               International Small Cap Trust Series 1
Core Bond Trust Series 1                   International Value Trust Series 0
Core Equity Trust Series 0                 International Value Trust Series 1
Dynamic Growth Trust Series 1              Investment Quality Bond Trust Series 0
Emerging Growth Trust Series 0             Investment Quality Bond Trust Series 1
Emerging Growth Trust Series 1             Large Cap Growth Trust Series 0
Emerging Small Company Trust Series 0      Large Cap Growth Trust Series 1
Emerging Small Company Trust Series 1      Large Cap Trust Series 0
Equity-Income Trust Series 0               Large Cap Trust Series 1
Equity-Income Trust Series 1               Large Cap Value Trust Series 0
Financial Services Trust Series 0          Large Cap Value Trust Series 1

            Report of Independent Registered Public Accounting Firm

Lifestyle Aggressive Trust Series 0        Small Cap Index Trust Series 0
Lifestyle Aggressive Trust Series 1        Small Cap Index Trust Series 1
Lifestyle Balanced Trust Series 0          Small Cap Opportunities Trust Series 0
Lifestyle Balanced Trust Series 1          Small Cap Opportunities Trust Series 1
Lifestyle Conservative Trust Series 0      Small Cap Trust Series 0
Lifestyle Conservative Trust Series 1      Small Cap Trust Series 1
Lifestyle Growth Trust Series 0            Small Cap Value Trust Series 0
Lifestyle Growth Trust Series 1            Small Company Trust Series 1
Lifestyle Moderate Trust Series 0          Small Company Value Trust Series 0
Lifestyle Moderate Trust Series 1          Small Company Value Trust Series 1
Managed Trust Series 0                     Special Value Trust Series 0
Mid Cap Core Trust Series 0                Special Value Trust Series 1
Mid Cap Core Trust Series 1                Strategic Bond Trust Series 0
Mid Cap Index Trust Series 0               Strategic Bond Trust Series 1
Mid Cap Index Trust Series 1               Strategic Income Trust Series 0
Mid Cap Stock Trust Series 0               Strategic Income Trust Series 1
Mid Cap Stock Trust Series 1               Strategic Opportunities Trust Series 1
Mid Cap Value Trust Series 0               Strategic Value Trust Series 0
Mid Cap Value Trust Series 1               Strategic Value Trust Series 1
Mid Value Trust Series 0                   Total Return Trust Series 0
Money Market Trust B Series 0              Total Return Trust Series 1
Money Market Trust Series 1                Total Stock Market Index Trust Series 0
Natural Resources Trust Series 0           Total Stock Market Index Trust Series 1
Natural Resources Trust Series 1           U.S. Core Trust Series 0
Overseas Equity Trust Series 0             U.S. Core Trust Series 1
Pacific Rim Trust Series 0                 U.S. Global Leaders Growth Trust Series 0
Pacific Rim Trust Series 1                 U.S. Global Leaders Growth Trust Series 1
Quantitative All Cap Trust Series 1        U.S. Government Securities Trust Series 0
Quantitative Mid Cap Trust Series 1        U.S. Government Securities Trust Series 1
Quantitative Value Trust Series 0          U.S. High Yield Bond Trust Series 0
Real Estate Securities Trust Series 0      U.S. High Yield Bond Trust Series 1
Real Estate Securities Trust Series 1      U.S. Large Cap Trust Series 0
Real Return Bond Trust Series 0            U.S. Large Cap Trust Series 1
Real Return Bond Trust Series 1            Utilities Trust Series 0
Science & Technology Trust Series 0        Utilities Trust Series 1
Science & Technology Trust Series 1        Value Trust Series 0
Short-Term Bond Trust Series 0             Value Trust Series 1
Small Cap Growth Trust Series 0

of John Hancock Life Insurance Company of New York as of December 31, 2006, and the related statements of operations and changes in contract owners' equity for each of the two years

            Report of Independent Registered Public Accounting Firm

in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2006, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

                                          Ernst & Young LLP

Toronto, Canada
April 5 2007

      John Hancock Life Insurance Company of New York Separate Account B

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       500 Index Trust B Series 0 - 10,229 shares (cost $171,408)      $185,449
       500 Index Trust Series 1 - 74,455 shares (cost $780,619)         918,027
       Active Bond Trust Series 0 - 16 shares (cost $152)                   155
       Active Bond Trust Series 1 - 35,504 shares (cost $341,367)       350,777
       All Cap Core Trust Series 1 - 6,819 shares (cost $95,077)        133,649
       All Cap Growth Trust Series 0 - 7 shares (cost $113)                 116
       All Cap Growth Trust Series 1 - 5,245 shares (cost
         $79,594)                                                        93,513
       All Cap Value Trust Series 0 - 766 shares (cost $9,853)            9,953
       All Cap Value Trust Series 1 - 11,716 shares (cost
         $125,981)                                                      152,657
       American Blue Chip Income and Growth Trust Series 1 -
         3,570 shares (cost $59,111)                                     65,286
       American Bond Trust Series 1 - 171 shares (cost $2,272)            2,284
       American Growth Trust Series 1 - 14,524 shares (cost
         $282,557)                                                      315,611
       American Growth-Income Trust Series 1 - 46,356 shares
         (cost $823,918)                                                935,931
       American International Trust Series 1 - 9,941 shares
         (cost $216,348)                                                247,724
       Blue Chip Growth Trust Series 0 - 612 shares (cost
         $11,302)                                                        11,843
       Blue Chip Growth Trust Series 1 - 36,472 shares (cost
         $561,945)                                                      707,195
       Bond Index Trust B Series 0 - 1 shares (cost $7)                       7
       Capital Appreciation Trust Series 0 - 180 shares (cost
         $1,538)                                                          1,636
       Capital Appreciation Trust Series 1 - 23,502 shares (cost
         $209,117)                                                      213,159
       Classic Value Trust Series 0 - 1,020 shares (cost $16,771)        16,538
       Classic Value Trust Series 1 - 119 shares (cost $1,853)            1,923
       Core Bond Trust Series 1 - 1,210 shares (cost $15,054)            15,356
       Core Equity Trust Series 0 - 11 shares (cost $153)                   166
       Dynamic Growth Trust Series 1 - 8,096 shares (cost
         $37,999)                                                        48,900
       Emerging Growth Trust Series 0 - 9,429 shares (cost
         $119,208)                                                      119,843
       Emerging Growth Trust Series 1 - 2,321 shares (cost
         $33,438)                                                        29,477
       Emerging Small Company Trust Series 0 - 26 shares (cost
         $725)                                                              764
       Emerging Small Company Trust Series 1 - 1,873 shares
         (cost $52,812)                                                  55,094
       Equity-Income Trust Series 0 - 575 shares (cost $10,006)          10,628
       Equity-Income Trust Series 1 - 26,514 shares (cost
         $432,621)                                                      491,041
       Financial Services Trust Series 0 - 46 shares (cost $831)            860
       Financial Services Trust Series 1 - 7,328 shares (cost
         $94,474)                                                       137,620
       Fundamental Value Trust Series 0 - 58 shares (cost $956)             975
       Fundamental Value Trust Series 1 - 17,494 shares (cost
         $255,863)                                                      294,245
       Global Allocation Trust Series 0 - 16 shares (cost $195)             204
       Global Allocation Trust Series 1 - 3,903 shares (cost
         $42,556)                                                        49,883
       Global Bond Trust Series 0 - 7,591 shares (cost $114,035)        113,181
       Global Bond Trust Series 1 - 18,571 shares (cost $273,721)       277,265
       Global Trust Series 0 - 1,912 shares (cost $34,887)               36,705
       Global Trust Series 1 - 12,142 shares (cost $171,312)            233,132
       Growth & Income Trust Series 0 - 452 shares (cost $6,121)          6,167
       Health Sciences Trust Series 0 - 1,178 shares (cost
         $18,516)                                                        18,523
       Health Sciences Trust Series 1 - 12,079 shares (cost
         $165,043)                                                      189,754
       High Yield Trust Series 0 - 12,982 shares (cost $137,589)        138,004
       High Yield Trust Series 1 - 13,248 shares (cost $132,459)        141,218

      John Hancock Life Insurance Company of New York Separate Account B

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

 Assets (continued)
 Investments at fair value:
    Sub-accounts invested in John Hancock Trust portfolios:
        Income & Value Trust Series 1 - 15,545 shares (cost
          $161,356)                                                  $  188,250
        International Core Trust Series 0 - 16 shares (cost
          $218)                                                             243
        International Core Trust Series 1 - 8,328 shares (cost
          $92,403)                                                      126,337
        International Equity Index Trust A Series 1 - 6,525
          shares (cost $102,148)                                        138,207
        International Equity Index Trust B Series 0 - 1,321
          shares (cost $26,197)                                          28,112
        International Opportunities Trust Series 0 - 6,311
          shares (cost $111,770)                                        114,679
        International Opportunities Trust Series 1 - 1,623
          shares (cost $26,112)                                          29,465
        International Small Cap Trust Series 0 - 727 shares
          (cost $16,876)                                                 17,638
        International Small Cap Trust Series 1 - 5,618 shares
          (cost $97,535)                                                136,582
        International Value Trust Series 0 - 1,878 shares (cost
          $34,308)                                                       36,267
        International Value Trust Series 1 - 21,865 shares
          (cost $328,490)                                               423,740
        Investment Quality Bond Trust Series 0 - 964 shares
          (cost $10,888)                                                 11,233
        Investment Quality Bond Trust Series 1 - 34,732 shares
          (cost $418,549)                                               404,971
        Large Cap Growth Trust Series 0                                      --
        Large Cap Growth Trust Series 1                                      --
        Large Cap Trust Series 0 - 1 shares (cost $10)                       10
        Large Cap Trust Series 1 - 1,148 shares (cost $17,376)           18,073
        Large Cap Value Trust Series 0 - 10,487 shares (cost
          $240,459)                                                     242,139
        Large Cap Value Trust Series 1 - 10,982 shares (cost
          $234,648)                                                     253,348
        Lifestyle Aggressive Trust Series 0 - 16,795 shares
          (cost $179,651)                                               189,453
        Lifestyle Aggressive Trust Series 1 - 19,322 shares
          (cost $211,291)                                               217,765
        Lifestyle Balanced Trust Series 0 - 122,983 shares
          (cost $1,696,478)                                           1,704,547
        Lifestyle Balanced Trust Series 1 - 319,225 shares
          (cost $4,044,016)                                           4,418,080
        Lifestyle Conservative Trust Series 0 - 4,182 shares
          (cost $56,371)                                                 56,248
        Lifestyle Conservative Trust Series 1 - 24,929 shares
          (cost $327,462)                                               334,795
        Lifestyle Growth Trust Series 0 - 187,023 shares (cost
          $2,575,411)                                                 2,610,838
        Lifestyle Growth Trust Series 1 - 131,855 shares (cost
          $1,743,465)                                                 1,838,058
        Lifestyle Moderate Trust Series 0 - 7,780 shares (cost
          $102,948)                                                     104,101
        Lifestyle Moderate Trust Series 1 - 49,661 shares (cost
          $652,651)                                                     663,962
        Managed Trust Series 0 - 19 shares (cost $254)                      256
        Mid Cap Core Trust Series 0                                          --
        Mid Cap Core Trust Series 1                                          --
        Mid Cap Index Trust Series 0 - 17,519 shares (cost
          $329,189)                                                     330,235
        Mid Cap Index Trust Series 1 - 6,763 shares (cost
          $106,386)                                                     127,416
        Mid Cap Stock Trust Series 0 - 3,337 shares (cost
          $53,705)                                                       56,755
        Mid Cap Stock Trust Series 1 - 17,654 shares (cost
          $234,633)                                                     299,587
        Mid Cap Value Trust Series 0 - 1,048 shares (cost
          $18,351)                                                       18,388
        Mid Cap Value Trust Series 1 - 16,864 shares (cost
          $276,438)                                                     296,130
        Mid Value Trust Series 0 - 252 shares (cost $3,166)               3,438
        Money Market Trust B Series 0 - 836,632 shares (cost
          $836,632)                                                     836,632
        Money Market Trust Series 1 - 201,888 shares (cost
          $2,018,882)                                                 2,018,882
        Natural Resources Trust Series 0 - 936 shares (cost
          $28,975)                                                       29,662
        Natural Resources Trust Series 1 - 5,965 shares (cost
          $178,977)                                                     189,869
        Overseas Equity Trust Series 0 - 421 shares (cost
          $5,952)                                                         6,048
        Pacific Rim Trust Series 0 - 520 shares (cost $6,553)             6,815

      John Hancock Life Insurance Company of New York Separate Account B

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Pacific Rim Trust Series 1 - 16,016 shares (cost $176,978)      $208,854
       Quantitative All Cap Trust Series 1 - 2,145 shares (cost
         $37,364)                                                        37,245
       Quantitative Mid Cap Trust Series 1 - 10,080 shares (cost
         $126,485)                                                      108,859
       Quantitative Value Trust Series 0 - 341 shares (cost
         $5,242)                                                          5,208
       Real Estate Securities Trust Series 0 - 6,400 shares
         (cost $170,150)                                                176,507
       Real Estate Securities Trust Series 1 - 16,658 shares
         (cost $350,479)                                                460,421
       Real Return Bond Trust Series 0 - 4,519 shares (cost
         $58,971)                                                        58,338
       Real Return Bond Trust Series 1 - 807 shares (cost
         $10,648)                                                        10,499
       Science & Technology Trust Series 0 - 9,031 shares (cost
         $111,677)                                                      112,341
       Science & Technology Trust Series 1 - 25,040 shares (cost
         $286,728)                                                      311,002
       Short-Term Bond Trust Series 0 - 361 shares (cost $3,640)          3,643
       Small Cap Growth Trust Series 0 - 70 shares (cost $738)              808
       Small Cap Index Trust Series 0 - 7,942 shares (cost
         $132,827)                                                      134,855
       Small Cap Index Trust Series 1 - 8,363 shares (cost
         $116,676)                                                      141,914
       Small Cap Opportunities Trust Series 0 - 4,714 shares
         (cost $113,963)                                                114,450
       Small Cap Opportunities Trust Series 1 - 3,952 shares
         (cost $82,840)                                                  96,430
       Small Cap Trust Series 0 - 220 shares (cost $3,116)                3,117
       Small Cap Trust Series 1 - 553 shares (cost $8,190)                7,820
       Small Cap Value Trust Series 0 - 1,606 shares (cost
         $30,600)                                                        33,041
       Small Company Trust Series 1 - 1,069 shares (cost $17,351)        15,507
       Small Company Value Trust Series 0 - 1,214 shares (cost
         $26,084)                                                        26,542
       Small Company Value Trust Series 1 - 22,007 shares (cost
         $434,642)                                                      481,732
       Special Value Trust Series 0 - 5 shares (cost $90)                    90
       Special Value Trust Series 1 - 779 shares (cost $14,781)          15,318
       Strategic Bond Trust Series 0 - 208 shares (cost $2,415)           2,487
       Strategic Bond Trust Series 1 - 22,335 shares (cost
         $261,828)                                                      268,472
       Strategic Income Trust Series 0 - 8 shares (cost $113)               111
       Strategic Income Trust Series 1 - 2,547 shares (cost
         $33,989)                                                        33,725
       Strategic Opportunities Trust Series 1 - 14,159 shares
         (cost $147,062)                                                189,585
       Strategic Value Trust Series 0                                        --
       Strategic Value Trust Series 1                                        --
       Total Return Trust Series 0 - 8,030 shares (cost $111,525)       110,819
       Total Return Trust Series 1 - 30,183 shares (cost
         $418,410)                                                      417,436
       Total Stock Market Index Trust Series 0 - 175 shares
         (cost $2,296)                                                    2,305
       Total Stock Market Index Trust Series 1 - 7,979 shares
         (cost $87,225)                                                 104,768
       U.S. Core Trust Series 0 - 5 shares (cost $101)                      111
       U.S. Core Trust Series 1 - 26,066 shares (cost $516,135)         564,068
       U.S. Global Leaders Growth Trust Series 0 - 41 shares
         (cost $539)                                                        542
       U.S. Global Leaders Growth Trust Series 1 - 2,179 shares
         (cost $26,694)                                                  28,655
       U.S. Government Securities Trust Series 0 - 7,440 shares
         (cost $98,364)                                                 100,361
       U.S. Government Securities Trust Series 1 - 40,351 shares
         (cost $548,327)                                                545,946
       U.S. High Yield Bond Trust Series 0 - 7,554 shares (cost
         $97,680)                                                       102,207
       U.S. High Yield Bond Trust Series 1 - 1,160 shares (cost
         $15,054)                                                        15,680
       U.S. Large Cap Trust Series 0 - 15,654 shares (cost
         $253,899)                                                      253,599
       U.S. Large Cap Trust Series 1 - 21,930 shares (cost
         $294,802)                                                      355,928

      John Hancock Life Insurance Company of New York Separate Account B

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Utilities Trust Series 0--3,050 shares (cost $ 41,169)          $    44,689
       Utilities Trust Series 1--6,467 shares (cost $ 80,176)               94,806
       Value Trust Series 0--138 shares (cost $ 2,783)                       3,141
       Value Trust Series 1--14,405 shares (cost $ 264,518)                327,277

   Sub-accounts invested in Outside Trust Portfolios:
       All Asset Portfolio Series 1--1,658 shares (cost $ 19,617)           19,361
                                                                       -----------
Total Assets                                                           $31,450,312
                                                                       ===========
Contract Owners' Equity
                                                                       -----------
Variable universal life insurance contracts                            $31,450,312
                                                                       ===========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity

                                                                    Sub-Account
                                                   ---------------------------------------------------
                                                   500 Index Trust B Series 0 500 Index Trust Series 1
                                                   -------------------------- ------------------------
                                                   Year Ended   Year Ended    Year Ended   Year Ended
                                                   Dec. 31/06  Dec. 31/05 ^^  Dec. 31/06   Dec. 31/05
                                                   ----------- -------------- ------------ -----------
Income:
   Net investment income                            $    224      $   224     $   6,374     $  9,933
   Net realized gain (loss)                              411           52        45,832       28,095
   Change in unrealized appreciation
     (depreciation) during the period                 12,729        1,312        58,010      (10,433)
                                                    --------      -------     ---------     --------
Net increase (decrease) in assets from operations     13,364        1,588       110,216       27,595
                                                    --------      -------     ---------     --------
Changes from principal transactions:
   Transfer of net premiums                            5,596        4,600       262,645      141,117
   Transfer on terminations                           (3,573)      (1,125)     (158,373)     (61,004)
   Transfer on policy loans                               --           --        (2,070)        (251)
   Net interfund transfers                           151,275       13,724         1,480      (62,058)
                                                    --------      -------     ---------     --------
Net increase (decrease) in assets from principal
  transactions                                       153,298       17,199       103,682       17,804
                                                    --------      -------     ---------     --------
Total increase (decrease) in assets                  166,662       18,787       213,898       45,399

Assets, beginning of period                           18,787           --       704,129      658,730
                                                    --------      -------     ---------     --------
Assets, end of period                               $185,449      $18,787     $ 918,027     $704,129
                                                    ========      =======     =========     ========

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.
(a) Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

See accompanying notes.

                                                                          Sub-Account
                                                   ---------------------------------------------------------
                                                    Active Bond         Active Bond        Aggressive Growth
                                                   Trust Series 0      Trust Series 1       Trust Series 1
                                                   -------------- ------------------------ -----------------
                                                     Year Ended   Year Ended  Year Ended      Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 ^^  Dec. 31/05 (a)
                                                   -------------- ---------- ------------- -----------------
Income:
   Net investment income                                  --       $  9,041    $    684              --
   Net realized gain (loss)                                1            335         275           5,962
   Change in unrealized appreciation
     (depreciation) during the period                      3          5,657       3,754          (9,759)
                                                       -----       --------    --------         -------
Net increase (decrease) in assets from operations          4         15,033       4,713          (3,797)
                                                       -----       --------    --------         -------
Changes from principal transactions:
   Transfer of net premiums                              230         47,338      21,644           4,331
   Transfer on terminations                             (102)       (17,927)     (9,786)         (2,314)
   Transfer on policy loans                               --         (1,304)         --              --
   Net interfund transfers                                23        (10,004)    301,070         (53,532)
                                                       -----       --------    --------         -------
Net increase (decrease) in assets from principal
  transactions                                           151         18,103     312,928         (51,515)
                                                       -----       --------    --------         -------
Total increase (decrease) in assets                      155         33,136     317,641         (55,312)

Assets, beginning of period                               --        317,641          --          55,312
                                                       -----       --------    --------         -------
Assets, end of period                                  $ 155       $350,777    $317,641              --
                                                       =====       ========    ========         =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                      Sub-Account
                                                   --------------------------------------------------------
                                                   All Asset Portfolio Series 1 All Cap Core Trust Series 1
                                                   ---------------------------- ---------------------------
                                                            Year Ended          Year Ended    Year Ended
                                                          Dec. 31/06 ++         Dec. 31/06    Dec. 31/05
                                                   ---------------------------- ------------- -------------
Income:
   Net investment income                                     $   970             $    849      $  1,031
   Net realized gain (loss)                                       (9)              15,683         3,617
   Change in unrealized appreciation
     (depreciation) during the period                           (256)               2,370         7,630
                                                             -------             --------      --------
Net increase (decrease) in assets from operations                705               18,902        12,278
                                                             -------             --------      --------
Changes from principal transactions:
   Transfer of net premiums                                   20,400               10,575        20,284
   Transfer on terminations                                   (1,744)             (27,170)      (24,431)
   Transfer on policy loans                                       --                 (253)         (207)
   Net interfund transfers                                        --              (15,347)       (1,036)
                                                             -------             --------      --------
Net increase (decrease) in assets from principal
  transactions                                                18,656              (32,195)       (5,390)
                                                             -------             --------      --------
Total increase (decrease) in assets                           19,361              (13,293)        6,888

Assets, beginning of period                                       --              146,942       140,054
                                                             -------             --------      --------
Assets, end of period                                        $19,361             $133,649      $146,942
                                                             =======             ========      ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ---------------------------------------------------
                                                   All Cap Growth    All Cap Growth     All Cap Value
                                                   Trust Series 0    Trust Series 1     Trust Series 0
                                                   -------------- --------------------- --------------
                                                     Year Ended   Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                                   -------------- ---------- ---------- --------------
Income:                                                   --            --          --          --
   Net investment income                                   3         2,251       9,043           2
   Net realized gain (loss)
   Change in unrealized appreciation
     (depreciation) during the period                      4         2,478      (2,312)        100
                                                       -----       -------    --------     -------
Net increase (decrease) in assets from operations          7         4,729       6,731         102
                                                       -----       -------    --------     -------
Changes from principal transactions:
   Transfer of net premiums                              182        16,873      16,410          --
   Transfer on terminations                             (107)       (6,748)    (16,494)       (186)
   Transfer on policy loans                               --            --          --          --
   Net interfund transfers                                34         4,993     (21,955)     10,037
                                                       -----       -------    --------     -------
Net increase (decrease) in assets from principal
  transactions                                           109        15,118     (22,039)      9,851
                                                       -----       -------    --------     -------
Total increase (decrease) in assets                      116        19,847     (15,308)      9,953

Assets, beginning of period                               --        73,666      88,974          --
                                                       -----       -------    --------     -------
Assets, end of period                                  $ 116       $93,513    $ 73,666     $ 9,953
                                                       =====       =======    ========     =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                   Sub-Account
                                                   -------------------------------------------
                                                                          American Blue Chip
                                                       All Cap Value       Income and Growth
                                                      Trust Series 1        Trust Series 1
                                                   --------------------- ---------------------
                                                   Year Ended Year Ended Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- ---------- ----------
Income:
   Net investment income                            $ 31,121   $  4,939   $   358    $   782
   Net realized gain (loss)                            1,169      1,107       277         36
   Change in unrealized appreciation
     (depreciation) during the period                (14,100)       435     5,749         16
                                                    --------   --------   -------    -------
Net increase (decrease) in assets from operations     18,190      6,481     6,384        834
                                                    --------   --------   -------    -------
Changes from principal transactions:
   Transfer of net premiums                            7,666     16,637    13,823      3,260
   Transfer on terminations                           (4,942)    (4,223)   (3,404)    (1,665)
   Transfer on policy loans                               --         --        --         --
   Net interfund transfers                               (47)        (5)   33,497      5,936
                                                    --------   --------   -------    -------
Net increase (decrease) in assets from principal
  transactions                                         2,677     12,409    43,916      7,531
                                                    --------   --------   -------    -------
Total increase (decrease) in assets                   20,867     18,890    50,300      8,365

Assets, beginning of period                          131,790    112,900    14,986      6,621
                                                    --------   --------   -------    -------
Assets, end of period                               $152,657   $131,790   $65,286    $14,986
                                                    ========   ========   =======    =======

--------
++ Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   -------------------------------------------------------------
                                                   American Bond     American Growth      American Growth-Income
                                                   Trust Series 1    Trust Series 1         Trust Series 1
                                                   -------------- --------------------- ------------------------
                                                     Year Ended   Year Ended Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06   Dec. 31/05
                                                   -------------- ---------- ---------- ------------ -----------
Income:
   Net investment income                                   --      $  1,650   $     23   $  8,658     $  2,768
   Net realized gain (loss)                                 3         5,947      1,090      3,746        4,664
   Change in unrealized appreciation
     (depreciation) during the period                      12        16,635     14,919     84,865       14,974
                                                       ------      --------   --------   --------     --------
Net increase (decrease) in assets from operations          15        24,232     16,032     97,269       22,406
                                                       ------      --------   --------   --------     --------
Changes from principal transactions:
   Transfer of net premiums                               936       100,415     30,652    358,509      181,247
   Transfer on terminations                              (212)      (23,029)    (5,714)   (29,039)     (73,138)
   Transfer on policy loans                                --            --         --         --           --
   Net interfund transfers                              1,545        81,062     78,324     78,531       71,773
                                                       ------      --------   --------   --------     --------
Net increase (decrease) in assets from principal
  transactions                                          2,269       158,448    103,262    408,001      179,882
                                                       ------      --------   --------   --------     --------
Total increase (decrease) in assets                     2,284       182,680    119,294    505,270      202,288

Assets, beginning of period                                --       132,931     13,637    430,661      228,373
                                                       ------      --------   --------   --------     --------
Assets, end of period                                  $2,284      $315,611   $132,931   $935,931     $430,661
                                                       ======      ========   ========   ========     ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ----------------------------------------
                                                   American International   Blue Chip Growth
                                                      Trust Series 1         Trust Series 0
                                                   ---------------------  ------------------
                                                   Year Ended  Year Ended     Year Ended
                                                   Dec. 31/06  Dec. 31/05   Dec. 31/06 ++
                                                   ----------  ---------- ------------------
Income:
   Net investment income                            $  3,862    $  2,560       $     2
   Net realized gain (loss)                           22,173         883            68
   Change in unrealized appreciation
     (depreciation) during the period                  9,543      19,160           541
                                                    --------    --------       -------
Net increase (decrease) in assets from operations     35,578      22,603           611
                                                    --------    --------       -------
Changes from principal transactions:
   Transfer of net premiums                           80,655      33,531        11,243
   Transfer on terminations                          (28,807)     (3,382)       (5,153)
   Transfer on policy loans                             (741)       (749)           --
   Net interfund transfers                            (5,072)     95,304         5,142
                                                    --------    --------       -------
Net increase (decrease) in assets from principal
  transactions                                        46,035     124,704        11,232
                                                    --------    --------       -------
Total increase (decrease) in assets                   81,613     147,307        11,843

Assets, beginning of period                          166,111      18,804            --
                                                    --------    --------       -------
Assets, end of period                               $247,724    $166,111       $11,843
                                                    ========    ========       =======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                           Sub-Account
                                                   -----------------------------------------------------------
                                                     Blue Chip Growth       Bond Index    Capital Appreciation
                                                      Trust Series 1     Trust B Series 0    Trust Series 0
                                                   --------------------- ---------------- --------------------
                                                   Year Ended Year Ended    Year Ended         Year Ended
                                                   Dec. 31/06 Dec. 31/05  Dec. 31/06 ++      Dec. 31/06 ++
                                                   ---------- ---------- ---------------- --------------------
Income:
   Net investment income                            $  1,236   $  2,236         --                   --
   Net realized gain (loss)                           21,356      5,906         --                    7
   Change in unrealized appreciation
     (depreciation) during the period                 36,993     22,104         --                   98
                                                    --------   --------        ---               ------
Net increase (decrease) in assets from operations     59,585     30,246         --                  105
                                                    --------   --------        ---               ------
Changes from principal transactions:
   Transfer of net premiums                          103,152     89,848         --                  773
   Transfer on terminations                          (64,658)   (44,558)        --                 (480)
   Transfer on policy loans                          (11,540)       (19)        --                   --
   Net interfund transfers                            27,860    (52,582)         7                1,238
                                                    --------   --------        ---               ------
Net increase (decrease) in assets from principal
  transactions                                        54,814     (7,311)         7                1,531
                                                    --------   --------        ---               ------
Total increase (decrease) in assets                  114,399     22,935          7                1,636

Assets, beginning of period                          592,796    569,861         --                   --
                                                    --------   --------        ---               ------
Assets, end of period                               $707,195   $592,796        $ 7               $1,636
                                                    ========   ========        ===               ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                                   ------------------------------------
                                                   Capital Appreciation  Classic Value
                                                      Trust Series 1     Trust Series 0
                                                   --------------------- --------------
                                                   Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                                   ---------- ---------- --------------
Income:
   Net investment income                            $  1,602        --      $   282
   Net realized gain (loss)                               94       636           43
   Change in unrealized appreciation
     (depreciation) during the period                  1,116       923         (233)
                                                    --------   -------      -------
Net increase (decrease) in assets from operations      2,812     1,559           92
                                                    --------   -------      -------
Changes from principal transactions:
   Transfer of net premiums                           20,654     2,614        8,763
   Transfer on terminations                          (17,828)   (2,172)        (435)
   Transfer on policy loans                               --        --           --
   Net interfund transfers                           193,510      (523)       8,118
                                                    --------   -------      -------
Net increase (decrease) in assets from principal
  transactions                                       196,336       (81)      16,446
                                                    --------   -------      -------
Total increase (decrease) in assets                  199,148     1,478       16,538

Assets, beginning of period                           14,011    12,533           --
                                                    --------   -------      -------
Assets, end of period                               $213,159   $14,011      $16,538
                                                    ========   =======      =======

--------
++  Fund available in prior year but no activity.
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                                   ----------------------------------------------------------
                                                                                  Core Bond     Core Equity
                                                   Classic Value Trust Series 1 Trust Series 1 Trust Series 0
                                                   ---------------------------- -------------- --------------
                                                   Year Ended    Year Ended       Year Ended     Year Ended
                                                   Dec. 31/06   Dec. 31/05 ^^   Dec. 31/06 ++  Dec. 31/06 ++
                                                   ------------ --------------- -------------- --------------
Income:
   Net investment income                             $   49         $  18               --            --
   Net realized gain (loss)                               3            --                3             2
   Change in unrealized appreciation
     (depreciation) during the period                    67             4              303            13
                                                     ------         -----          -------          ----
Net increase (decrease) in assets from operations       119            22              306            15
                                                     ------         -----          -------          ----
Changes from principal transactions:
   Transfer of net premiums                           1,111           443               --           120
   Transfer on terminations                            (214)         (146)            (209)          (54)
   Transfer on policy loans                              --            --               --            --
   Net interfund transfers                              558            30           15,259            85
                                                     ------         -----          -------          ----
Net increase (decrease) in assets from principal
  transactions                                        1,455           327           15,050           151
                                                     ------         -----          -------          ----
Total increase (decrease) in assets                   1,574           349           15,356           166

Assets, beginning of period                             349            --               --            --
                                                     ------         -----          -------          ----
Assets, end of period                                $1,923         $ 349          $15,356          $166
                                                     ======         =====          =======          ====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                Sub-Account
                                                   --------------------------------------
                                                   Diversified Bond    Dynamic Growth
                                                    Trust Series 1     Trust Series 1
                                                   ---------------- ---------------------
                                                      Year Ended    Year Ended Year Ended
                                                    Dec. 31/05 (b)  Dec. 31/06 Dec. 31/05
                                                   ---------------- ---------- ----------
Income:
   Net investment income                              $  12,241            --         --
   Net realized gain (loss)                             (11,752)        5,412     11,077
   Change in unrealized appreciation
     (depreciation) during the period                     1,289          (276)    (2,960)
                                                      ---------      --------   --------
Net increase (decrease) in assets from operations     $   1,778         5,136      8,117
                                                      ---------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                              11,791         6,515     11,069
   Transfer on terminations                              (4,349)      (11,807)   (16,007)
   Transfer on policy loans                                  --          (148)      (135)
   Net interfund transfers                             (272,089)       (8,569)   (19,743)
                                                      ---------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                         (264,647)      (14,009)   (24,816)
                                                      ---------      --------   --------
Total increase (decrease) in assets                    (262,869)       (8,873)   (16,699)

Assets, beginning of period                             262,869        57,773     74,472
                                                      ---------      --------   --------
Assets, end of period                                        --      $ 48,900   $ 57,773
                                                      =========      ========   ========

--------
(b) Terminated as an investment option and funds transferred to Active Bond Trust on May 2, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                           Sub-Account
                                                   ------------------------------------------------------------
                                                   Emerging Growth    Emerging Growth    Emerging Small Company
                                                   Trust Series 0     Trust Series 1         Trust Series 0
                                                   --------------- --------------------  ----------------------
                                                     Year Ended    Year Ended Year Ended       Year Ended
                                                    Dec. 31/06 ++  Dec. 31/06 Dec. 31/05     Dec. 31/06 ++
                                                   --------------- ---------- ---------- ----------------------
Income:
   Net investment income                              $     16      $ 5,452         --           $   1
   Net realized gain (loss)                                 (8)         111         13             (13)
   Change in unrealized appreciation
     (depreciation) during the period                      635       (4,700)       356              38
                                                      --------      -------     ------           -----
Net increase (decrease) in assets from operations          643          863        369              26
                                                      --------      -------     ------           -----
Changes from principal transactions:
   Transfer of net premiums                             88,878       15,918        670             718
   Transfer on terminations                               (929)      (1,408)      (336)           (216)
   Transfer on policy loans                                 --           --         --              --
   Net interfund transfers                              31,251        9,017      1,026             236
                                                      --------      -------     ------           -----
Net increase (decrease) in assets from principal
  transactions                                         119,200       23,527      1,360             738
                                                      --------      -------     ------           -----
Total increase (decrease) in assets                    119,843       24,390      1,729             764

Assets, beginning of period                                 --        5,087      3,358              --
                                                      --------      -------     ------           -----
Assets, end of period                                 $119,843      $29,477     $5,087           $ 764
                                                      ========      =======     ======           =====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                                    Sub-Account
                                                                       --------------------------------------
                                                                       Emerging Small Company    Equity Index
                                                                          Trust Series 1        Trust Series 1
                                                                       ---------------------  ----------------
                                                                       Year Ended  Year Ended    Year Ended
                                                                       Dec. 31/06  Dec. 31/05  Dec. 31/05 (c)
                                                                       ----------  ---------- ----------------
Income:
   Net investment income                                                $ 3,071          --       $    300
   Net realized gain (loss)                                               3,870       2,621            331
   Change in unrealized appreciation (depreciation) during the period    (5,283)     (1,004)        (1,221)
                                                                        -------     -------       --------
Net increase (decrease) in assets from operations                         1,658       1,617           (590)
                                                                        -------     -------       --------
Changes from principal transactions:
   Transfer of net premiums                                               4,316       4,413             --
   Transfer on terminations                                              (8,478)     (8,553)          (536)
   Transfer on policy loans                                              (1,749)        (51)            --
   Net interfund transfers                                                2,016      12,059        (13,724)
                                                                        -------     -------       --------
Net increase (decrease) in assets from principal transactions            (3,895)      7,868        (14,260)
                                                                        -------     -------       --------
Total increase (decrease) in assets                                      (2,237)      9,485        (14,850)

Assets, beginning of period                                              57,331      47,846         14,850
                                                                        -------     -------       --------
Assets, end of period                                                   $55,094     $57,331             --
                                                                        =======     =======       ========

--------
(c) Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                                             Sub-Account
                                                                       -------------------------------------------------------
                                                                       Equity-Income      Equity-Income     Financial Services
                                                                       Trust Series 0    Trust Series 1       Trust Series 0
                                                                       -------------- --------------------- ------------------
                                                                         Year Ended   Year Ended Year Ended     Year Ended
                                                                       Dec. 31/06 ++  Dec. 31/06 Dec. 31/05   Dec. 31/06 ++
                                                                       -------------- ---------- ---------- ------------------
Income:
   Net investment income                                                       --      $ 34,438   $ 18,044           --
   Net realized gain (loss)                                                    60        10,797     43,437           18
   Change in unrealized appreciation (depreciation) during the period         622        33,845    (46,768)          30
                                                                          -------      --------   --------        -----
Net increase (decrease) in assets from operations                             682        79,080     14,713           48
                                                                          -------      --------   --------        -----
Changes from principal transactions:
   Transfer of net premiums                                                    85       116,607     77,876          224
   Transfer on terminations                                                (1,047)      (39,789)   (52,876)        (184)
   Transfer on policy loans                                                    --            --         --           --
   Net interfund transfers                                                 10,908       (49,574)   (95,189)         772
                                                                          -------      --------   --------        -----
Net increase (decrease) in assets from principal transactions               9,946        27,244    (70,189)         812
                                                                          -------      --------   --------        -----
Total increase (decrease) in assets                                        10,628       106,324    (55,476)         860

Assets, beginning of period                                                    --       384,717    440,193           --
                                                                          -------      --------   --------        -----
Assets, end of period                                                     $10,628      $491,041   $384,717        $ 860
                                                                          =======      ========   ========        =====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ---------------------------------------
                                                    Financial Services   Fundamental Value
                                                      Trust Series 1      Trust Series 0
                                                   --------------------- -----------------
                                                   Year Ended Year Ended    Year Ended
                                                   Dec. 31/06 Dec. 31/05   Dec. 31/06 ++
                                                   ---------- ---------- -----------------
Income:
   Net investment income                            $    401   $    342           --
   Net realized gain (loss)                            2,788      1,158           25
   Change in unrealized appreciation
     (depreciation) during the period                 21,600      7,926           19
                                                    --------   --------       ------
Net increase (decrease) in assets from operations     24,789      9,426           44
                                                    --------   --------       ------
Changes from principal transactions:
   Transfer of net premiums                            6,228      3,893        1,100
   Transfer on terminations                           (8,066)    (4,358)        (602)
   Transfer on policy loans                               --         --           --
   Net interfund transfers                             9,386      4,224          433
                                                    --------   --------       ------
Net increase (decrease) in assets from principal
  transactions                                         7,548      3,759          931
                                                    --------   --------       ------
Total increase (decrease) in assets                   32,337     13,185          975

Assets, beginning of period                          105,283     92,098           --
                                                    --------   --------       ------
Assets, end of period                               $137,620   $105,283       $  975
                                                    ========   ========       ======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                            Sub-Account
                                                   -------------------------------------------------------------
                                                     Fundamental Value   Global Allocation   Global Allocation
                                                      Trust Series 1      Trust Series 0      Trust Series 1
                                                   --------------------- ----------------- ---------------------
                                                   Year Ended Year Ended    Year Ended     Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05   Dec. 31/06 ++   Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- ----------------- ---------- ----------
Income:
   Net investment income                            $ 13,883   $    769           --        $   293    $   384
   Net realized gain (loss)                           28,057     10,727            1          6,098      1,125
   Change in unrealized appreciation
     (depreciation) during the period                 (2,911)    14,278            9         (1,240)     1,029
                                                    --------   --------        -----        -------    -------
Net increase (decrease) in assets from operations     39,029     25,774           10          5,151      2,538
                                                    --------   --------        -----        -------    -------
Changes from principal transactions:
   Transfer of net premiums                           57,460     46,766          258          5,147      6,158
   Transfer on terminations                          (24,555)   (27,678)        (122)        (1,998)    (2,111)
   Transfer on policy loans                             (319)      (349)          --             --         --
   Net interfund transfers                           (89,985)   103,609           58         (2,240)    (2,567)
                                                    --------   --------        -----        -------    -------
Net increase (decrease) in assets from principal
  transactions                                       (57,399)   122,348          194            909      1,480
                                                    --------   --------        -----        -------    -------
Total increase (decrease) in assets                  (18,370)   148,122          204          6,060      4,018

Assets, beginning of period                          312,615    164,493           --         43,823     39,805
                                                    --------   --------        -----        -------    -------
Assets, end of period                               $294,245   $312,615        $ 204        $49,883    $43,823
                                                    ========   ========        =====        =======    =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                                   ------------------------------------
                                                    Global Bond        Global Bond
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                                    --     $  3,118   $  8,633
   Net realized gain (loss)                                  8          (28)       235
   Change in unrealized appreciation
     (depreciation) during the period                     (854)       9,839    (20,407)
                                                      --------     --------   --------
Net increase (decrease) in assets from operations         (846)      12,929    (11,539)
                                                      --------     --------   --------
Changes from principal transactions:
   Transfer of net premiums                             87,405       50,852     70,805
   Transfer on terminations                               (494)     (19,830)    (9,629)
   Transfer on policy loans                                 --            4          4
   Net interfund transfers                              27,116        7,256     23,604
                                                      --------     --------   --------
Net increase (decrease) in assets from principal
  transactions                                         114,027       38,282     84,784
                                                      --------     --------   --------
Total increase (decrease) in assets                    113,181       51,211     73,245

Assets, beginning of period                                 --      226,054    152,809
                                                      --------     --------   --------
Assets, end of period                                 $113,181     $277,265   $226,054
                                                      ========     ========   ========

--------
++  Fund available in prior year but no activity.
++~ Fund renamed on May 1, 2006. Previously known as Growth & Income II Trust.
    Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ----------------------------------------------------
                                                       Global            Global         Growth & Income
                                                   Trust Series 0    Trust Series 1     Trust Series 0
                                                   -------------- --------------------- ---------------
                                                     Year Ended   Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 ++~
                                                   -------------- ---------- ---------- ---------------
Income:
   Net investment income                                   --      $  2,280   $  1,661          --
   Net realized gain (loss)                               150         7,958      2,987          11
   Change in unrealized appreciation
     (depreciation) during the period                   1,819        26,041     10,665          46
                                                      -------      --------   --------      ------
Net increase (decrease) in assets from Operations       1,969        36,279     15,313          57
                                                      -------      --------   --------      ------
Changes from principal transactions:
   Transfer of net premiums                                --        32,191     34,556         697
   Transfer on terminations                               401       (20,372)    (9,550)       (374)
   Transfer on policy loans                                --            --         --          --
   Net interfund transfers                             34,335        15,739     15,144       5,787
                                                      -------      --------   --------      ------
Net increase (decrease) in assets from principal
  transactions                                         34,736        27,558     40,150       6,110
                                                      -------      --------   --------      ------
Total increase (decrease) in assets                    36,705        63,837     55,463       6,167

Assets, beginning of period                                --       169,295    113,832          --
                                                      -------      --------   --------      ------
Assets, end of period                                 $36,705      $233,132   $169,295      $6,167
                                                      =======      ========   ========      ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                Sub-Account
                                                   -------------------------------------
                                                   Health Sciences    Health Sciences
                                                   Trust Series 0     Trust Series 1
                                                   --------------- ---------------------
                                                     Year Ended    Year Ended Year Ended
                                                    Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   --------------- ---------- ----------
Income:
   Net investment income                               $     3      $ 15,373   $  8,744
   Net realized gain (loss)                                  4           941        862
   Change in unrealized appreciation
     (depreciation) during the period                        8        (3,004)     5,911
                                                       -------      --------   --------
Net increase (decrease) in assets from operations           15        13,310     15,517
                                                       -------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                              1,082        26,328     12,699
   Transfer on terminations                               (303)       (9,986)    (7,692)
   Transfer on policy loans                                 --            --         --
   Net interfund transfers                              17,729        23,006      4,546
                                                       -------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                          18,508        39,348      9,553
                                                       -------      --------   --------
Total increase (decrease) in assets                     18,523        52,658     25,070

Assets, beginning of period                                 --       137,096    112,026
                                                       -------      --------   --------
Assets, end of period                                  $18,523      $189,754   $137,096
                                                       =======      ========   ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                     High Yield        High Yield          Income & Value
                                                   Trust Series 0    Trust Series 1        Trust Series 1
                                                   -------------- --------------------- ---------------------
                                                     Year Ended   Year Ended Year Ended Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ---------- ---------- ----------
Income:
   Net investment income                                    --     $  9,258   $  7,772   $  3,336   $  2,307
   Net realized gain (loss)                                  3        1,806      9,922      2,331      2,399
   Change in unrealized appreciation
     (depreciation) during the period                      415        2,266    (12,514)     9,071      2,799
                                                      --------     --------   --------   --------   --------
Net increase (decrease) in assets from operations          418       13,330      5,180     14,738      7,505
                                                      --------     --------   --------   --------   --------
Changes from principal transactions:
   Transfer of net premiums                             86,475       24,821     25,724     30,697     22,310
   Transfer on terminations                               (111)     (15,451)   (11,141)   (10,763)   (16,567)
   Transfer on policy loans                                 --           --         --         --         --
   Net interfund transfers                              51,222      (11,972)   (67,839)    (2,624)    (7,940)
                                                      --------     --------   --------   --------   --------
Net increase (decrease) in assets from principal
  transactions                                         137,586       (2,602)   (53,256)    17,310     (2,197)
                                                      --------     --------   --------   --------   --------
Total increase (decrease) in assets                    138,004       10,728    (48,076)    32,048      5,308

Assets, beginning of period                                 --      130,490    178,566    156,202    150,894
                                                      --------     --------   --------   --------   --------
Assets, end of period                                 $138,004     $141,218   $130,490   $188,250   $156,202
                                                      ========     ========   ========   ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                  Sub-Account
                                                   ------------------------------------------
                                                   International Core   International Core
                                                     Trust Series 0       Trust Series 1
                                                   ------------------ -----------------------
                                                       Year Ended      Year Ended  Year Ended
                                                    Dec. 31/06 ++ ^   Dec. 31/06 ^ Dec. 31/05
                                                   ------------------ ------------ ----------
Income:
   Net investment income                                    --          $  5,159    $    435
   Net realized gain (loss)                                  1             2,146       2,372
   Change in unrealized appreciation
     (depreciation) during the period                       25            15,279       7,145
                                                          ----          --------    --------
Net increase (decrease) in assets from operations           26            22,584       9,952
                                                          ----          --------    --------
Changes from principal transactions:
   Transfer of net premiums                                 79            14,304      15,595
   Transfer on terminations                                (37)           (8,857)    (17,442)
   Transfer on policy loans                                 --              (860)       (139)
   Net interfund transfers                                 175            28,801       1,384
                                                          ----          --------    --------
Net increase (decrease) in assets from principal
  transactions                                             217            33,388        (602)
                                                          ----          --------    --------
Total increase (decrease) in assets                        243            55,972       9,350

Assets, beginning of period                                 --            70,365      61,015
                                                          ----          --------    --------
Assets, end of period                                     $243          $126,337    $ 70,365
                                                          ====          ========    ========

--------
++^ Fund renamed on May 1, 2006. Previously known as International Stock Trust.
    Fund available in prior year but no activity.
^   Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(h) Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ---------------------------------------------------------
                                                         International        International   International
                                                         Equity Index          Equity Index   Opportunities
                                                       Trust A Series 1      Trust B Series 0 Trust Series 0
                                                   ------------------------- ---------------- --------------
                                                   Year Ended   Year Ended      Year Ended      Year Ended
                                                   Dec. 31/06 Dec. 31/05 (h)  Dec. 31/06 ++   Dec. 31/06 ++
                                                   ---------- -------------- ---------------- --------------
Income:
   Net investment income                            $  1,809     $  4,003             --               --
   Net realized gain (loss)                            2,887          404          1,093               19
   Change in unrealized appreciation
     (depreciation) during the period                 22,198        8,866          1,914            2,910
                                                    --------     --------        -------         --------
Net increase (decrease) in assets from operations     26,894       13,273          3,007            2,929
                                                    --------     --------        -------         --------
Changes from principal transactions:
   Transfer of net premiums                           12,516       47,580          6,002           86,839
   Transfer on terminations                          (10,035)      (2,015)          (493)            (256)
   Transfer on policy loans                             (107)          --             --               --
   Net interfund transfers                             6,770        7,332         19,596           25,167
                                                    --------     --------        -------         --------
Net increase (decrease) in assets from principal
  transactions                                         9,144       52,897         25,105          111,750
                                                    --------     --------        -------         --------
Total increase (decrease) in assets                   36,038       66,170         28,112          114,679

Assets, beginning of period                          102,169       35,999             --               --
                                                    --------     --------        -------         --------
Assets, end of period                               $138,207     $102,169        $28,112         $114,679
                                                    ========     ========        =======         ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ---------------------------------------
                                                        International       International
                                                        Opportunities         Small Cap
                                                        Trust Series 1      Trust Series 0
                                                   ------------------------ --------------
                                                   Year Ended  Year Ended     Year Ended
                                                   Dec. 31/06 Dec. 31/05 ^^ Dec. 31/06 ++
                                                   ---------- ------------- --------------
Income:
   Net investment income                            $   622          --             --
   Net realized gain (loss)                             366           5             21
   Change in unrealized appreciation
     (depreciation) during the period                 2,510         842            762
                                                    -------      ------        -------
Net increase (decrease) in assets from operations     3,498         847            783
                                                    -------      ------        -------
Changes from principal transactions:
   Transfer of net premiums                           4,994       1,077          3,303
   Transfer on terminations                          (1,417)       (162)          (480)
   Transfer on policy loans                              --          --             --
   Net interfund transfers                           13,897       6,731         14,032
                                                    -------      ------        -------
Net increase (decrease) in assets from principal
  transactions                                       17,474       7,646         16,855
                                                    -------      ------        -------
Total increase (decrease) in assets                  20,972       8,493         17,638

Assets, beginning of period                           8,493          --             --
                                                    -------      ------        -------
Assets, end of period                               $29,465      $8,493        $17,638
                                                    =======      ======        =======

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                             Sub-Account
                                                   ---------------------------------------------------------------
                                                       International
                                                         Small Cap       International Value  International Value
                                                      Trust Series 1       Trust Series 0       Trust Series 1
                                                   --------------------- ------------------- ---------------------
                                                   Year Ended Year Ended     Year Ended      Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05    Dec. 31/06 ++    Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- ------------------- ---------- ----------
Income:
   Net investment income                            $  1,258   $    643        $   511        $ 17,683   $  4,029
   Net realized gain (loss)                            9,040      2,405           (446)          7,817      9,595
   Change in unrealized appreciation
     (depreciation) during the period                 18,957      5,234          1,960          61,003      9,490
                                                    --------   --------        -------        --------   --------
Net increase (decrease) in assets from operations     29,255      8,282          2,025          86,503     23,114
                                                    --------   --------        -------        --------   --------
Changes from principal transactions:
   Transfer of net premiums                            9,604     24,159         12,721          51,833     43,896
   Transfer on terminations                          (14,872)    (7,759)          (485)        (20,632)   (14,015)
   Transfer on policy loans                              (60)       (48)            --          (3,694)        --
   Net interfund transfers                             8,662     28,821         22,006          64,265     38,696
                                                    --------   --------        -------        --------   --------
Net increase (decrease) in assets from principal
  transactions                                         3,334     45,173         34,242          91,772     68,577
                                                    --------   --------        -------        --------   --------
Total increase (decrease) in assets                   32,589     53,455         36,267         178,275     91,691

Assets, beginning of period                          103,993     50,538             --         245,465    153,774
                                                    --------   --------        -------        --------   --------
Assets, end of period                               $136,582   $103,993        $36,267        $423,740   $245,465
                                                    ========   ========        =======        ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                                   ------------------------------------
                                                     Investment        Investment
                                                    Quality Bond      Quality Bond
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                              $     8      $ 24,361   $ 18,414
   Net realized gain (loss)                               722        (5,139)      (537)
   Change in unrealized appreciation
     (depreciation) during the period                     345        (5,263)   (10,182)
                                                      -------      --------   --------
Net increase (decrease) in assets from operations       1,075        13,959      7,695
                                                      -------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                               367        70,679     43,971
   Transfer on terminations                            (1,942)      (12,820)   (13,190)
   Transfer on policy loans                                --       (14,410)        --
   Net interfund transfers                             11,733       (23,996)     4,483
                                                      -------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                         10,158        19,453     35,264
                                                      -------      --------   --------
Total increase (decrease) in assets                    11,233        33,412     42,959

Assets, beginning of period                                --       371,559    328,600
                                                      -------      --------   --------
Assets, end of period                                 $11,233      $404,971   $371,559
                                                      =======      ========   ========

--------
++   Fund available in prior year but no activity.
++xx Terminated as an investment option and funds transferred to Capital
     Appreciation Trust on May 1, 2006. Fund available in prior year but no activity.
xx Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

                                                                         Sub-Account
                                                   --------------------------------------------------------
                                                   Large Cap Growth     Large Cap Growth       Large Cap
                                                    Trust Series 0       Trust Series 1      Trust Series 0
                                                   ---------------- ------------------------ --------------
                                                      Year Ended     Year Ended   Year Ended   Year Ended
                                                   Dec. 31/06 ++ xx Dec. 31/06 xx Dec. 31/05 Dec. 31/06 ++
                                                   ---------------- ------------- ---------- --------------
Income:
   Net investment income                                  --          $     770    $  1,358         --
   Net realized gain (loss)                                1             17,019       9,430          1
   Change in unrealized appreciation
     (depreciation) during the period                     --            (13,165)    (10,498)        --
                                                         ---          ---------    --------       ----
Net increase (decrease) in assets from operations          1              4,624         290          1
                                                         ---          ---------    --------       ----
Changes from principal transactions:
   Transfer of net premiums                               --             19,371      34,798         32
   Transfer on terminations                              (28)            (8,172)    (25,573)       (31)
   Transfer on policy loans                               --                 --          --         --
   Net interfund transfers                                27           (200,881)     (6,948)         8
                                                         ---          ---------    --------       ----
Net increase (decrease) in assets from principal
  transactions                                            (1)          (189,682)      2,277          9
                                                         ---          ---------    --------       ----
Total increase (decrease) in assets                       --           (185,058)      2,567         10

Assets, beginning of period                               --            185,058     182,491         --
                                                         ---          ---------    --------       ----
Assets, end of period                                     --                 --    $185,058       $ 10
                                                         ===          =========    ========       ====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ----------------------------------------
                                                          Large Cap         Large Cap Value
                                                        Trust Series 1      Trust Series 0
                                                   ------------------------ ---------------
                                                   Year Ended  Year Ended     Year Ended
                                                   Dec. 31/06 Dec. 31/05 ^^  Dec. 31/06 ++
                                                   ---------- ------------- ---------------
Income:
   Net investment income                            $    87          --        $    664
   Net realized gain (loss)                              24           2            (739)
   Change in unrealized appreciation
     (depreciation) during the period                   605          92           1,680
                                                    -------      ------        --------
Net increase (decrease) in assets from operations       716          94           1,605
                                                    -------      ------        --------
Changes from principal transactions:
   Transfer of net premiums                           1,665         278         186,844
   Transfer on terminations                            (349)        (54)         (2,071)
   Transfer on policy loans                              --          --              --
   Net interfund transfers                           13,276       2,447          55,761
                                                    -------      ------        --------
Net increase (decrease) in assets from principal
  transactions                                       14,592       2,671         240,534
                                                    -------      ------        --------
Total increase (decrease) in assets                  15,308       2,765         242,139

Assets, beginning of period                           2,765          --              --
                                                    -------      ------        --------
Assets, end of period                               $18,073      $2,765        $242,139
                                                    =======      ======        ========

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.
++i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000
    Trust. Fund available in prior year but no activity.
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

See accompanying notes.

                                                                              Sub-Account
                                                   ------------------------------------------------------------------
                                                      Large Cap Value    Lifestyle Aggressive  Lifestyle Aggressive
                                                      Trust Series 1        Trust Series 0        Trust Series 1
                                                   --------------------- -------------------- -----------------------
                                                   Year Ended Year Ended      Year Ended       Year Ended  Year Ended
                                                   Dec. 31/06 Dec. 31/05   Dec. 31/06 ++ i    Dec. 31/06 i Dec. 31/05
                                                   ---------- ---------- -------------------- ------------ ----------
Income:
   Net investment income                            $ 10,772         --        $     58         $ 21,628    $ 1,222
   Net realized gain (loss)                            1,308     14,761             668              212      4,141
   Change in unrealized appreciation
     (depreciation) during the period                 12,184     (6,180)          9,802             (240)      (272)
                                                    --------   --------        --------         --------    -------
Net increase (decrease) in assets from operations     24,264      8,581          10,528           21,600      5,091
                                                    --------   --------        --------         --------    -------
Changes from principal transactions:
   Transfer of net premiums                           55,597     90,682          34,961           41,128     19,946
   Transfer on terminations                          (11,605)    (6,572)        (13,561)         (10,141)    (6,073)
   Transfer on policy loans                              (58)      (446)             --               --         --
   Net interfund transfers                            96,650    (86,765)        157,525           91,781      6,283
                                                    --------   --------        --------         --------    -------
Net increase (decrease) in assets from principal
  transactions                                       140,584     (3,101)        178,925          122,768     20,156
                                                    --------   --------        --------         --------    -------
Total increase (decrease) in assets                  164,848      5,480         189,453          144,368     25,247

Assets, beginning of period                           88,500     83,020              --           73,397     48,150
                                                    --------   --------        --------         --------    -------
Assets, end of period                               $253,348   $ 88,500        $189,453         $217,765    $73,397
                                                    ========   ========        ========         ========    =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                   Sub-Account
                                                   --------------------------------------------
                                                   Lifestyle Balanced    Lifestyle Balanced
                                                     Trust Series 0        Trust Series 1
                                                   ------------------ -------------------------
                                                       Year Ended      Year Ended   Year Ended
                                                    Dec. 31/06 ++ ii  Dec. 31/06 ii Dec. 31/05
                                                   ------------------ ------------- ----------
Income:
   Net investment income                               $    1,421      $  480,988   $  199,680
   Net realized gain (loss)                                 1,104          16,153       13,615
   Change in unrealized appreciation
     (depreciation) during the period                       8,069             221       32,914
                                                       ----------      ----------   ----------
Net increase (decrease) in assets from operations          10,594         497,362      246,209
                                                       ----------      ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                                32,068          93,227       60,878
   Transfer on terminations                               (17,735)       (118,973)    (116,422)
   Transfer on policy loans                                    --              --           --
   Net interfund transfers                              1,679,620         101,261       50,335
                                                       ----------      ----------   ----------
Net increase (decrease) in assets from principal
  transactions                                          1,693,953          75,515       (5,209)
                                                       ----------      ----------   ----------
Total increase (decrease) in assets                     1,704,547         572,877      241,000

Assets, beginning of period                                    --       3,845,203    3,604,203
                                                       ----------      ----------   ----------
Assets, end of period                                  $1,704,547      $4,418,080   $3,845,203
                                                       ==========      ==========   ==========

--------
++ii Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.
ii    Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
      Trust.
++iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative
      280 Trust. Fund available in prior year but no activity.
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
++iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

See accompanying notes.

                                                                              Sub-Account
                                                   -----------------------------------------------------------------
                                                   Lifestyle Conservative  Lifestyle Conservative   Lifestyle Growth
                                                       Trust Series 0          Trust Series 1        Trust Series 0
                                                   ---------------------- ------------------------- ----------------
                                                         Year Ended         Year Ended   Year Ended    Year Ended
                                                     Dec. 31/06 ++ iii    Dec. 31/06 iii Dec. 31/05 Dec. 31/06 ++ iv
                                                   ---------------------- -------------- ---------- ----------------
Income:
   Net investment income                                  $    50            $ 23,259     $ 19,541     $    2,737
   Net realized gain (loss)                                     8               1,465        1,207          1,891
   Change in unrealized appreciation
     (depreciation) during the period                        (122)              3,027      (13,536)        35,427
                                                          -------            --------     --------     ----------
Net increase (decrease) in assets from operations             (64)             27,751        7,212         40,055
                                                          -------            --------     --------     ----------
Changes from principal transactions:
   Transfer of net premiums                                   663              62,420       67,702        183,997
   Transfer on terminations                                  (789)            (26,991)     (17,224)       (53,430)
   Transfer on policy loans                                    --                  --           --        (10,000)
   Net interfund transfers                                 56,438             (33,757)       1,194      2,450,216
                                                          -------            --------     --------     ----------
Net increase (decrease) in assets from principal
  transactions                                             56,312               1,672       51,672      2,570,783
                                                          -------            --------     --------     ----------
Total increase (decrease) in assets                        56,248              29,423       58,884      2,610,838

Assets, beginning of period                                    --             305,372      246,488             --
                                                          -------            --------     --------     ----------
Assets, end of period                                     $56,248            $334,795     $305,372     $2,610,838
                                                          =======            ========     ========     ==========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                   Sub-Account
                                                   --------------------------------------------
                                                       Lifestyle Growth      Lifestyle Moderate
                                                        Trust Series 1         Trust Series 0
                                                   ------------------------- ------------------
                                                    Year Ended   Year Ended      Year Ended
                                                   Dec. 31/06 iv Dec. 31/05   Dec. 31/06 ++ v
                                                   ------------- ----------  ------------------
Income:
   Net investment income                            $  180,790   $   15,135       $    181
   Net realized gain (loss)                              1,861       21,575            (12)
   Change in unrealized appreciation
     (depreciation) during the period                   13,984       33,811          1,152
                                                    ----------   ----------       --------
Net increase (decrease) in assets from operations      196,635       70,521          1,321
                                                    ----------   ----------       --------
Changes from principal transactions:
   Transfer of net premiums                            250,379      722,838         12,313
   Transfer on terminations                            (54,263)     (31,732)        (3,604)
   Transfer on policy loans                                 --           --             --
   Net interfund transfers                             307,161        4,145         94,071
                                                    ----------   ----------       --------
Net increase (decrease) in assets from principal
  transactions                                         503,277      695,251        102,780
                                                    ----------   ----------       --------
Total increase (decrease) in assets                    699,912      765,772        104,101

Assets, beginning of period                          1,138,146      372,374             --
                                                    ----------   ----------       --------
Assets, end of period                               $1,838,058   $1,138,146       $104,101
                                                    ==========   ==========       ========

--------
iv    Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820
      Trust.
++ v Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.
v     Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
      Trust.
++    Fund available in prior year but no activity.
++x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006. Fund available in prior year but no activity.

See accompanying notes.

                                                                        Sub-Account
                                                   ------------------------------------------------------
                                                     Lifestyle Moderate       Managed      Mid Cap Core
                                                       Trust Series 1      Trust Series 0 Trust Series 0
                                                   ----------------------- -------------- ---------------
                                                    Year Ended  Year Ended   Year Ended     Year Ended
                                                   Dec. 31/06 v Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 ++ x
                                                   ------------ ---------- -------------- ---------------
Income:
   Net investment income                             $ 57,417    $ 36,387         --           $ 114
   Net realized gain (loss)                              (754)     (2,124)        --             (79)
   Change in unrealized appreciation
     (depreciation) during the period                   5,980      (9,247)         2              --
                                                     --------    --------      -----           -----
Net increase (decrease) in assets from operations      62,643      25,016          2              35
                                                     --------    --------      -----           -----
Changes from principal transactions:
   Transfer of net premiums                            25,367      81,013         --             235
   Transfer on terminations                           (20,351)    (19,096)      (103)           (116)
   Transfer on policy loans                                --          --         --              --
   Net interfund transfers                             (3,623)         59        357            (154)
                                                     --------    --------      -----           -----
Net increase (decrease) in assets from principal
  transactions                                          1,393      61,976        254             (35)
                                                     --------    --------      -----           -----
Total increase (decrease) in assets                    64,036      86,992        256              --

Assets, beginning of period                           599,926     512,934         --              --
                                                     --------    --------      -----           -----
Assets, end of period                                $663,962    $599,926      $ 256              --
                                                     ========    ========      =====           =====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                Sub-Account
                                                   --------------------------------------
                                                        Mid Cap Core       Mid Cap Index
                                                       Trust Series 1      Trust Series 0
                                                   ----------------------- --------------
                                                    Year Ended  Year Ended   Year Ended
                                                   Dec. 31/06 x Dec. 31/05 Dec. 31/06 ++
                                                   ------------ ---------- --------------
Income:
   Net investment income                             $ 1,769     $   771            --
   Net realized gain (loss)                             (676)        196            50
   Change in unrealized appreciation
     (depreciation) during the period                   (448)       (464)        1,046
                                                     -------     -------      --------
Net increase (decrease) in assets from operations        645         503         1,096
                                                     -------     -------      --------
Changes from principal transactions:
   Transfer of net premiums                            1,895         877       258,978
   Transfer on terminations                           (4,037)     (1,372)       (1,767)
   Transfer on policy loans                             (162)       (462)           --
   Net interfund transfers                            (7,088)          7        71,928
                                                     -------     -------      --------
Net increase (decrease) in assets from principal
  transactions                                        (9,392)       (950)      329,139
                                                     -------     -------      --------
Total increase (decrease) in assets                   (8,747)       (447)      330,235

Assets, beginning of period                            8,747       9,194            --
                                                     -------     -------      --------
Assets, end of period                                     --     $ 8,747      $330,235
                                                     =======     =======      ========

--------
x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                       Mid Cap Index     Mid Cap Stock      Mid Cap Stock
                                                      Trust Series 1     Trust Series 0    Trust Series 1
                                                   --------------------- -------------- ---------------------
                                                   Year Ended Year Ended   Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- -------------- ---------- ----------
Income:
   Net investment income                            $  5,956   $  4,808          --      $ 11,468   $  6,645
   Net realized gain (loss)                           17,871      6,070         286        19,129     13,258
   Change in unrealized appreciation
     (depreciation) during the period                (11,793)     3,376       3,050         6,077     18,682
                                                    --------   --------     -------      --------   --------
Net increase (decrease) in assets from operations     12,034     14,254       3,336        36,674     38,585
                                                    --------   --------     -------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                           14,511      9,354         122        32,437     36,658
   Transfer on terminations                          (42,782)   (18,187)        148       (54,114)   (34,695)
   Transfer on policy loans                           (1,948)    (2,065)         --           108        121
   Net interfund transfers                            11,441      3,629      53,149        19,796     43,555
                                                    --------   --------     -------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                       (18,778)    (7,269)     53,419        (1,773)    45,639
                                                    --------   --------     -------      --------   --------
Total increase (decrease) in assets                   (6,744)     6,985      56,755        34,901     84,224

Assets, beginning of period                          134,160    127,175          --       264,686    180,462
                                                    --------   --------     -------      --------   --------
Assets, end of period                               $127,416   $134,160     $56,755      $299,587   $264,686
                                                    ========   ========     =======      ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                                   ------------------------------------
                                                   Mid Cap Value      Mid Cap Value
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                              $     3      $ 42,606   $  7,022
   Net realized gain (loss)                                 4         9,484     13,775
   Change in unrealized appreciation
     (depreciation) during the period                      37       (19,599)    (4,090)
                                                      -------      --------   --------
Net increase (decrease) in assets from operations          44        32,491     16,707
                                                      -------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                             1,670        60,684     64,628
   Transfer on terminations                              (202)      (15,855)   (21,874)
   Transfer on policy loans                                --          (315)      (361)
   Net interfund transfers                             16,876       (19,105)       314
                                                      -------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                         18,344        25,409     42,707
                                                      -------      --------   --------
Total increase (decrease) in assets                    18,388        57,900     59,414

Assets, beginning of period                                --       238,230    178,816
                                                      -------      --------   --------
Assets, end of period                                 $18,388      $296,130   $238,230
                                                      =======      ========   ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ---------------------------------------------------------
                                                     Mid Value      Money Market         Money Market
                                                   Trust Series 0 Trust B Series 0      Trust Series 1
                                                   -------------- ---------------- -------------------------
                                                     Year Ended      Year Ended     Year Ended    Year Ended
                                                   Dec. 31/06 ++   Dec. 31/06 ++    Dec. 31/06    Dec. 31/05
                                                   -------------- ---------------- -----------  ------------
Income:
   Net investment income                                   --       $     9,965    $   130,233   $   71,012
   Net realized gain (loss)                                31                --             --           --
   Change in unrealized appreciation
     (depreciation) during the period                     272                --             --           --
                                                       ------       -----------    -----------   ----------
Net increase (decrease) in assets from operations         303             9,965        130,233       71,012
                                                       ------       -----------    -----------   ----------
Changes from principal transactions:
   Transfer of net premiums                             1,313         6,386,431        399,734    1,488,146
   Transfer on terminations                              (173)          375,967     (1,286,877)    (247,098)
   Transfer on policy loans                                --                --         (1,001)      (1,137)
   Net interfund transfers                              1,995        (5,935,731)      (607,241)    (158,023)
                                                       ------       -----------    -----------   ----------
Net increase (decrease) in assets from principal
  transactions                                          3,135           826,667     (1,495,385)   1,081,888
                                                       ------       -----------    -----------   ----------
Total increase (decrease) in assets                     3,438           836,632     (1,365,152)   1,152,900

Assets, beginning of period                                --                --      3,384,034    2,231,134
                                                       ------       -----------    -----------   ----------
Assets, end of period                                  $3,438       $   836,632    $ 2,018,882   $3,384,034
                                                       ======       ===========    ===========   ==========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ---------------------------------------
                                                   Natural Resources   Natural Resources
                                                    Trust Series 0      Trust Series 1
                                                   ----------------- ---------------------
                                                      Year Ended     Year Ended Year Ended
                                                     Dec. 31/06 ++   Dec. 31/06 Dec. 31/05
                                                   ----------------- ---------- ----------
Income:
   Net investment income                                $ 1,468       $ 24,767   $  1,350
   Net realized gain (loss)                              (1,042)        12,960     10,905
   Change in unrealized appreciation
     (depreciation) during the period                       687         (6,158)    14,889
                                                        -------       --------   --------
Net increase (decrease) in assets from operations         1,113         31,569     27,144
                                                        -------       --------   --------
Changes from principal transactions:
   Transfer of net premiums                              16,214         14,037     68,185
   Transfer on terminations                              (1,317)        (5,371)    (1,519)
   Transfer on policy loans                                  --             --         --
   Net interfund transfers                               13,652         28,815     14,415
                                                        -------       --------   --------
Net increase (decrease) in assets from principal
  transactions                                           28,549         37,481     81,081
                                                        -------       --------   --------
Total increase (decrease) in assets                      29,662         69,050    108,225

Assets, beginning of period                                  --        120,819     12,594
                                                        -------       --------   --------
Assets, end of period                                   $29,662       $189,869   $120,819
                                                        =======       ========   ========

--------
++  Fund available in prior year but no activity.
(d) Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.

See accompanying notes.

                                                                    Sub-Account
                                                   ---------------------------------------------
                                                   Overseas Equity    Overseas     Pacific Rim
                                                   Trust Series 0      Trust      Trust Series 0
                                                   --------------- -------------- --------------
                                                     Year Ended      Year Ended     Year Ended
                                                    Dec. 31/06 ++  Dec. 31/05 (d) Dec. 31/06 ++
                                                   --------------- -------------- --------------
Income:
   Net investment income                                   --         $    211            --
   Net realized gain (loss)                                 1           10,155          (184)
   Change in unrealized appreciation
     (depreciation) during the period                      96          (11,459)          262
                                                       ------         --------        ------
Net increase (decrease) in assets from operations          97         $ (1,093)           78
                                                       ------         --------        ------
Changes from principal transactions:
   Transfer of net premiums                               104            3,126         1,075
   Transfer on terminations                               (52)         (10,177)         (214)
   Transfer on policy loans                                --               --            --
   Net interfund transfers                              5,899          (55,910)        5,876
                                                       ------         --------        ------
Net increase (decrease) in assets from principal
  transactions                                          5,951          (62,961)        6,737
                                                       ------         --------        ------
Total increase (decrease) in assets                     6,048          (64,054)        6,815

Assets, beginning of period                                --           64,054            --
                                                       ------         --------        ------
Assets, end of period                                  $6,048               --        $6,815
                                                       ======         ========        ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                   Sub-Account
                                                   -------------------------------------------
                                                     Pacific Rim Trust   Quantitative All Cap
                                                         Series 1           Trust Series 1
                                                   --------------------- ---------------------
                                                   Year Ended Year Ended Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- ---------- ----------
Income:
   Net investment income                            $  1,360   $     87   $ 2,912    $ 1,511
   Net realized gain (loss)                            3,524        915      (131)         1
   Change in unrealized appreciation
     (depreciation) during the period                 13,709     15,084     1,598     (1,720)
                                                    --------   --------   -------    -------
Net increase (decrease) in assets from operations     18,593     16,086     4,379       (208)
                                                    --------   --------   -------    -------
Changes from principal transactions:
   Transfer of net premiums                           18,663     45,305    11,706         51
   Transfer on terminations                           (6,220)    (1,298)   (2,208)       (14)
   Transfer on policy loans                               --         --        --         --
   Net interfund transfers                            76,001     31,950         2     23,495
                                                    --------   --------   -------    -------
Net increase (decrease) in assets from principal
  transactions                                        88,444     75,957     9,500     23,532
                                                    --------   --------   -------    -------
Total increase (decrease) in assets                  107,037     92,043    13,879     23,324

Assets, beginning of period                          101,817      9,774    23,366         42
                                                    --------   --------   -------    -------
Assets, end of period                               $208,854   $101,817   $37,245    $23,366
                                                    ========   ========   =======    =======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                             Sub-Account
                                                   ---------------------------------------------------------------
                                                   Quantitative Mid Cap  Quantitative Value Real Estate Securities
                                                      Trust Series 1       Trust Series 0       Trust Series 0
                                                   --------------------- ------------------ ----------------------
                                                   Year Ended Year Ended     Year Ended           Year Ended
                                                   Dec. 31/06 Dec. 31/05   Dec. 31/06 ++        Dec. 31/06 ++
                                                   ---------- ---------- ------------------ ----------------------
Income:
   Net investment income                            $ 28,861        --             --              $  1,497
   Net realized gain (loss)                              500     1,134             --                 1,707
   Change in unrealized appreciation
     (depreciation) during the period                (25,367)    4,644            (34)                6,358
                                                    --------   -------         ------              --------
Net increase (decrease) in assets from operations      3,994     5,778            (34)                9,562
                                                    --------   -------         ------              --------
Changes from principal transactions:
   Transfer of net premiums                           16,315     5,760             --               104,593
   Transfer on terminations                           (3,286)   (1,195)            --                (2,603)
   Transfer on policy loans                               --        --             --                    --
   Net interfund transfers                             7,108    55,035          5,242                64,955
                                                    --------   -------         ------              --------
Net increase (decrease) in assets from principal
  transactions                                        20,137    59,600          5,242               166,945
                                                    --------   -------         ------              --------
Total increase (decrease) in assets                   24,131    65,378          5,208               176,507

Assets, beginning of period                           84,728    19,350             --                    --
                                                    --------   -------         ------              --------
Assets, end of period                               $108,859   $84,728         $5,208              $176,507
                                                    ========   =======         ======              ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                                   ---------------------------------------------
                                                   Real Estate Securities Trust Real Return Bond
                                                          Series 1               Trust Series 0
                                                   ---------------------------- ----------------
                                                   Year Ended      Year Ended      Year Ended
                                                   Dec. 31/06      Dec. 31/05    Dec. 31/06 ++
                                                   ------------- -------------- ----------------
Income:
   Net investment income                            $ 73,296       $ 41,741              --
   Net realized gain (loss)                           13,239         15,253              --
   Change in unrealized appreciation
     (depreciation) during the period                 40,802        (25,629)           (633)
                                                    --------       --------         -------
Net increase (decrease) in assets from operations    127,337         31,365            (633)
                                                    --------       --------         -------
Changes from principal transactions:
   Transfer of net premiums                           32,790         60,188              --
   Transfer on terminations                          (18,285)       (30,395)            180
   Transfer on policy loans                               --             --              --
   Net interfund transfers                           (14,124)         6,115          58,791
                                                    --------       --------         -------
Net increase (decrease) in assets from principal
  transactions                                           381         35,908          58,971
                                                    --------       --------         -------
Total increase (decrease) in assets                  127,718         67,273          58,338

Assets, beginning of period                          332,703        265,430              --
                                                    --------       --------         -------
Assets, end of period                               $460,421       $332,703         $58,338
                                                    ========       ========         =======

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                                           Science &          Science &
                                                     Real Return Bond      Technology        Technology
                                                      Trust Series 1     Trust Series 0    Trust Series 1
                                                   --------------------- -------------- ---------------------
                                                   Year Ended Year Ended   Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   ---------- ---------- -------------- ---------- ----------
Income:
   Net investment income                            $   414     $  313            --           --         --
   Net realized gain (loss)                               1         16             9       19,093      3,805
   Change in unrealized appreciation
     (depreciation) during the period                  (356)      (236)          665       (5,400)       991
                                                    -------     ------      --------     --------   --------
Net increase (decrease) in assets from operations        59         93           674       13,693      4,796
                                                    -------     ------      --------     --------   --------
   Changes from principal transactions:
   Transfer of net premiums                           3,903      1,059        87,389       66,324     36,345
   Transfer on terminations                            (805)      (614)         (447)     (37,323)   (28,778)
   Transfer on policy loans                              --         --            --         (422)       226
   Net interfund transfers                               --         --        24,725       56,741     (9,247)
                                                    -------     ------      --------     --------   --------
Net increase (decrease) in assets from principal
  transactions                                        3,098        445       111,667       85,320     (1,454)
                                                    -------     ------      --------     --------   --------
Total increase (decrease) in assets                   3,157        538       112,341       99,013      3,342

Assets, beginning of period                           7,342      6,804            --      211,989    208,647
                                                    -------     ------      --------     --------   --------
Assets, end of period                               $10,499     $7,342      $112,341     $311,002   $211,989
                                                    =======     ======      ========     ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                                   ---------------------------
                                                    Short-Term     Small Cap
                                                    Bond Trust   Growth Trust
                                                     Series 0      Series 0
                                                   ------------- -------------
                                                    Year Ended    Year Ended
                                                   Dec. 31/06 ++ Dec. 31/06 ++
                                                   ------------- -------------
Income:
   Net investment income                                  --            --
   Net realized gain (loss)                               --            (9)
   Change in unrealized appreciation
     (depreciation) during the period                      3            70
                                                      ------         -----
Net increase (decrease) in assets from operations          3            61
                                                      ------         -----
Changes from principal transactions:
   Transfer of net premiums                               27           772
   Transfer on terminations                               (8)         (251)
   Transfer on policy loans                               --            --
   Net interfund transfers                             3,621           226
                                                      ------         -----
Net increase (decrease) in assets from principal
  transactions                                         3,640           747
                                                      ------         -----
Total increase (decrease) in assets                    3,643           808

Assets, beginning of period                               --            --
                                                      ------         -----
Assets, end of period                                 $3,643         $ 808
                                                      ======         =====
--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ----------------------------------------------------
                                                                                           Small Cap
                                                   Small Cap Index    Small Cap Index    Opportunities
                                                   Trust Series 0     Trust Series 1     Trust Series 0
                                                   --------------- --------------------- --------------
                                                     Year Ended    Year Ended Year Ended   Year Ended
                                                    Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                                   --------------- ---------- ---------- --------------
Income:
   Net investment income                                    --      $  4,217   $  4,556           --
   Net realized gain (loss)                              1,528        16,375      9,989           (3)
   Change in unrealized appreciation
     (depreciation) during the period                    2,028         2,053    (10,917)         487
                                                      --------      --------   --------     --------
Net increase (decrease) in assets from operations        3,556        22,645      3,628          484
                                                      --------      --------   --------     --------
Changes from principal transactions:
   Transfer of net premiums                             87,049        22,352     18,089       87,652
   Transfer on terminations                             (1,778)      (39,993)   (13,705)        (237)
   Transfer on policy loans                                 --        (1,445)    (1,427)          --
   Net interfund transfers                              46,028        13,625    (10,856)      26,551
                                                      --------      --------   --------     --------
Net increase (decrease) in assets from principal
  transactions                                         131,299        (5,461)    (7,899)     113,966
                                                      --------      --------   --------     --------
Total increase (decrease) in assets                    134,855        17,184     (4,271)     114,450

Assets, beginning of period                                 --       124,730    129,001           --
                                                      --------      --------   --------     --------
Assets, end of period                                 $134,855      $141,914   $124,730     $114,450
                                                      ========      ========   ========     ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                   Sub-Account
                                                                       --------------------------------------
                                                                       Small Cap Opportunities   Small Cap
                                                                          Trust Series 1       Trust Series 0
                                                                       ----------------------- --------------
                                                                       Year Ended  Year Ended    Year Ended
                                                                       Dec. 31/06  Dec. 31/05  Dec. 31/06 ++
                                                                       ----------- ----------- --------------
Income:
   Net investment income                                                $ 2,872     $    47            --
   Net realized gain (loss)                                               1,089         454            12
   Change in unrealized appreciation (depreciation) during the period     4,436       8,816            --
                                                                        -------     -------        ------
Net increase (decrease) in assets from operations                         8,397       9,317            12
                                                                        -------     -------        ------
Changes from principal transactions:
   Transfer of net premiums                                              20,545      16,072         2,277
   Transfer on terminations                                              (6,526)     (4,031)         (149)
   Transfer on policy loans                                                   5          12            --
   Net interfund transfers                                                  231      49,851           977
                                                                        -------     -------        ------
Net increase (decrease) in assets from principal transactions            14,255      61,904         3,105
                                                                        -------     -------        ------
Total increase (decrease) in assets                                      22,652      71,221         3,117

Assets, beginning of period                                              73,778       2,557            --
                                                                        -------     -------        ------
Assets, end of period                                                   $96,430     $73,778        $3,117
                                                                        =======     =======        ======

--------
++  Fund available in prior year but no activity.
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(g) Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on May 2, 2005.

See accompanying notes.

                                                                                        Sub-Account
                                                                ------------------------------------------------------------
                                                                       Small Cap         Small Cap Value Small Company Blend
                                                                     Trust Series 1      Trust Series 0    Trust Series 1
                                                                ------------------------ --------------- -------------------
                                                                Year Ended  Year Ended     Year Ended      Year Ended Dec.
                                                                Dec. 31/06 Dec. 31/05 ^^  Dec. 31/06 ++       31/05 (g)
                                                                ---------- ------------- --------------- -------------------
Income:
   Net investment income                                          $  642         --               --                --
   Net realized gain (loss)                                          (10)        --                3             2,719
   Change in unrealized appreciation (depreciation) during the
     period                                                         (373)         3            2,440            (9,106)
                                                                  ------       ----          -------          --------
Net increase (decrease) in assets from operations                    259          3            2,443          $ (6,387)
                                                                  ------       ----          -------          --------
Changes from principal transactions:
   Transfer of net premiums                                        2,109        841              229             3,949
   Transfer on terminations                                         (318)       (10)             426            (1,697)
   Transfer on policy loans                                           --         --               --                (3)
   Net interfund transfers                                         4,936         --           29,943           (49,044)
                                                                  ------       ----          -------          --------
Net increase (decrease) in assets from principal transactions      6,727        831           30,598           (46,795)
                                                                  ------       ----          -------          --------
Total increase (decrease) in assets                                6,986        834           33,041           (53,182)

Assets, beginning of period                                          834         --               --            53,182
                                                                  ------       ----          -------          --------
Assets, end of period                                             $7,820       $834          $33,041                --
                                                                  ======       ====          =======          ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                                       Sub-Account
                                                                       --------------------------------------------
                                                                            Small Company       Small Company Value
                                                                            Trust Series 1        Trust Series 0
                                                                       ------------------------ -------------------
                                                                       Year Ended  Year Ended       Year Ended
                                                                       Dec. 31/06 Dec. 31/05 ^^    Dec. 31/06 ++
                                                                       ---------- ------------- -------------------
Income:
   Net investment income                                                $ 1,729         --            $     4
   Net realized gain (loss)                                                 (83)         1                355
   Change in unrealized appreciation (depreciation) during the period    (1,844)         1                458
                                                                        -------       ----            -------
Net increase (decrease) in assets from operations                          (198)         2                817
                                                                        -------       ----            -------
Changes from principal transactions:
   Transfer of net premiums                                              15,706        113                651
   Transfer on terminations                                                (925)       (53)            (1,042)
   Transfer on policy loans                                                  --         --                 --
   Net interfund transfers                                                  853          9             26,116
                                                                        -------       ----            -------
Net increase (decrease) in assets from principal transactions            15,634         69             25,725
                                                                        -------       ----            -------
Total increase (decrease) in assets                                      15,436         71             26,542

Assets, beginning of period                                                  71         --                 --
                                                                        -------       ----            -------
Assets, end of period                                                   $15,507       $ 71            $26,542
                                                                        =======       ====            =======

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                                       Sub-Account
                                                                ----------------------------------------------------------
                                                                 Small Company Value  Special Value      Special Value
                                                                   Trust Series 1     Trust Series 0    Trust Series 1
                                                                --------------------- -------------- ---------------------
                                                                Year Ended Year Ended   Year Ended   Year Ended Year Ended
                                                                Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                                ---------- ---------- -------------- ---------- ----------
Income:
   Net investment income                                         $ 75,322   $  8,006         --       $ 1,696    $    25
   Net realized gain (loss)                                        36,067     45,058         --           526        213
   Change in unrealized appreciation (depreciation) during the
     period                                                       (44,511)   (17,733)        --          (725)       272
                                                                 --------   --------       ----       -------    -------
Net increase (decrease) in assets from operations                  66,878     35,331         --         1,497        510
                                                                 --------   --------       ----       -------    -------
Changes from principal transactions:
   Transfer of net premiums                                        69,190    105,781         64         3,145      8,465
   Transfer on terminations                                       (34,834)   (31,230)       (36)         (722)      (701)
   Transfer on policy loans                                       (18,319)       258         --            --         --
   Net interfund transfers                                        (44,822)   (80,816)        62        (3,687)        44
                                                                 --------   --------       ----       -------    -------
Net increase (decrease) in assets from principal transactions     (28,785)    (6,007)        90        (1,264)     7,808
                                                                 --------   --------       ----       -------    -------
Total increase (decrease) in assets                                38,093     29,324         90           233      8,318

Assets, beginning of period                                       443,639    414,315         --        15,085      6,767
                                                                 --------   --------       ----       -------    -------
Assets, end of period                                            $481,732   $443,639       $ 90       $15,318    $15,085
                                                                 ========   ========       ====       =======    =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                                   ------------------------------------
                                                   Strategic Bond    Strategic Bond
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                                   --      $ 14,770   $  5,263
   Net realized gain (loss)                                 4         4,836      1,770
   Change in unrealized appreciation
     (depreciation) during the period                      71        (2,397)    (1,414)
                                                       ------      --------   --------
Net increase (decrease) in assets from operations          75        17,209      5,619
                                                       ------      --------   --------
Changes from principal transactions:
   Transfer of net premiums                             1,277        45,756     41,212
   Transfer on terminations                              (216)      (20,998)   (24,794)
   Transfer on policy loans                                --           (95)      (112)
   Net interfund transfers                              1,351       (42,125)    59,191
                                                       ------      --------   --------
Net increase (decrease) in assets from principal
  transactions                                          2,412       (17,462)    75,497
                                                       ------      --------   --------
Total increase (decrease) in assets                     2,487          (253)    81,116

Assets, beginning of period                                --       268,725    187,609
                                                       ------      --------   --------
Assets, end of period                                  $2,487      $268,472   $268,725
                                                       ======      ========   ========

--------
++  Fund available in prior year but no activity.
(f) Terminated as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                   Strategic Growth Strategic Income     Strategic Income
                                                    Trust Series 1   Trust Series 0       Trust Series 1
                                                   ---------------- ---------------- ------------------------
                                                      Year Ended       Year Ended    Year Ended  Year Ended
                                                    Dec. 31/05 (f)   Dec. 31/06 ++   Dec. 31/06 Dec. 31/05 ^^
                                                   ---------------- ---------------- ---------- -------------
Income:
   Net investment income                               $    219           $  3        $ 1,102      $  299
   Net realized gain (loss)                               2,752             --            (27)         --
   Change in unrealized appreciation
     (depreciation) during the period                    (4,244)            (2)            20        (284)
                                                       --------           ----        -------      ------
Net increase (decrease) in assets from operations      $ (1,273)             1          1,095          15
                                                       --------           ----        -------      ------
Changes from principal transactions:
   Transfer of net premiums                               1,038            127         26,241       7,735
   Transfer on terminations                             (20,662)           (44)        (2,513)       (127)
   Transfer on policy loans                                  --             --             --          --
   Net interfund transfers                              (15,813)            27          1,279          --
                                                       --------           ----        -------      ------
Net increase (decrease) in assets from principal
  transactions                                          (35,437)           110         25,007       7,608
                                                       --------           ----        -------      ------
Total increase (decrease) in assets                     (36,710)           111         26,102       7,623

Assets, beginning of period                              36,710             --          7,623          --
                                                       --------           ----        -------      ------
Assets, end of period                                        --           $111        $33,725      $7,623
                                                       ========           ====        =======      ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                  Sub-Account
                                                   --------------------------------------------
                                                   Strategic Opportunities    Strategic Value
                                                      Trust Series 1          Trust Series 0
                                                   ----------------------- -------------------
                                                   Year Ended  Year Ended       Year Ended
                                                   Dec. 31/06  Dec. 31/05    Dec. 31/06 ++ xxx
                                                   ----------- ----------- -------------------
Income:
   Net investment income                            $     21    $    859                 $   5
   Net realized gain (loss)                           16,382      12,449                    (4)
   Change in unrealized appreciation
     (depreciation) during the period                  5,267       4,963                    --
                                                    --------    --------                 -----
   Net increase (decrease) in assets from
     operations                                       21,670      18,271                     1
                                                    --------    --------                 -----
Changes from principal transactions:
   Transfer of net premiums                           32,365      32,748                    30
   Transfer on terminations                          (26,827)    (18,253)                  (12)
   Transfer on policy loans                          (12,269)        (24)                   --
   Net interfund transfers                           (11,027)    (43,936)                  (19)
                                                    --------    --------                 -----
   Net increase (decrease) in assets from
     principal transactions                          (17,758)    (29,465)                   (1)
                                                    --------    --------                 -----
Total increase (decrease) in assets                    3,912     (11,194)                   --

Assets, beginning of period                          185,673     196,867                    --
                                                    --------    --------                 -----
Assets, end of period                               $189,585    $185,673                    --
                                                    ========    ========                 =====

--------
++ xxx Terminated as an investment option and funds transferred to Large Cap
       Value Trust on December 4, 2006. Fund available in prior year but no activity.
xxx Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
++     Fund available in prior year but no activity.

See accompanying notes.

                                                                            Sub-Account
                                                   --------------------------------------------------------------
                                                        Strategic Value       Total Return      Total Return
                                                        Trust Series 1       Trust Series 0    Trust Series 1
                                                   ------------------------- -------------- ---------------------
                                                     Year Ended   Year Ended   Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 xxx Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- -------------- ---------- ----------
Income:
   Net investment income                              $  9,043     $ 1,549            --     $ 11,169   $ 14,152
   Net realized gain (loss)                             (4,631)        370             1       (1,891)      (315)
   Change in unrealized appreciation
     (depreciation) during the period                   (1,048)     (1,853)         (706)       3,468     (6,465)
                                                      --------     -------      --------     --------   --------
Net increase (decrease) in assets from operations        3,364          66          (705)      12,746      7,372
                                                      --------     -------      --------     --------   --------
Changes from principal transactions:
   Transfer of net premiums                              7,393      13,864        86,424       65,843     61,732
   Transfer on terminations                             (1,776)     (1,699)         (128)     (33,428)   (42,351)
   Transfer on policy loans                                 --          --            --          (80)      (101)
   Net interfund transfers                             (33,660)         --        25,228       22,654     52,336
                                                      --------     -------      --------     --------   --------
Net increase (decrease) in assets from principal
  transactions                                         (28,043)     12,165       111,524       54,989     71,616
                                                      --------     -------      --------     --------   --------
Total increase (decrease) in assets                    (24,679)     12,231       110,819       67,735     78,988

Assets, beginning of period                             24,679      12,448            --      349,701    270,713
                                                      --------     -------      --------     --------   --------
Assets, end of period                                       --     $24,679      $110,819     $417,436   $349,701
                                                      ========     =======      ========     ========   ========

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                  Sub-Account
                                                   ------------------------------------------
                                                    Total Stock Market   Total Stock Market
                                                   Index Trust Series 0 Index Trust Series 1
                                                   -------------------- ---------------------
                                                        Year Ended      Year Ended Year Ended
                                                      Dec. 31/06 ++     Dec. 31/06 Dec. 31/05
                                                   -------------------- ---------- ----------
Income:
   Net investment income                                      --         $  1,456   $  1,592
   Net realized gain (loss)                                  906           25,624      3,455
   Change in unrealized appreciation
     (depreciation) during the period                          9          (10,758)     3,739
                                                          ------         --------   --------
Net increase (decrease) in assets from operations            915           16,322      8,786
                                                          ------         --------   --------
Changes from principal transactions:
   Transfer of net premiums                                   --           21,442     24,448
   Transfer on terminations                                 (906)          (9,742)   (24,465)
   Transfer on policy loans                                   --               --         --
   Net interfund transfers                                 2,296          (84,987)     6,954
                                                          ------         --------   --------
Net increase (decrease) in assets from principal
  transactions                                             1,390          (73,287)     6,937
                                                          ------         --------   --------
Total increase (decrease) in assets                        2,305          (56,965)    15,723

Assets, beginning of period                                   --          161,733    146,010
                                                          ------         --------   --------
Assets, end of period                                     $2,305         $104,768   $161,733
                                                          ======         ========   ========

--------
++  Fund available in prior year but no activity.
(j) Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

See accompanying notes.

                                                                         Sub-Account
                                                   -------------------------------------------------------
                                                                                             U.S. Global
                                                     U.S. Core            U.S. Core         Leaders Growth
                                                   Trust Series 0      Trust Series 1       Trust Series 0
                                                   -------------- ------------------------- --------------
                                                     Year Ended     Year Ended   Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 (j) Dec. 31/05 Dec. 31/06 ++
                                                   -------------- -------------- ---------- --------------
Income:
   Net investment income                               $   1         $ 67,633     $ 17,849         --
   Net realized gain (loss)                                3            5,196       15,124          6
   Change in unrealized appreciation
     (depreciation) during the period                     10          (26,104)     (23,496)         3
                                                       -----         --------     --------      -----
Net increase (decrease) in assets from operations         14           46,725        9,477          9
                                                       -----         --------     --------      -----
Changes from principal transactions:
   Transfer of net premiums                              199           62,281       52,106        470
   Transfer on terminations                             (118)         (49,090)     (49,736)      (210)
   Transfer on policy loans                               --               --           --         --
   Net interfund transfers                                16           (4,049)     (31,899)       273
                                                       -----         --------     --------      -----
Net increase (decrease) in assets from principal
  transactions                                            97            9,142      (29,529)       533
                                                       -----         --------     --------      -----
Total increase (decrease) in assets                      111           55,867      (20,052)       542

Assets, beginning of period                               --          508,201      528,253         --
                                                       -----         --------     --------      -----
Assets, end of period                                  $ 111         $564,068     $508,201      $ 542
                                                       =====         ========     ========      =====

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                                   ----------------------------------------
                                                         U.S. Global        U.S. Government
                                                        Leaders Growth        Securities
                                                        Trust Series 1      Trust Series 0
                                                   ------------------------ ---------------
                                                   Year Ended  Year Ended     Year Ended
                                                   Dec. 31/06 Dec. 31/05 ^^  Dec. 31/06 ++
                                                   ---------- ------------- ---------------
Income:
   Net investment income                            $   199      $   186             --
   Net realized gain (loss)                             485          187             75
   Change in unrealized appreciation
     (depreciation) during the period                 1,373          588          1,997
                                                    -------      -------       --------
Net increase (decrease) in assets from operations     2,057          961          2,072
                                                    -------      -------       --------
Changes from principal transactions:
   Transfer of net premiums                           4,046        1,995            752
   Transfer on terminations                          (2,495)        (862)           763
   Transfer on policy loans                          (2,358)      (2,731)            --
   Net interfund transfers                           17,355       10,687         96,774
                                                    -------      -------       --------
Net increase (decrease) in assets from principal
  transactions                                       16,548        9,089         98,289
                                                    -------      -------       --------
Total increase (decrease) in assets                  18,605       10,050        100,361

Assets, beginning of period                          10,050           --             --
                                                    -------      -------       --------
Assets, end of period                               $28,655      $10,050       $100,361
                                                    =======      =======       ========

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ---------------------------------------------------
                                                      U.S. Government      U.S. High      U.S. High
                                                        Securities         Yield Bond     Yield Bond
                                                      Trust Series 1     Trust Series 0 Trust Series 1
                                                   --------------------- -------------- --------------
                                                   Year Ended Year Ended   Year Ended     Year Ended
                                                   Dec. 31/06 Dec. 31/05 Dec. 31/06 ++  Dec. 31/06 ++
                                                   ---------- ---------- -------------- --------------
Income:
   Net investment income                            $ 26,622   $ 14,967           --            --
   Net realized gain (loss)                           (6,798)    (2,069)         228             4
   Change in unrealized appreciation
     (depreciation) during the period                  2,718     (6,057)       4,527           626
                                                    --------   --------     --------       -------
Net increase (decrease) in assets from operations     22,542      6,841        4,755           630
                                                    --------   --------     --------       -------
Changes from principal transactions:
   Transfer of net premiums                          106,267    115,235          181            --
   Transfer on terminations                          (59,000)   (24,855)         652          (209)
   Transfer on policy loans                          (13,863)        --           --            --
   Net interfund transfers                             9,694    (23,140)      96,619        15,259
                                                    --------   --------     --------       -------
Net increase (decrease) in assets from principal
  transactions                                        43,098     67,240       97,452        15,050
                                                    --------   --------     --------       -------
Total increase (decrease) in assets                   65,640     74,081      102,207        15,680

Assets, beginning of period                          480,306    406,225           --            --
                                                    --------   --------     --------       -------
Assets, end of period                               $545,946   $480,306     $102,207       $15,680
                                                    ========   ========     ========       =======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                                   ------------------------------------
                                                   U.S. Large Cap    U.S. Large Cap
                                                   Trust Series 0    Trust Series 1
                                                   -------------- ---------------------
                                                     Year Ended   Year Ended Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05
                                                   -------------- ---------- ----------
Income:
   Net investment income                                    --     $  1,781   $  1,114
   Net realized gain (loss)                                 --        9,944     18,271
   Change in unrealized appreciation
     (depreciation)during the period                      (301)      21,937     (2,602)
                                                      --------     --------   --------
Net increase (decrease) in assets from operations         (301)      33,662     16,783
                                                      --------     --------   --------
Changes from principal transactions:
   Transfer of net premiums                            172,652       50,658     56,399
   Transfer on terminations                               (110)     (24,461)   (33,910)
   Transfer on policy loans                                 --       (3,337)        30
   Net interfund transfers                              81,358        1,328    (16,324)
                                                      --------     --------   --------
Net increase (decrease) in assets from principal
  transactions                                         253,900       24,188      6,195
                                                      --------     --------   --------
Total increase (decrease) in assets                    253,599       57,850     22,978

Assets, beginning of period                                 --      298,078    275,100
                                                      --------     --------   --------
Assets, end of period                                 $253,599     $355,928   $298,078
                                                      ========     ========   ========

--------
++  Fund available in prior year but no activity.

See accompanying notes.

                                                                       Sub-Account
                                                   ---------------------------------------------------
                                                     Utilities          Utilities           Value
                                                   Trust Series 0    Trust Series 1     Trust Series 0
                                                   -------------- --------------------- --------------
                                                     Year Ended   Year Ended Year Ended   Year Ended
                                                   Dec. 31/06 ++  Dec. 31/06 Dec. 31/05 Dec. 31/06 ++
                                                   -------------- ---------- ---------- --------------
Income:
   Net investment income                              $ 1,143      $11,283    $ 2,333           --
   Net realized gain (loss)                              (993)       1,274        385          289
   Change in unrealized appreciation
     (depreciation)during the period                    3,520        8,580      2,730          357
                                                      -------      -------    -------       ------
Net increase (decrease) in assets from operations       3,670       21,137      5,448          646
                                                      -------      -------    -------       ------
Changes from principal transactions:
   Transfer of net premiums                            17,262        7,417      3,384        2,740
   Transfer on terminations                            (1,080)      (3,317)    (2,052)        (525)
   Transfer on policy loans                                --           --         --           --
   Net interfund transfers                             24,837       28,606     21,300          280
                                                      -------      -------    -------       ------
   Net increase (decrease) in assets from
     principal transactions                            41,019       32,706     22,632        2,495
                                                      -------      -------    -------       ------
   Total increase (decrease) in assets                 44,689       53,843     28,080        3,141

Assets, beginning of period                                --       40,963     12,883           --
                                                      -------      -------    -------       ------
Assets, end of period                                 $44,689      $94,806    $40,963       $3,141
                                                      =======      =======    =======       ======

      John Hancock Life Insurance Company of New York Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                     Sub-Account
                                                   -----------------------------------------------
                                                   Value Trust Series 1            Total
                                                   --------------------- -------------------------
                                                   Year Ended Year Ended  Year Ended    Year Ended
                                                   Dec. 31/06 Dec. 31/05  Dec. 31/06    Dec. 31/05
                                                   ---------- ---------- -----------  ------------
Income:
   Net investment income                            $ 42,919   $  1,459  $ 1,601,755  $   597,188
   Net realized gain (loss)                           19,080     15,035      470,157      414,690
   Change in unrealized appreciation
     (depreciation) during the period                 (4,627)    13,070      489,871       34,664
                                                    --------   --------  -----------  -----------
Net increase (decrease) in assets from operations     57,372     29,564    2,561,783    1,046,542
                                                    --------   --------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                           54,472     36,374   11,598,120    4,571,023
   Transfer on terminations                          (16,008)   (26,534)  (2,431,351)  (1,417,807)
   Transfer on policy loans                          (15,505)       204     (118,315)      (9,962)
   Net interfund transfers                           (14,915)   (18,315)         747      (16,648)
                                                    --------   --------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                         8,044     (8,271)   9,049,201    3,126,606
                                                    --------   --------  -----------  -----------
Total increase (decrease) in assets                   65,416     21,293   11,610,984    4,173,148

Assets, beginning of period                          261,861    240,568   19,839,328   15,666,180
                                                    --------   --------  -----------  -----------
Assets, end of period                               $327,277   $261,861  $31,450,312  $19,839,328
                                                    ========   ========  ===========  ===========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Life Insurance Company of New York Separate Account B (the "Account") is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-one active investment sub-accounts that invest in shares of a particular John Hancock Trust (the "Trust") portfolio and one sub-account that invests in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0, represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series I shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust's Portfolio. Series I and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

      John Hancock Life Insurance Company of New York Separate Account B

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

         Previous Name                       New Name               Effective Date
         -------------                       --------               --------------
Growth & Income Trust            U.S. Core Trust                      May 1, 2006
Growth & Income II Trust         Growth & Income Trust                May 1, 2006
International Equity Index Fund  International Equity Index Trust A   May 2, 2005
International Stock Trust        International Core Trust             May 1, 2006
Lifestyle Aggressive 1000 Trust  Lifestyle Aggressive Trust           May 1, 2006
Lifestyle Balanced 640 Trust     Lifestyle Balanced Trust             May 1, 2006
Lifestyle Conservative 280 Trust Lifestyle Conservative Trust         May 1, 2006
Lifestyle Growth 820 Trust       Lifestyle Growth Trust               May 1, 2006
Lifestyle Moderate 460 Trust     Lifestyle Moderate Trust             May 1, 2006

Effective May 1, 2006 the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account fund as follows:

                Terminated                     Funds Transferred To
                ----------                     --------------------
          Large Cap Growth Trust            Capital Appreciation Trust

Effective December 4, 2006 the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                Terminated                     Funds Transferred To
                ----------                     --------------------
            Mid Cap Core Trust                 Mid Cap Index Trust
          Strategic Value Trust               Large Cap Value Trust

Effective May 2, 2005 the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                Terminated                     Funds Transferred To
                ----------                     --------------------
         Aggressive Growth Trust               Mid Cap Stock Trust
          Diversified Bond Trust                Active Bond Trust
            Equity Index Trust                  500 Index Trust B
              Overseas Trust                International Value Trust
        Small Company Blend Trust         Small Cap Opportunities Trust
          Strategic Growth Trust         U.S. Global Leaders Growth Trust

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income

      John Hancock Life Insurance Company of New York Separate Account B from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

      John Hancock Life Insurance Company of New York Separate Account B

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                          Purchases  Sales
                                                          --------- --------
Sub-Accounts:
   500 Index Trust B Series 0                             $178,878  $ 25,356
   500 Index Trust Series 1                                279,553   169,497
   Active Bond Trust Series 0                                  216        64
   Active Bond Trust Series 1                               57,207    30,063
   All Asset Portfolio Series 1                             20,361       736
   All Cap Core Trust Series 1                              10,979    42,324
   All Cap Growth Trust Series 0                               171        61
   All Cap Growth Trust Series 1                            21,860     6,742
   All Cap Value Trust Series 0                             10,084       233
   All Cap Value Trust Series 1                             37,704     3,906
   American Blue Chip Income and Growth Trust Series 1      72,665    28,391
   American Bond Trust Series 1                              2,438       170
   American Growth Trust Series 1                          215,406    55,309
   American Growth-Income Trust Series 1                   469,813    53,154
   American International Trust Series 1                   164,890   114,993
   Blue Chip Growth Trust Series 0                          16,259     5,026
   Blue Chip Growth Trust Series 1                         127,822    71,772
   Bond Index Trust B Series 0                                   7        --
   Capital Appreciation Trust Series 0                       1,899       368
   Capital Appreciation Trust Series 1                     221,025    23,088
   Classic Value Trust Series 0                             19,494     2,766
   Classic Value Trust Series 1                              1,526        22
   Core Bond Trust Series 1                                 15,259       209
   Core Equity Trust Series 0                                  215        64
   Dynamic Growth Trust Series 1                             4,821    18,830
   Emerging Growth Trust Series 0                          119,914       698
   Emerging Growth Trust Series 1                           31,186     2,207
   Emerging Small Company Trust Series 0                       942       204
   Emerging Small Company Trust Series 1                    10,941    11,765
   Equity-Income Trust Series 0                             11,132     1,186
   Equity-Income Trust Series 1                            157,941    96,259
   Financial Services Trust Series 0                         1,054       241
   Financial Services Trust Series 1                        16,300     8,351
   Fundamental Value Trust Series 0                          1,634       703
   Fundamental Value Trust Series 1                         91,543   135,059
   Global Allocation Trust Series 0                            269        75
   Global Allocation Trust Series 1                         22,813    21,611
   Global Bond Trust Series 0                              114,568       541
   Global Bond Trust series 1                               71,267    29,868

      John Hancock Life Insurance Company of New York Separate Account B

                                                          Purchases   Sales
                                                          ---------- --------
Sub-Accounts:
   Global Trust Series 0                                  $   52,269 $ 17,533
   Global Trust Series 1                                      49,530   19,692
   Growth & Income Trust Series 0                              6,416      307
   Health Sciences Trust Series 0                             18,798      286
   Health Sciences Trust Series 1                             62,833    8,111
   High Yield Trust Series 0                                 137,681       95
   High Yield Trust Series 1                                  33,272   26,616
   Income & Value Trust Series 1                              34,903   14,257
   International Core Trust Series 0                             236       19
   International Core Trust Series 1                          45,599    7,052
   International Equity Index Trust A Series 1                21,737   10,784
   International Equity Index Trust B Series 0                92,126   67,021
   International Opportunities Trust Series 0                112,067      316
   International Opportunities Trust Series 1                 20,295    2,200
   International Small Cap Trust Series 0                     17,345      490
   International Small Cap Trust Series 1                     22,617   18,026
   International Value Trust Series 0                         50,032   15,278
   International Value Trust Series 1                        144,000   34,546
   Investment Quality Bond Trust Series 0                     96,617   86,452
   Investment Quality Bond Trust Series 1                     95,198   51,384
   Large Cap Growth Trust Series 0                                59       60
   Large Cap Growth Trust Series 1                            17,628  206,539
   Large Cap Trust Series 0                                       40       32
   Large Cap Trust Series 1                                   15,061      382
   Large Cap Value Trust Series 0                            257,444   16,247
   Large Cap Value Trust Series 1                            165,500   14,144
   Lifestyle Aggressive Trust Series 0                       196,578   17,595
   Lifestyle Aggressive Trust Series 1                       151,768    7,372
   Lifestyle Balanced Trust Series 0                       1,767,919   72,545
   Lifestyle Balanced Trust Series 1                         670,028  113,525
   Lifestyle Conservative Trust Series 0                      57,341      979
   Lifestyle Conservative Trust Series 1                     146,987  122,056
   Lifestyle Growth Trust Series 0                         2,707,510  133,990
   Lifestyle Growth Trust Series 1                           708,087   24,020
   Lifestyle Moderate Trust Series 0                         106,543    3,583
   Lifestyle Moderate Trust Series 1                          75,894   17,084
   Managed Trust Series 0                                        357      103
   Mid Cap Core Trust Series 0                                   725      646
   Mid Cap Core Trust Series 1                                 3,862   11,485
   Mid Cap Index Trust Series 0                              372,637   43,497
   Mid Cap Index Trust Series 1                               29,520   42,342
   Mid Cap Stock Trust Series 0                               76,308   22,889
   Mid Cap Stock Trust Series 1                               63,347   53,653
   Mid Cap Value Trust Series 0                               18,543      196
   Mid Cap Value Trust Series 1                               97,282   29,265

      John Hancock Life Insurance Company of New York Separate Account B

                                                          Purchases    Sales
                                                          ---------- ----------
Sub-Accounts:
   Mid Value Trust Series 0                               $    3,675 $      541
   Money Market Trust B Series 0                           9,145,403  8,308,771
   Money Market Trust Series 1                             1,027,128  2,392,280
   Natural Resources Trust Series 0                           47,439     17,421
   Natural Resources Trust Series 1                          141,050     78,803
   Overseas Equity Trust Series 0                              5,964         13
   Pacific Rim Trust Series 0                                 28,849     22,112
   Pacific Rim Trust Series 1                                 96,851      7,046
   Quantitative All Cap Trust Series 1                        14,633      2,221
   Quantitative Mid Cap Trust Series 1                        52,038      3,040
   Quantitative Value Trust Series 0                           5,242         --
   Real Estate Securities Trust Series 0                     247,288     78,845
   Real Estate Securities Trust Series 1                     111,747     38,070
   Real Return Bond Trust Series 0                            58,971         --
   Real Return Bond Trust Series 1                             4,132        620
   Science & Technology Trust Series 0                       112,052        383
   Science & Technology Trust Series 1                       157,585     72,266
   Short-Term Bond Trust Series 0                              3,643          3
   Small Cap Growth Trust Series 0                               971        223
   Small Cap Index Trust Series 0                            176,328     45,029
   Small Cap Index Trust Series 1                             40,158     41,402
   Small Cap Opportunities Trust Series 0                    114,158        192
   Small Cap Opportunities Trust Series 1                     23,103      5,976
   Small Cap Trust Series 0                                    3,269        165
   Small Cap Trust Series 1                                    7,603        234
   Small Cap Value Trust Series 0                             30,651         53
   Small Company Trust Series 1                               18,102        738
   Small Company Value Trust Series 0                         48,580     22,851
   Small Company Value Trust Series 1                        136,477     89,942
   Special Value Trust Series 0                                  122         32
   Special Value Trust Series 1                                4,815      4,383
   Strategic Bond Trust Series 0                               2,608        196
   Strategic Bond Trust Series 1                              76,548     79,240
   Strategic Income Trust Series 0                               128         15
   Strategic Income Trust Series 1                            27,184      1,075
   Strategic Opportunities Trust Series 1                     30,486     48,223
   Strategic Value Trust Series 0                                 34         29
   Strategic Value Trust Series 1                             16,021     35,022
   Total Return Trust Series 0                               111,643        119
   Total Return Trust Series 1                               115,132     48,974
   Total Stock Market Index Trust Series 0                   109,997    108,607
   Total Stock Market Index Trust Series 1                    22,313     94,145
   U.S. Core Trust Series 0                                      195         97
   U.S. Core Trust Series 1                                  125,258     48,483
   U.S. Global Leaders Growth Trust Series 0                     643        110

      John Hancock Life Insurance Company of New York Separate Account B

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-Accounts:
   U.S. Global Leaders Growth Trust Series 1            $    33,470 $    16,723
   U.S. Government Securities Trust Series 0                195,999      97,711
   U.S. Government Securities Trust Series 1                183,637     113,916
   U.S. High Yield Bond Trust Series 0                      195,077      97,626
   U.S. High Yield Bond Trust Series 1                       15,259         210
   U.S. Large Cap Trust Series 0                            254,082         183
   U.S. Large Cap Trust Series 1                             57,933      31,966
   Utilities Trust Series 0                                  57,606      15,444
   Utilities Trust Series 1                                  47,611       3,622
   Value Trust Series 0                                      24,460      21,965
   Value Trust Series 1                                      97,925      46,962
                                                        ----------- -----------
                                                        $25,091,871 $14,440,924
                                                        =========== ===========

5. Transactions with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

6. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                  ------------------------------
                                    500 Index Trust B Series 0
                                  ------------------------------
                                     Year Ended     Year Ended
                                     Dec. 31/06    Dec. 31/05 ^^
                                  ---------------  -------------
Units, beginning of period                  1,378         --
Units issued                                7,702      1,443
Units redeemed                             (1,142)       (65)
                                  ---------------     ------
Units, end of period                        7,938      1,378
                                  ===============     ======
Unit value, end of period $        15.76 to 25.20      13.63
Assets, end of period $                   185,449     18,787
Investment income ratio*                     0.26%      0.00%
Total return, lowest to highest** 13.10% to 15.56%      9.07%
--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                       Sub-Account
                                  ------------------------------------------------------
                                                 500 Index Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          62,342     60,823     34,393     17,368      6,896
Units issued                        22,234     11,060     32,006     21,523     14,266
Units redeemed                     (14,056)    (9,541)    (5,576)    (4,498)    (3,794)
                                   -------    -------    -------    -------    -------
Units, end of period                70,520     62,342     60,823     34,393     17,368
                                   =======    =======    =======    =======    =======
Unit value, end of period $          13.02      11.30      10.83       9.82       7.67
Assets, end of period $            918,027    704,129    658,730    337,825    133,278
Investment income ratio*              0.86%      1.50%      0.84%      0.71%      0.00%
Total return, lowest to highest**    15.27%      4.29%     10.26%     28.00%    (22.53)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                   Sub-Account
                                  --------------
                                   Active Bond
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                   --
Units issued                                  5
Units redeemed                               (2)
                                  -------------
Units, end of period                          3
                                  =============
Unit value, end of period $               43.05
Assets, end of period $                     155
Investment income ratio*                   0.20%
Total return, lowest to highest** 4.54% to 5.10%
--------
++  Fund available in prior year but no activity.

                                        Sub-Account
                                  --------------------------
                                  Active Bond Trust Series 1
                                  --------------------------
                                  Year Ended   Year Ended
                                  Dec. 31/06  Dec. 31/05 ^^
                                  ----------- --------------
Units, beginning of period          25,013            --
Units issued                         3,756        27,106
Units redeemed                      (2,315)       (2,093)
                                   -------       -------
Units, end of period                26,454        25,013
                                   =======       =======
Unit value, end of period $          13.26         12.70
Assets, end of period $            350,777       317,641
Investment income ratio*              2.70%         0.00%
Total return, lowest to highest**     4.42%         1.59%
--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                      Sub-Account
                                  -------------------
                                  All Asset Portfolio
                                       Series 1
                                  -------------------
                                      Year Ended
                                     Dec. 31/06 ++
                                  -------------------
Units, beginning of period                  --
Units issued                             1,300
Units redeemed                             (49)
                                        ------
Units, end of period                     1,251
                                        ======
Unit value, end of period $              15.48
Assets, end of period $                 19,361
Investment income ratio*                  5.67%
Total return, lowest to highest**         4.36%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                               All Cap Core Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          15,363     15,972     22,110     18,944     41,935
Units issued                           983      1,909      3,535      6,116      5,791
Units redeemed                      (4,168)    (2,518)    (9,673)    (2,950)   (28,782)
                                   -------    -------    -------    -------    -------
Units, end of period                12,178     15,363     15,972     22,110     18,944
                                   =======    =======    =======    =======    =======
Unit value, end of period $          10.98       9.56       8.77       7.54       5.73
Assets, end of period $            133,649    146,942    140,054    166,666    108,556
Investment income ratio*              0.65%      0.75%      0.39%      0.00%      0.00%
Total return, lowest to highest**    14.75%      9.08%     16.32%     31.55%    (25.23)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                      Sub-Account
                                  --------------------
                                  All Cap Growth Trust
                                        Series 0
                                  --------------------
                                       Year Ended
                                     Dec. 31/06 ++
                                  --------------------
Units, beginning of period                      --
Units issued                                    14
Units redeemed                                  (5)
                                     -------------
Units, end of period                             9
                                     =============
Unit value, end of period $                  12.42
Assets, end of period $                        116
Investment income ratio*                      0.00%
Total return, lowest to highest**    5.38% to 6.63%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                              All Cap Growth Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           6,624      8,720     11,094      9,404     10,175
Units issued                         1,860      1,838      2,545      2,997      4,968
Units redeemed                        (594)    (3,934)    (4,919)    (1,307)    (5,739)
                                    ------     ------     ------    -------     ------
Units, end of period                 7,890      6,624      8,720     11,094      9,404
                                    ======     ======     ======    =======     ======
Unit value, end of period $          11.85      11.12      10.20       9.58       7.41
Assets, end of period $             93,513     73,666     88,974    106,273     69,701
Investment income ratio*              0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**     6.57%      8.99%      6.52%     29.24%    (24.41)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                      Sub-Account
                                  -------------------
                                  All Cap Value Trust
                                       Series 0
                                  -------------------
                                      Year Ended
                                     Dec. 31/06 ++
                                  -------------------
Units, beginning of period                      --
Units issued                                   806
Units redeemed                                 (18)
                                    --------------
Units, end of period                           788
                                    ==============
Unit value, end of period $                  12.64
Assets, end of period $                      9,953
Investment income ratio*                      0.00%
Total return, lowest to highest**   6.65% to 13.82%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                               All Cap Value Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           8,538      7,732     22,808     24,771     11,356
Units issued                           394      1,030        256        418     18,634
Units redeemed                        (235)      (224)   (15,332)    (2,381)    (5,219)
                                   -------    -------    -------    -------    -------
Units, end of period                 8,697      8,538      7,732     22,808     24,771
                                   =======    =======    =======    =======    =======
Unit value, end of period $          17.55      15.44      14.60      12.59       9.10
Assets, end of period $            152,657    131,790    112,900    287,241    225,471
Investment income ratio*              0.93%      0.53%      0.36%      0.08%      0.00%
Total return, lowest to highest**    13.71%      5.71%     15.96%     38.36%    (27.83)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                 Sub-Account
                                  -----------------------------------------
                                    American Blue Chip Income and Growth
                                               Trust Series 1
                                  -----------------------------------------
                                     Year Ended    Year Ended  Year Ended
                                     Dec. 31/06    Dec. 31/05 Dec. 31/04 ++
                                  ---------------  ---------- -------------
Units, beginning of period                    904       426          --
Units issued                                5,756       698         439
Units redeemed                             (2,328)     (220)        (13)
                                  ---------------    ------       -----
Units, end of period                        4,332       904         426
                                  ===============    ======       =====
Unit value, end of period $        12.99 to 19.40     16.58       15.53
Assets, end of period $                    65,286    14,986       6,621
Investment income ratio*                     0.29%     0.20%       0.00%
Total return, lowest to highest** 13.18% to 16.99%     6.76%       9.32%
--------
++  Fund available in prior year but no activity.

                                      Sub-Account
                                  -------------------
                                  American Bond Trust
                                       Series 1
                                  -------------------
                                      Year Ended
                                     Dec. 31/06 ++
                                  -------------------
Units, beginning of period                      --
Units issued                                   228
Units redeemed                                 (16)
                                    --------------
Units, end of period                           212
                                    ==============
Unit value, end of period $         10.78 to 13.47
Assets, end of period $                      2,284
Investment income ratio*                      0.00%
Total return, lowest to highest**    5.39% to 6.57%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                  --------------------------------------------------
                                            American Growth Trust Series 1
                                  --------------------------------------------------
                                    Year Ended    Year Ended Year Ended  Year Ended
                                    Dec. 31/06    Dec. 31/05 Dec. 31/04 Dec. 31/03 +
                                  --------------  ---------- ---------- ------------
Units, beginning of period                 7,376       876        356         --
Units issued                              14,117     6,844        629        372
Units redeemed                            (3,741)     (344)      (109)       (16)
                                  --------------   -------     ------      -----
Units, end of period                      17,752     7,376        876        356
                                  ==============   =======     ======      =====
Unit value, end of period $       13.15 to 19.79     18.02      15.57      13.89
Assets, end of period $                  315,611   132,931     13,637      4,942
Investment income ratio*                    0.25%     0.00%      0.00%      0.00%
Total return, lowest to highest**  8.22% to 9.80%    15.79%     12.10%     11.09%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                      Sub-Account
                                  ---------------------------------------------------
                                         American Growth-Income Trust Series 1
                                  ---------------------------------------------------
                                     Year Ended     Year Ended Year Ended  Year Ended
                                     Dec. 31/06     Dec. 31/05 Dec. 31/04 Dec. 31/03 +
                                  ----------------  ---------- ---------- ------------
Units, beginning of period                  26,256    14,681        469         --
Units issued                                31,289    16,824     14,683        490
Units redeemed                              (3,827)   (5,249)      (471)       (21)
                                  ----------------   -------    -------      -----
Units, end of period                        53,718    26,256     14,681        469
                                  ================   =======    =======      =====
Unit value, end of period $         12.61 to 18.83     16.40      15.56      14.15
Assets, end of period $                    935,931   430,661    228,373      6,640
Investment income ratio*                      1.12%     0.52%      0.47%      0.00%
Total return, lowest to highest** 11.61 % to 14.80%     5.44%      9.96%     13.18%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                      Sub-Account
                                  ---------------------------------------------------
                                         American International Trust Series 1
                                  ---------------------------------------------------
                                     Year Ended    Year Ended Year Ended  Year Ended
                                     Dec. 31/06    Dec. 31/05 Dec. 31/04 Dec. 31/03 +
                                  ---------------  ---------- ---------- ------------
Units, beginning of period                  7,600     1,042        169         --
Units issued                                9,241     6,830        934        181
Units redeemed                             (5,440)     (272)       (61)       (12)
                                  ---------------   -------     ------      -----
Units, end of period                       11,401     7,600      1,042        169
                                  ===============   =======     ======      =====
Unit value, end of period $        14.72 to 25.91     21.86      18.05      15.19
Assets, end of period $                   247,724   166,111     18,804      2,559
Investment income ratio*                     0.86%     0.27%      0.18%      0.00%
Total return, lowest to highest** 10.32% to 18.54%    21.07%     18.88%     21.48%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                    Sub-Account
                                  ----------------
                                  Blue Chip Growth
                                   Trust Series 0
                                  ----------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ----------------
Units, beginning of period                     --
Units issued                                  281
Units redeemed                                (88)
                                   --------------
Units, end of period                          193
                                   ==============
Unit value, end of period $                 61.21
Assets, end of period $                    11,843
Investment income ratio*                     0.04%
Total return, lowest to highest**  9.59% to 10.44%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                             Blue Chip Growth Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          54,238     55,058     44,396     30,144     16,940
Units issued                        11,264      9,424     13,515     19,258     21,518
Units redeemed                      (6,456)   (10,244)    (2,853)    (5,006)    (8,314)
                                   -------    -------    -------    -------    -------
Units, end of period                59,046     54,238     55,058     44,396     30,144
                                   =======    =======    =======    =======    =======
Unit value, end of period $          11.98      10.93      10.35       9.49       7.35
Assets, end of period $            707,195    592,796    569,861    421,441    221,532
Investment income ratio*              0.19%      0.40%      0.11%      0.04%      0.00%
Total return, lowest to highest**     9.58%      5.60%      9.03%     29.16%    (24.26)%

                                    Sub-Account
                                  ----------------
                                     Bond Index
                                  Trust B Series 0
                                  ----------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ----------------
Units, beginning of period                    --
Units issued                                  --
Units redeemed                                --
                                   -------------
Units, end of period                          --
                                   =============
Unit value, end of period $                15.89
Assets, end of period $                        7
Investment income ratio*                    0.00%
Total return, lowest to highest**  4.07% to 4.95%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                   Sub-Account
                                  --------------
                                     Capital
                                   Appreciation
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                   --
Units issued                                163
Units redeemed                              (32)
                                  -------------
Units, end of period                        131
                                  =============
Unit value, end of period $               12.43
Assets, end of period $                   1,636
Investment income ratio*                   0.00%
Total return, lowest to highest** 2.38% to 7.46%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                           Capital Appreciation Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           1,128      1,150        602       325          --
Units issued                        17,599        199        595       333         352
Units redeemed                      (1,951)      (221)       (47)      (56)        (27)
                                   -------     ------     ------     -----      ------
Units, end of period                16,776      1,128      1,150       602         325
                                   =======     ======     ======     =====      ======
Unit value, end of period $          12.71      12.43      10.90      9.97        7.70
Assets, end of period $            213,159     14,011     12,533     6,007       2,502
Investment income ratio*              0.00%      0.00%      0.00%     0.00%       0.00%
Total return, lowest to highest**     2.26%     13.99%      9.33%    29.47%     (30.61)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                    Sub-Account
                                  ---------------
                                   Classic Value
                                   Trust Series 0
                                  ---------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                     --
Units issued                                1,479
Units redeemed                               (215)
                                  ---------------
Units, end of period                        1,264
                                  ===============
Unit value, end of period $                 13.09
Assets, end of period $                    16,538
Investment income ratio*                     8.62%
Total return, lowest to highest** 13.46% to 16.14%
--------
++  Fund available in prior year but no activity.

                                        Sub-Account
                                  ----------------------------
                                  Classic Value Trust Series 1
                                  ----------------------------
                                  Year Ended    Year Ended
                                  Dec. 31/06   Dec. 31/05 ^^
                                  ------------ ---------------
Units, beginning of period             23             --
Units issued                           87             23
Units redeemed                         (1)            --
                                    -----          -----
Units, end of period                  109             23
                                    =====          =====
Unit value, end of period $         17.67          15.22
Assets, end of period $             1,923            349
Investment income ratio*             2.20%          1.20%
Total return, lowest to highest**   16.04%          9.42%
--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                   Sub-Account
                                  --------------
                                    Core Bond
                                  Trust Series 1
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                --
Units issued                           1,187
Units redeemed                           (16)
                                      ------
Units, end of period                   1,171
                                      ======
Unit value, end of period $            13.11
Assets, end of period $               15,356
Investment income ratio*                0.00%
Total return, lowest to highest**       3.79%
--------
++  Fund available in prior year but no activity.

                                   Sub-Account
                                  --------------
                                   Core Equity
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                    --
Units issued                                  19
Units redeemed                                (6)
                                  --------------
Units, end of period                          13
                                  ==============
Unit value, end of period $                12.31
Assets, end of period $                      166
Investment income ratio*                    0.00%
Total return, lowest to highest** 6.73% to 12.62%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                              Dynamic Growth Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          10,609     15,366     56,383     11,187      7,054
Units issued                           835      1,666      4,592     48,352      5,737
Units redeemed                      (3,354)    (6,423)   (45,609)    (3,156)    (1,604)
                                    ------     ------    -------    -------     ------
Units, end of period                 8,090     10,609     15,366     56,383     11,187
                                    ======     ======    =======    =======     ======
Unit value, end of period $           6.05       5.45       4.85       4.41       3.42
Assets, end of period $             48,900     57,773     74,472    248,532     38,219
Investment income ratio*              0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**    11.02%     12.40%     10.01%     29.04%    (28.36)%

                                    Sub-Account
                                  ---------------
                                  Emerging Growth
                                  Trust Series 0
                                  ---------------
                                    Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                    --
Units issued                               9,038
Units redeemed                               (55)
                                  --------------
Units, end of period                       8,983
                                  ==============
Unit value, end of period $                13.34
Assets, end of period $                  119,843
Investment income ratio*                    0.00%
Total return, lowest to highest** 2.01% to 11.59%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                    Sub-Account
                                  -----------------------------------------------
                                          Emerging Growth Trust Series 1
                                  -----------------------------------------------
                                  Year Ended Year Ended Year Ended   Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^^
                                  ---------- ---------- ---------- --------------
Units, beginning of period             270       192         31           --
Units issued                         1,240        97        174           31
Units redeemed                        (107)      (19)       (13)          --
                                    ------     -----      -----        -----
Units, end of period                 1,403       270        192           31
                                    ======     =====      =====        =====
Unit value, end of period $          21.00     18.82      17.48        16.35
Assets, end of period $             29,477     5,087      3,358          507
Investment income ratio*              0.00%     0.00%      0.00%        0.00%
Total return, lowest to highest**    11.59%     7.65%      6.90%       30.84%

--------
^^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                       Sub-Account
                                  ----------------------
                                  Emerging Small Company
                                      Trust Series 0
                                  ----------------------
                                        Year Ended
                                      Dec. 31/06 ++
                                  ----------------------
Units, beginning of period                        --
Units issued                                      82
Units redeemed                                  (18)
                                     ---------------
Units, end of period                              64
                                     ===============
Unit value, end of period $                    11.87
Assets, end of period $                          764
Investment income ratio*                        0.00%
Total return, lowest to highest**    (1.27)% to 2.44%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                          Emerging Small Company Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           3,818      3,347      5,076      4,723      8,455
Units issued                           533      1,469      1,042      1,128        958
Units redeemed                        (769)      (998)    (2,771)      (775)    (4,690)
                                    ------     ------     ------     ------     ------
Units, end of period                 3,582      3,818      3,347      5,076      4,723
                                    ======     ======     ======     ======     ======
Unit value, end of period $          15.38      15.01      14.29      12.82       9.17
Assets, end of period $             55,094     57,331     47,846     65,061     43,321
Investment income ratio*              0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**     2.41%      5.05%     11.51%     39.73%    (29.20)%

                                    Sub-Account
                                  ---------------
                                   Equity-Income
                                   Trust Series 0
                                  ---------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                     --
Units issued                                  405
Units redeemed                                (42)
                                  ---------------
Units, end of period                          363
                                  ===============
Unit value, end of period $                 29.30
Assets, end of period $                    10,628
Investment income ratio*                     0.00%
Total return, lowest to highest** 14.00% to 19.05%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                               Equity-Income Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          25,710     30,571     23,364     23,882      7,078
Units issued                         7,808      7,052     16,065     22,005     26,518
Units redeemed                      (5,948)   (11,913)    (8,858)   (22,523)    (9,714)
                                   -------    -------    -------    -------    -------
Units, end of period                27,570     25,710     30,571     23,364     23,882
                                   =======    =======    =======    =======    =======
Unit value, end of period $          17.81      14.96      14.40      12.54       9.99
Assets, end of period $            491,041    384,717    440,193    293,022    238,524
Investment income ratio*              1.48%      1.21%      1.14%      1.39%      1.40%
Total return, lowest to highest**    19.02%      3.92%     14.81%     25.58%    (13.28)%

                                     Sub-Account
                                  ------------------
                                  Financial Services
                                    Trust Series 0
                                  ------------------
                                      Year Ended
                                    Dec. 31/06 ++
                                  ------------------
Units, beginning of period                      --
Units issued                                    49
Units redeemed                                 (11)
                                   ---------------
Units, end of period                            38
                                   ===============
Unit value, end of period $                  22.83
Assets, end of period $                        860
Investment income ratio*                      0.00%
Total return, lowest to highest**  19.86% to 23.16%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                            Financial Services Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           6,809      6,538      4,277        632        264
Units issued                           919        590      2,661      3,851        455
Units redeemed                        (499)      (319)      (400)      (206)       (87)
                                   -------    -------     ------     ------     ------
Units, end of period                 7,229      6,809      6,538      4,277        632
                                   =======    =======     ======     ======     ======
Unit value, end of period $          19.04      15.46      14.09      12.76       9.55
Assets, end of period $            137,620    105,283     92,098     54,574      6,038
Investment income ratio*              0.35%      0.37%      0.37%      0.05%      0.00%
Total return, lowest to highest**    23.11%      9.78%     10.38%     33.58%    (17.88)%

                                     Sub-Account
                                  -----------------
                                  Fundamental Value
                                   Trust Series 0
                                  -----------------
                                     Year Ended
                                    Dec. 31/06 ++
                                  -----------------
Units, beginning of period                      --
Units issued                                   136
Units redeemed                                 (59)
                                   ---------------
Units, end of period                            77
                                   ===============
Unit value, end of period $                  12.68
Assets, end of period $                        975
Investment income ratio*                      0.00%
Total return, lowest to highest**  12.76% to 14.55%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                             Fundamental Value Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          20,132     11,529      8,641      4,281        383
Units issued                         4,722     11,202      4,284      6,091      4,334
Units redeemed                      (8,306)    (2,599)    (1,396)    (1,731)      (436)
                                   -------    -------    -------    -------     ------
Units, end of period                16,548     20,132     11,529      8,641      4,281
                                   =======    =======    =======    =======     ======
Unit value, end of period $          17.78      15.53      14.27      12.76       9.83
Assets, end of period $            294,245    312,615    164,493    110,274     42,078
Investment income ratio*              0.86%      0.32%      0.47%      0.19%      0.04%
Total return, lowest to highest**    14.51%      8.85%     11.80%     29.83%    (16.20)%

                                     Sub-Account
                                  -----------------
                                  Global Allocation
                                   Trust Series 0
                                  -----------------
                                     Year Ended
                                    Dec. 31/06 ++
                                  -----------------
Units, beginning of period                     --
Units issued                                   23
Units redeemed                                 (7)
                                   --------------
Units, end of period                           16
                                   ==============
Unit value, end of period $                 12.31
Assets, end of period $                       204
Investment income ratio*                     0.46%
Total return, lowest to highest**  9.71% to 13.58%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                         Sub-Account
                                  ---------------------------------------------------------
                                              Global Allocation Trust Series 1
                                  ---------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended  Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                  ---------- ---------- ---------- ---------- -------------
Units, beginning of period           3,597      3,470      2,732        848          --
Units issued                         1,742        452        928      1,997         918
Units redeemed                      (1,731)      (325)      (190)      (113)        (70)
                                    ------     ------     ------     ------      ------
Units, end of period                 3,608      3,597      3,470      2,732         848
                                    ======     ======     ======     ======      ======
Unit value, end of period $          13.83      12.18      11.47      10.18        8.05
Assets, end of period $             49,883     43,823     39,805     27,793       6,825
Investment income ratio*              0.84%      0.93%      0.98%      0.22%       0.00%
Total return, lowest to highest**    13.50%      6.20%     12.73%     26.43%     (23.21)%

--------
++  Fund available in prior year but no activity.

                                   Sub-Account
                                  --------------
                                   Global Bond
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                   --
Units issued                              5,572
Units redeemed                              (27)
                                  -------------
Units, end of period                      5,545
                                  =============
Unit value, end of period $               20.41
Assets, end of period $                 113,181
Investment income ratio*                   0.00%
Total return, lowest to highest** 1.63% to 5.27%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                                Global Bond Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          16,616     10,497      2,551        308        24
Units issued                         4,861      6,724      8,329      3,520       318
Units redeemed                      (2,116)      (605)      (383)    (1,277)      (34)
                                   -------    -------    -------     ------     -----
Units, end of period                19,361     16,616     10,497      2,551       308
                                   =======    =======    =======     ======     =====
Unit value, end of period $          14.32      13.60      14.56      13.21     11.44
Assets, end of period $            277,265    226,054    152,809     33,688     3,526
Investment income ratio*              0.00%      4.02%      1.92%      1.86%     0.00%
Total return, lowest to highest**     5.26%     (6.54)%    10.24%     15.40%    20.12%

                                    Sub-Account
                                  ---------------
                                       Global
                                   Trust Series 0
                                  ---------------
                                     Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                     --
Units issued                                4,115
Units redeemed                             (1,410)
                                  ---------------
Units, end of period                        2,705
                                  ===============
Unit value, end of period $                 13.57
Assets, end of period $                    36,705
Investment income ratio*                     0.00%
Total return, lowest to highest** 12.88% to 20.42%
--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                       Sub-Account
                                  ------------------------------------------------------
                                                  Global Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          13,660     10,170      7,868      6,705     12,768
Units issued                         3,448      4,290      2,852     13,942      2,163
Units redeemed                      (1,475)      (800)      (550)   (12,779)    (8,226)
                                   -------    -------    -------    -------     ------
Units, end of period                15,633     13,660     10,170      7,868      6,705
                                   =======    =======    =======    =======     ======
Unit value, end of period $          14.91      12.39      11.19       9.75       7.65
Assets, end of period $            233,132    169,295    113,832     76,744     51,310
Investment income ratio*              1.20%      1.17%      1.62%      0.48%      1.44%
Total return, lowest to highest**    20.32%     10.72%     14.75%     27.46%    (19.11)%

                                    Sub-Account
                                  ---------------
                                  Growth & Income
                                  Trust Series 0
                                  ---------------
                                    Year Ended
                                  Dec. 31/06 ++~
                                  ---------------
Units, beginning of period                     --
Units issued                                   82
Units redeemed                                 (4)
                                  ---------------
Units, end of period                           78
                                  ===============
Unit value, end of period $                 78.98
Assets, end of period $                     6,167
Investment income ratio*                     0.00%
Total return, lowest to highest** 11.54% to 12.72%
--------
++~ Fund renamed on May 1, 2006. Previously known as Growth & Income II Trust.
    Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                    Sub-Account
                                  ---------------
                                  Health Sciences
                                  Trust Series 0
                                  ---------------
                                    Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                    --
Units issued                               1,285
Units redeemed                               (21)
                                  --------------
Units, end of period                       1,264
                                  ==============
Unit value, end of period $                14.66
Assets, end of period $                   18,523
Investment income ratio*                    0.00%
Total return, lowest to highest** 8.44% to 13.10%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                              Health Sciences Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period           7,865      7,240      6,320      4,548      3,544
Units issued                         2,638      1,182      1,376      2,304      5,105
Units redeemed                        (458)      (557)      (456)      (532)    (4,101)
                                   -------    -------    -------     ------     ------
Units, end of period                10,045      7,865      7,240      6,320      4,548
                                   =======    =======    =======     ======     ======
Unit value, end of period $          18.89      17.43      15.48      13.42       9.85
Assets, end of period $            189,754    137,096    112,026     84,810     44,812
Investment income ratio*              0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**     8.37%     12.64%     15.31%     36.22%    (27.24)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                   Sub-Account
                                  --------------
                                    High Yield
                                  Trust Series 0
                                  --------------
                                    Year Ended
                                  Dec. 31/06 ++
                                  --------------
Units, beginning of period                    --
Units issued                              10,771
Units redeemed                                (8)
                                  --------------
Units, end of period                      10,763
                                  ==============
Unit value, end of period $                12.82
Assets, end of period $                  138,004
Investment income ratio*                    0.00%
Total return, lowest to highest** 7.71% to 10.48%
--------
++  Fund available in prior year but no activity.

                                                       Sub-Account
                                  ------------------------------------------------------
                                                High Yield Trust Series 1
                                  ------------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, beginning of period          10,591     15,031     21,088     17,585      5,731
Units issued                         1,881      1,853      5,217     22,865     12,717
Units redeemed                      (2,087)    (6,293)   (11,274)   (19,362)      (863)
                                   -------    -------    -------    -------    -------
Units, end of period                10,385     10,591     15,031     21,088     17,585
                                   =======    =======    =======    =======    =======
Unit value, end of period $          13.59      12.31      11.88      10.69       8.59
Assets, end of period $            141,218    130,490    178,566    225,553    151,141
Investment income ratio*              6.77%      5.47%      5.11%      5.29%      6.26%
Total return, lowest to highest**    10.35%      3.69%     11.06%     24.41%     (6.87)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                     Income & Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 11,488     11,677      7,571      6,278        521
Units issued                                2,250      1,768      5,225      2,022      6,261
Units redeemed                               (997)    (1,957)    (1,119)      (729)      (504)
                                          -------    -------    -------     ------     ------
Units, end of period                       12,741     11,488     11,677      7,571      6,278
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 14.78      13.60      12.92      12.00       9.49
Assets, end of period $                   188,250    156,202    150,894     90,892     59,584
Investment income ratio*                     1.93%      1.60%      0.98%      1.85%      2.16%
Total return, lowest to highest**            8.66%      5.22%      7.65%     26.48%    (15.93)%

                                            Sub-Account
                                         ------------------
                                         International Core
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                           Dec. 31/06 ++^
                                         ------------------
Units, beginning of period                             --
Units issued                                           18
Units redeemed                                         (1)
                                          ---------------
Units, end of period                                   17
                                          ===============
Unit value, end of period $                         14.84
Assets, end of period $                               243
Investment income ratio*                             0.00%
Total return, lowest to highest**         12.48% to 24.81%

--------
++^ Fund renamed on May 1, 2006. Previously known as International Stock Trust.
    Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                               Sub-Account
                                         --------------------------------------------------------
                                                    International Core Trust Series 1
                                         --------------------------------------------------------
                                          Year Ended  Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 ^ Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ------------ ---------- ---------- ---------- ----------
Units, beginning of period                   6,260       6,294      8,503      8,214     13,999
Units issued                                 3,307       1,468      1,831      1,662      1,944
Units redeemed                                (559)     (1,502)    (4,040)    (1,373)    (7,729)
                                           -------      ------     ------     ------     ------
Units, end of period                         9,008       6,260      6,294      8,503      8,214
                                           =======      ======     ======     ======     ======
Unit value, end of period $                  14.02       11.24       9.69       8.39       6.44
Assets, end of period $                    126,337      70,365     61,015     71,313     52,879
Investment income ratio*                      0.57%       0.71%      0.66%      0.48%      0.51%
Total return, lowest to highest**            24.77%      15.94%     15.60%     30.27%    (21.69)%

--------
^  Fund renamed on May 1, 2006. Previously known as International Stock Trust.

                                                       Sub-Account
                                         -------------------------------------------
                                         International Equity Index Trust A Series 1
                                         -------------------------------------------
                                         Year Ended     Year Ended     Year Ended
                                         Dec. 31/06   Dec. 31/05 (h)  Dec. 31/04 ##
                                         ------------ --------------- --------------
Units, beginning of period                  5,918          2,431             --
Units issued                                1,015          3,675          2,492
Units redeemed                               (553)          (188)           (61)
                                          -------        -------         ------
Units, end of period                        6,380          5,918          2,431
                                          =======        =======         ======
Unit value, end of period $                 21.66          17.26          14.81
Assets, end of period $                   138,207        102,169         35,999
Investment income ratio*                     0.76%          0.58%          0.51%
Total return, lowest to highest**           25.48%         16.61%         18.44%

--------
(h) Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                Sub-Account
                                         --------------------------
                                         International Equity Index
                                              Trust B Series 0
                                         --------------------------
                                                 Year Ended
                                               Dec. 31/06 ++
                                         --------------------------
Units, beginning of period                                 --
Units issued                                            2,503
Units redeemed                                         (1,820)
                                              ---------------
Units, end of period                                      683
                                              ===============
Unit value, end of period $                             41.18
Assets, end of period $                                28,112
Investment income ratio*                                 0.00%
Total return, lowest to highest**             15.34% to 27.11%

--------
++  Fund available in prior year but no activity.

                                                 Sub-Account
                                         ---------------------------
                                         International Opportunities
                                               Trust Series 0
                                         ---------------------------
                                                 Year Ended
                                                Dec. 31/06 ++
                                         ---------------------------
Units, beginning of period                                  --
Units issued                                             7,463
Units redeemed                                             (22)
                                               ---------------
Units, end of period                                     7,441
                                               ===============
Unit value, end of period $                              15.41
Assets, end of period $                                114,679
Investment income ratio*                                  0.00%
Total return, lowest to highest**              13.70% to 23.96%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                               Sub-Account
                                         ---------------------------
                                         International Opportunities
                                              Trust Series 1
                                         ---------------------------
                                         Year Ended    Year Ended
                                         Dec. 31/06   Dec. 31/05 ^^
                                         ------------ --------------
Units, beginning of period                    547            --
Units issued                                1,113           551
Units redeemed                               (128)           (4)
                                           ------         -----
Units, end of period                        1,532           547
                                           ======         =====
Unit value, end of period $                 19.23         15.53
Assets, end of period $                    29,465         8,493
Investment income ratio*                     0.47%         0.00%
Total return, lowest to highest**           23.84%        24.24%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                               Sub-Account
                                         -----------------------
                                         International Small Cap
                                             Trust Series 0
                                         -----------------------
                                               Year Ended
                                              Dec. 31/06 ++
                                         -----------------------
Units, beginning of period                                --
Units issued                                           1,273
Units redeemed                                           (37)
                                             ---------------
Units, end of period                                   1,236
                                             ===============
Unit value, end of period $                            14.27
Assets, end of period $                               17,638
Investment income ratio*                                0.00%
Total return, lowest to highest**            13.15% to 27.73%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                 International Small Cap Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                  6,861      3,671      5,539      5,297      9,696
Units issued                                1,251      3,625      1,251      1,057        733
Units redeemed                             (1,057)      (435)    (3,119)      (815)    (5,132)
                                          -------    -------     ------     ------     ------
Units, end of period                        7,055      6,861      3,671      5,539      5,297
                                          =======    =======     ======     ======     ======
Unit value, end of period $                 19.36      15.16      13.77      11.37       7.34
Assets, end of period $                   136,582    103,993     50,538     62,981     38,874
Investment income ratio*                     1.06%      0.79%      0.09%      0.00%      0.00%
Total return, lowest to highest**           27.72%     10.10%     21.07%     54.95%    (16.73)%

                                             Sub-Account
                                         -------------------
                                         International Value
                                           Trust Series 0
                                         -------------------
                                             Year Ended
                                            Dec. 31/06 ++
                                         -------------------
Units, beginning of period                              --
Units issued                                         3,776
Units redeemed                                      (1,284)
                                           ---------------
Units, end of period                                 2,492
                                           ===============
Unit value, end of period $                          14.55
Assets, end of period $                             36,267
Investment income ratio*                              1.61%
Total return, lowest to highest**          17.67% to 29.61%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                   International Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 14,042      9,724      3,385      1,222        745
Units issued                                6,436      7,069      7,075      2,769      1,089
Units redeemed                             (1,773)    (2,751)      (736)      (606)      (612)
                                          -------    -------    -------     ------     ------
Units, end of period                       18,705     14,042      9,724      3,385      1,222
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 22.65      17.48      15.81      13.01       8.98
Assets, end of period $                   423,740    245,465    153,774     44,038     10,979
Investment income ratio*                     1.63%      0.86%      1.09%      0.69%      0.68%
Total return, lowest to highest**           29.60%     10.54%     21.55%     44.87%    (17.84)%

                                               Sub-Account
                                         -----------------------
                                         Investment Quality Bond
                                             Trust Series 0
                                         -----------------------
                                               Year Ended
                                              Dec. 31/06 ++
                                         -----------------------
Units, beginning of period                               --
Units issued                                          9,465
Units redeemed                                       (8,395)
                                              -------------
Units, end of period                                  1,070
                                              =============
Unit value, end of period $                           10.50
Assets, end of period $                              11,233
Investment income ratio*                               0.07%
Total return, lowest to highest**             3.64% to 4.76%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                 Investment Quality Bond Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 25,320     22,899     26,345     18,344      5,368
Units issued                                4,806      3,205      6,592     21,208     14,458
Units redeemed                             (3,479)      (784)   (10,038)   (13,207)    (1,482)
                                          -------    -------    -------    -------    -------
Units, end of period                       26,647     25,320     22,899     26,345     18,344
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 15.20      14.67      14.35      13.69      12.76
Assets, end of period $                   404,971    371,559    328,600    360,700    234,021
Investment income ratio*                     6.08%      5.46%      5.87%      4.53%      4.72%
Total return, lowest to highest**            3.57%      2.26%      4.81%      7.32%      9.94%

                                           Sub-Account
                                         ----------------
                                         Large Cap Growth
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                         Dec. 31/06 ++xx
                                         ----------------
Units, beginning of period                       --
Units issued                                      5
Units redeemed                                   (5)
                                              -----
Units, end of period                             --
                                              =====
Unit value, end of period $                   13.26
Assets, end of period $                          --
Investment income ratio*                       0.57%
Total return, lowest to highest**              2.31%

--------
++xx Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                Sub-Account
                                         ---------------------------------------------------------
                                                      Large Cap Growth Trust Series 1
                                         ---------------------------------------------------------
                                          Year Ended   Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 xx Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ------------- ---------- ---------- ---------- ----------
Units, beginning of period                   20,988      20,747     20,834     24,655     29,100
Units issued                                  1,894       5,642      8,615     27,739     23,497
Units redeemed                              (22,882)     (5,401)    (8,702)   (31,560)   (27,942)
                                            -------     -------    -------    -------    -------
Units, end of period                             --      20,988     20,747     20,834     24,655
                                            =======     =======    =======    =======    =======
Unit value, end of period $                    9.03        8.82       8.80       8.28       6.61
Assets, end of period $                          --     185,058    182,491    172,590    162,977
Investment income ratio*                       0.40%       0.74%      0.25%      0.26%      0.43%
Total return, lowest to highest**              2.38%       0.24%      6.18%     25.33%    (22.83)%

--------
xx Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

                                           Sub-Account
                                         ---------------
                                            Large Cap
                                         Trust Series 0
                                         ---------------
                                         Year Ended Dec.
                                            31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                           3
Units redeemed                                        (3)
                                         ---------------
Units, end of period                                  --
                                         ===============
Unit value, end of period $                        12.77
Assets, end of period $                               10
Investment income ratio*                            0.00%
Total return, lowest to highest**        13.60% to 14.38%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                        Sub-Account
                                  ------------------------
                                  Large Cap Trust Series 1
                                  ------------------------
                                  Year Ended  Year Ended
                                  Dec. 31/06 Dec. 31/05 ^^
                                  ---------- -------------
Units, beginning of period             198          --
Units issued                           960         202
Units redeemed                         (26)         (4)
                                    ------       -----
Units, end of period                 1,132         198
                                    ======       =====
Unit value, end of period $          15.97       13.96
Assets, end of period $             18,073       2,765
Investment income ratio*              0.14%       0.00%
Total return, lowest to highest**    14.36%      11.70%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                    Sub-Account
                                  ---------------
                                  Large Cap Value
                                  Trust Series 0
                                  ---------------
                                    Year Ended
                                   Dec. 31/06 ++
                                  ---------------
Units, beginning of period                     --
Units issued                               19,377
Units redeemed                             (1,354)
                                  ---------------
Units, end of period                       18,023
                                  ===============
Unit value, end of period $                 13.43
Assets, end of period $                   242,139
Investment income ratio*                     0.19%
Total return, lowest to highest** 11.34% to 16.03%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                           Sub-Account
                                         -----------------------------------------------
                                                 Large Cap Value Trust Series 1
                                         -----------------------------------------------
                                         Year Ended Year Ended Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^^
                                         ---------- ---------- ---------- --------------
Units, beginning of period                  3,943      4,272      2,868           --
Units issued                                6,387      4,868      1,737        2,893
Units redeemed                               (593)    (5,197)      (333)         (25)
                                          -------     ------     ------       ------
Units, end of period                        9,737      3,943      4,272        2,868
                                          =======     ======     ======       ======
Unit value, end of period $                 26.02      22.44      19.43        15.96
Assets, end of period $                   253,348     88,500     83,020       45,759
Investment income ratio*                     0.38%      0.00%      0.82%        0.00%
Total return, lowest to highest**           15.94%     15.48%     21.80%       27.65%

--------
^^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                             Sub-Account
                                         --------------------
                                         Lifestyle Aggressive
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++i
                                         --------------------
Units, beginning of period                              --
Units issued                                        15,635
Units redeemed                                      (1,437)
                                           ---------------
Units, end of period                                14,198
                                           ===============
Unit value, end of period $                          13.34
Assets, end of period $                            189,453
Investment income ratio*                              0.03%
Total return, lowest to highest**          10.16% to 15.48%

--------
++i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000
    Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                                     Lifestyle Aggressive Trust Series 1
                                         -----------------------------------------------------------
                                          Year Ended  Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 i Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                         ------------ ---------- ---------- ---------- -------------
Units, beginning of period                   5,780       4,195      1,349      1,202          --
Units issued                                 9,617       2,974      3,203        325       2,474
Units redeemed                                (543)     (1,389)      (357)      (178)     (1,272)
                                           -------      ------     ------     ------      ------
Units, end of period                        14,854       5,780      4,195      1,349       1,202
                                           =======      ======     ======     ======      ======
Unit value, end of period $                  14.66       12.70      11.48       9.89        7.33
Assets, end of period $                    217,765      73,397     48,151     13,337       8,814
Investment income ratio*                      4.98%       1.49%      0.51%      0.41%       0.37%
Total return, lowest to highest**            15.45%      10.64%     16.06%     34.90%     (20.71)%

--------
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.
++ Fund available in prior year but no activity.

                                            Sub-Account
                                         ------------------
                                         Lifestyle Balanced
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                          Dec. 31/06 ++ii
                                         ------------------
Units, beginning of period                             --
Units issued                                      143,814
Units redeemed                                     (6,028)
                                           --------------
Units, end of period                              137,786
                                           ==============
Unit value, end of period $                         12.37
Assets, end of period $                         1,704,547
Investment income ratio*                             0.66%
Total return, lowest to highest**          9.80% to 12.80%

--------
++ii Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
     Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                 Sub-Account
                                         ------------------------------------------------------------
                                                      Lifestyle Balanced Trust Series 1
                                         ------------------------------------------------------------
                                          Year Ended   Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 ii Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                         ------------- ---------- ---------- ---------- -------------
Units, beginning of period                   262,131     262,614     24,690     1,252          --
Units issued                                  12,412       6,625    243,586    24,089       1,392
Units redeemed                                (7,377)     (7,108)    (5,662)     (651)       (140)
                                           ---------   ---------  ---------   -------      ------
Units, end of period                         267,166     262,131    262,614    24,690       1,252
                                           =========   =========  =========   =======      ======
Unit value, end of period $                    16.54       14.67      13.73     12.09        9.76
Assets, end of period $                    4,418,080   3,845,203  3,604,203   298,594      12,212
Investment income ratio*                        5.33%       3.89%      2.78%     0.54%       0.55%
Total return, lowest to highest**              12.73%       6.88%     13.50%    23.97%      (9.95)%

--------
ii  Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
    Trust.
++  Fund available in prior year but no activity.

                                              Sub-Account
                                         ----------------------
                                         Lifestyle Conservative
                                             Trust Series 0
                                         ----------------------
                                               Year Ended
                                            Dec. 31/06 ++iii
                                         ----------------------
Units, beginning of period                              --
Units issued                                         5,107
Units redeemed                                         (89)
                                             -------------
Units, end of period                                 5,018
                                             =============
Unit value, end of period $                          11.21
Assets, end of period $                             56,248
Investment income ratio*                              1.34%
Total return, lowest to highest**            7.10% to 8.44%

--------
++iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative
      280 Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                            Sub-Account
                                         --------------------------------------------------
                                               Lifestyle Conservative Trust Series 1
                                         --------------------------------------------------
                                           Year Ended   Year Ended Year Ended  Year Ended
                                         Dec. 31/06 iii Dec. 31/05 Dec. 31/04 Dec. 31/03 ++
                                         -------------- ---------- ---------- -------------
Units, beginning of period                   20,917       17,371     12,746           --
Units issued                                  8,111        4,786      7,454       13,441
Units redeemed                               (7,880)      (1,240)    (2,829)        (695)
                                            -------      -------    -------      -------
Units, end of period                         21,148       20,917     17,371       12,746
                                            =======      =======    =======      =======
Unit value, end of period $                   15.83        14.60      14.19        13.07
Assets, end of period $                     334,795      305,372    246,488      166,561
Investment income ratio*                       4.36%        4.75%      2.74%        0.69%
Total return, lowest to highest**              8.43%        2.88%      8.60%       11.55%

--------
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280
    Trust.
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ----------------
                                         Lifestyle Growth
                                          Trust Series 0
                                         ----------------
                                         Year Ended Dec.
                                           31/06 ++ iv
                                         ----------------
Units, beginning of period                            --
Units issued                                     215,296
Units redeemed                                   (11,193)
                                          --------------
Units, end of period                             204,103
                                          ==============
Unit value, end of period $                        12.79
Assets, end of period $                        2,610,838
Investment income ratio*                            0.48%
Total return, lowest to highest**         9.70% to 13.58%

--------
++iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                Sub-Account
                                         ---------------------------------------------------------
                                                      Lifestyle Growth Trust Series 1
                                         ---------------------------------------------------------
                                          Year Ended   Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 iv Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ------------- ---------- ---------- ---------- ----------
Units, beginning of period                    82,918      29,479     8,740      5,150      5,603
Units issued                                  36,718      61,289    21,893      4,394      5,434
Units redeemed                                (1,655)     (7,850)   (1,154)      (804)    (5,887)
                                           ---------   ---------   -------     ------     ------
Units, end of period                         117,981      82,918    29,479      8,740      5,150
                                           =========   =========   =======     ======     ======
Unit value, end of period $                    15.58       13.73     12.63      11.02       8.51
Assets, end of period $                    1,838,058   1,138,146   372,374     96,340     43,822
Investment income ratio*                        5.50%       1.73%     1.12%      1.04%      2.28%
Total return, lowest to highest**              13.50%       8.66%    14.59%     29.56%    (15.85)%

--------
iv  Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

                                            Sub-Account
                                         ------------------
                                         Lifestyle Moderate
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                           Dec. 31/06 ++v
                                         ------------------
Units, beginning of period                             --
Units issued                                        9,210
Units redeemed                                       (318)
                                           --------------
Units, end of period                                8,892
                                           ==============
Unit value, end of period $                         11.71
Assets, end of period $                           104,101
Investment income ratio*                             0.82%
Total return, lowest to highest**          8.31% to 10.49%

--------
++v Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust. Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                                      Lifestyle Moderate Trust Series 1
                                         -----------------------------------------------------------
                                          Year Ended  Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 v Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                         ------------ ---------- ---------- ---------- -------------
Units, beginning of period                  41,768      37,194        415       210           --
Units issued                                 1,240       9,679     36,972       221          223
Units redeemed                              (1,142)     (5,105)      (193)      (16)         (13)
                                           -------     -------    -------     -----        -----
Units, end of period                        41,866      41,768     37,194       415          210
                                           =======     =======    =======     =====        =====
Unit value, end of period $                  15.86       14.36      13.79     12.42        10.54
Assets, end of period $                    663,962     599,926    512,934     5,151        2,218
Investment income ratio*                      4.62%       3.84%      0.31%     2.51%        1.73%
Total return, lowest to highest**            10.42%       4.15%     11.04%    17.83%       (4.04)%

--------
v   Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust.
++  Fund available in prior year but no activity.

                                          Sub-Account
                                         --------------
                                            Managed
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                         6
Units redeemed                                      (2)
                                         -------------
Units, end of period                                 4
                                         =============
Unit value, end of period $                      56.17
Assets, end of period $                            256
Investment income ratio*                          0.00%
Total return, lowest to highest**        7.48% to 8.49%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Mid Cap Core
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++x
                                         --------------
Units, beginning of period                          --
Units issued                                        55
Units redeemed                                     (55)
                                         -------------
Units, end of period                                --
                                         =============
value, end of period $                           11.84
Assets, end of period $                             --
Investment income ratio*                          4.38%
return, lowest to highest**              5.83% to 9.05%

--------
++x Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on December 4, 2006. Fund available in prior year but no activity.

                                                            Sub-Account
                                         -------------------------------------------------
                                                    Mid Cap Core Trust Series 1
                                         -------------------------------------------------
                                          Year Ended  Year Ended Year Ended   Year Ended
                                         Dec. 31/06 x Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^^
                                         ------------ ---------- ---------- --------------
Units, beginning of period                    470         525        425           --
Units issued                                  110          43        397          466
Units redeemed                               (580)        (98)      (297)         (41)
                                            -----       -----      -----        -----
Units, end of period                           --         470        525          425
                                            =====       =====      =====        =====
Unit value, end of period $                 20.26       18.59      17.51        15.32
Assets, end of period $                        --       8,747      9,194        6,514
Investment income ratio*                     1.50%       0.00%      0.00%        0.00%
Total return, lowest to highest**            8.97%       6.18%     14.31%       22.56%

--------
x Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
^^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                         Mid Cap Index
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                    26,995
Units redeemed                                  (3,351)
                                         -------------
Units, end of period                            23,644
                                         =============
Unit value, end of period $                      13.97
Assets, end of period $                        330,235
Investment income ratio*                          0.00%
Total return, lowest to highest**        5.84% to 9.74%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Mid Cap Index Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                  6,882      7,308      6,580      4,729      2,395
Units issued                                1,137        772      2,332      2,485      3,555
Units redeemed                             (2,061)    (1,198)    (1,604)      (634)    (1,221)
                                          -------    -------    -------     ------     ------
Units, end of period                        5,958      6,882      7,308      6,580      4,729
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 21.39      19.49      17.40      15.02      11.17
Assets, end of period $                   127,416    134,160    127,175     98,861     52,805
Investment income ratio*                     0.60%      0.51%      0.40%      0.00%      0.58%
Total return, lowest to highest**            9.72%     12.02%     15.83%     34.56%    (15.16%)

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                         Mid Cap Stock
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                      2,052
Units redeemed                                     (628)
                                         --------------
Units, end of period                              1,424
                                         ==============
Unit value, end of period $                       39.87
Assets, end of period $                          56,755
Investment income ratio*                           0.00%
Total return, lowest to highest**        8.69% to 13.66%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Mid Cap Stock Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 16,350     12,772      9,217      3,507      2,429
Units issued                                3,063      6,339      5,182      6,796      1,590
Units redeemed                             (3,115)    (2,761)    (1,627)    (1,086)      (512)
                                          -------    -------    -------    -------     ------
Units, end of period                       16,298     16,350     12,772      9,217      3,507
                                          =======    =======    =======    =======     ======
Unit value, end of period $                 18.38      16.19      14.13      11.87       8.34
Assets, end of period $                   299,587    264,686    180,462    109,402     29,246
Investment income ratio*                     0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**           13.55%     14.57%     19.04%     42.33%    (22.56)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ---------------
                                          Mid Cap Value
                                          Trust Series 0
                                         ---------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                       1,468
Units redeemed                                       (16)
                                         ---------------
Units, end of period                               1,452
                                         ===============
Unit value, end of period $                        12.67
Assets, end of period $                           18,388
Investment income ratio*                            0.01%
Total return, lowest to highest**        11.71% to 12.30%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Mid Cap Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 12,015      9,740      6,181      4,035        264
Units issued                                2,715      4,457      4,382      3,223      4,069
Units redeemed                             (1,426)    (2,182)      (823)    (1,077)      (298)
                                          -------    -------    -------     ------     ------
Units, end of period                       13,304     12,015      9,740      6,181      4,035
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 22.26      19.83      18.36      14.75      11.77
Assets, end of period $                   296,130    238,230    178,816     91,171     47,482
Investment income ratio*                     0.65%      0.39%      0.50%      0.33%      0.00%
Total return, lowest to highest**           12.27%      8.00%     24.46%     25.36%    (10.11%)

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ---------------
                                            Mid Value
                                          Trust Series 0
                                         ---------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                         186
Units redeemed                                       (27)
                                         ---------------
Units, end of period                                 159
                                         ===============
Unit value, end of period $                        21.60
Assets, end of period $                            3,438
Investment income ratio*                            0.00%
Total return, lowest to highest**        14.99% to 20.34%

--------
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ----------------
                                           Money Market
                                         Trust B Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of period                           --
Units issued                                    570,396
Units redeemed                                 (518,508)
                                          -------------
Units, end of period                             51,888
                                          =============
Unit value, end of period $                       16.12
Assets, end of period $                         836,632
Investment income ratio*                           3.67%
Total return, lowest to highest**         3.05% to 4.70%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Money Market Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 280,201    189,654    185,160    178,513     64,557
Units issued                                72,876    134,353    464,096    121,129    191,003
Units redeemed                            (193,018)   (43,806)  (459,602)  (114,482)   (77,047)
                                         ---------  ---------  ---------  ---------  ---------
Units, end of period                       160,059    280,201    189,654    185,160    178,513
                                         =========  =========  =========  =========  =========
Unit value, end of period $                  12.61      12.08      11.76      11.67      11.60
Assets, end of period $                  2,018,882  3,384,034  2,231,134  2,160,560  2,070,945
Investment income ratio*                      4.35%      2.68%      0.76%      0.58%      1.18%
Total return, lowest to highest**             4.45%      2.67%      0.76%      0.58%      1.18%

                                            Sub-Account
                                         -----------------
                                         Natural Resources
                                          Trust Series 0
                                         -----------------
                                            Year Ended
                                           Dec. 31/06 ++
                                         -----------------
Units, beginning of period                            --
Units issued                                       2,899
Units redeemed                                    (1,146)
                                          --------------
Units, end of period                               1,753
                                          ==============
Unit value, end of period $                        16.92
Assets, end of period $                           29,662
Investment income ratio*                            0.46%
Total return, lowest to highest**         9.31% to 22.32%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         -----------------------------------
                                          Natural Resources Trust Series 1
                                         -----------------------------------
                                         Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 ++
                                         ---------- ---------- -------------
Units, beginning of period                  3,679        563          --
Units issued                                3,138      4,918         578
Units redeemed                             (2,089)    (1,802)        (15)
                                          -------    -------      ------
Units, end of period                        4,728      3,679         563
                                          =======    =======      ======
Unit value, end of period $                 40.16      32.84       22.38
Assets, end of period $                   189,869    120,819      12,594
Investment income ratio*                     0.43%      0.00%       0.01%
Total return, lowest to highest**           22.29%     46.78%      24.31%

--------
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ---------------
                                         Overseas Equity
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                         318
Units redeemed                                        (1)
                                         ---------------
Units, end of period                                 317
                                         ===============
Unit value, end of period $                        19.04
Assets, end of period $                            6,048
Investment income ratio*                            0.00%
Total return, lowest to highest**        11.40% to 19.76%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Pacific Rim
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                      2,161
Units redeemed                                   (1,678)
                                         --------------
Units, end of period                                483
                                         ==============
Unit value, end of period $                       14.10
Assets, end of period $                           6,815
Investment income ratio*                           0.00%
Total return, lowest to highest**        2.51% to 11.22%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                       Pacific Rim Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                  5,783        698     1,575       1,138         77
Units issued                                5,280      5,229        84         800      1,100
Units redeemed                               (380)      (144)     (961)       (363)       (39)
                                          -------    -------     -----      ------     ------
Units, end of period                       10,683      5,783       698       1,575      1,138
                                          =======    =======     =====      ======     ======
Unit value, end of period $                 19.55      17.60     14.00       11.98       8.51
Assets, end of period $                   208,854    101,817     9,774      18,867      9,682
Investment income ratio*                     0.83%      0.21%     0.71%       0.11%      0.04%
Total return, lowest to highest**           11.05%     25.75%    16.89%      40.70%    (12.53)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         -----------------------------------
                                         Quantitative All Cap Trust Series 1
                                         -----------------------------------
                                         Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 ##
                                         ---------- ---------- -------------
Units, beginning of period                  1,203          2          --
Units issued                                  571      1,202           3
Units redeemed                               (109)        (1)         (1)
                                           ------     ------       -----
Units, end of period                        1,665      1,203           2
                                           ======     ======       =====
Unit value, end of period $                 22.36      19.42       17.88
Assets, end of period $                    37,245     23,366          42
Investment income ratio*                     1.14%     25.57%       0.74%
Total return, lowest to highest**           15.17%      8.58%      14.91%

--------
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                                Sub-Account
                                         ---------------------------------------------------------
                                                    Quantitative Mid Cap Trust Series 1
                                         ---------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 ++
                                         ---------- ---------- ---------- ---------- -------------
Units, beginning of period                  5,772      1,498        470         1           --
Units issued                                1,554      4,504      1,086       551            8
Units redeemed                               (202)      (230)       (58)      (82)          (7)
                                          -------     ------     ------     -----       ------
Units, end of period                        7,124      5,772      1,498       470            1
                                          =======     ======     ======     =====       ======
Unit value, end of period $                 15.28      14.68      12.92     10.93         7.89
Assets, end of period $                   108,859     84,728     19,350     5,133            5
Investment income ratio*                     0.00%      0.00%      0.00%     0.00%        0.00%
Total return, lowest to highest**            4.09%     13.62%     18.21%    38.53%      (22.65)%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                            Sub-Account
                                         ------------------
                                         Quantitative Value
                                           Trust Series 0
                                         ------------------
                                             Year Ended
                                           Dec. 31/06 ++
                                         ------------------
Units, beginning of period                             --
Units issued                                          383
Units redeemed                                         --
                                          ---------------
Units, end of period                                  383
                                          ===============
Unit value, end of period $                         13.61
Assets, end of period $                             5,208
Investment income ratio*                             0.00%
Total return, lowest to highest**         17.56% to 21.36%

--------
++  Fund available in prior year but no activity.

                                              Sub-Account
                                         ----------------------
                                         Real Estate Securities
                                             Trust Series 0
                                         ----------------------
                                               Year Ended
                                             Dec. 31/06 ++
                                         ----------------------
Units, beginning of period                               --
Units issued                                          2,804
Units redeemed                                         (952)
                                            ---------------
Units, end of period                                  1,852
                                            ===============
Unit value, end of period $                           95.27
Assets, end of period $                             176,507
Investment income ratio*                               0.50%
Total return, lowest to highest**           30.03% to 38.17%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                 Real Estate Securities Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 13,302     11,870     10,506      9,703        561
Units issued                                1,344      3,175      2,018      1,436      9,389
Units redeemed                             (1,317)    (1,743)      (654)      (633)      (247)
                                          -------    -------    -------    -------    -------
Units, end of period                       13,329     13,302     11,870     10,506      9,703
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 34.54      25.01      22.36      16.94      12.17
Assets, end of period $                   460,421    332,703    265,430    177,934    118,093
Investment income ratio*                     1.76%      1.82%      2.24%      2.59%      3.30%
Total return, lowest to highest**           38.10%     11.85%     32.04%     39.14%      2.58%

                                           Sub-Account
                                         ----------------
                                         Real Return Bond
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of period                           --
Units issued                                      5,831
Units redeemed                                       --
                                          -------------
Units, end of period                              5,831
                                          =============
Unit value, end of period $                       10.01
Assets, end of period $                          58,338
Investment income ratio*                           0.00%
Total return, lowest to highest**         0.43% to 1.65%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         -----------------------------------
                                           Real Return Bond Trust Series 1
                                         -----------------------------------
                                         Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 ++
                                         ---------- ---------- -------------
Units, beginning of period                    506       476           --
Units issued                                  257        57          515
Units redeemed                                (43)      (27)         (39)
                                           ------     -----        -----
Units, end of period                          720       506          476
                                           ======     =====        =====
Unit value, end of period $                 14.56     14.50        14.30
Assets, end of period $                    10,499     7,342        6,804
Investment income ratio*                     2.40%     0.00%        0.00%
Total return, lowest to highest**            0.39%     1.43%        9.07%

--------
++  Fund available in prior year but no activity.

                                             Sub-Account
                                         --------------------
                                         Science & Technology
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of period                             --
Units issued                                        9,471
Units redeemed                                        (35)
                                            -------------
Units, end of period                                9,436
                                            =============
Unit value, end of period $                         11.90
Assets, end of period $                           112,341
Investment income ratio*                             0.00%
Total return, lowest to highest**           5.60% to 8.36%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                  Science & Technology Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 31,228     31,376     28,158     18,018     17,279
Units issued                               22,753      5,025     10,282     13,615      7,923
Units redeemed                            (10,564)    (5,173)    (7,064)    (3,475)    (7,184)
                                          -------    -------    -------    -------     ------
Units, end of period                       43,417     31,228     31,376     28,158     18,018
                                          =======    =======    =======    =======     ======
Unit value, end of period $                  7.16       6.79       6.65       6.59       4.38
Assets, end of period $                   311,002    211,989    208,647    185,631     78,981
Investment income ratio*                     0.00%      0.00%      0.00%      0.00%      0.00%
Total return, lowest to highest**            5.52%      2.09%      0.86%     50.37%    (40.76)%

                                           Sub-Account
                                         ---------------
                                         Short-Term Bond
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                           --
Units issued                                        198
Units redeemed                                       --
                                         --------------
Units, end of period                                198
                                         ==============
Unit value, end of period $              18.45 to 18.45
Assets, end of period $                           3,643
Investment income ratio*                           0.00%
Total return, lowest to highest**         3.60% to 4.55%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ----------------
                                         Small Cap Growth
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of period                            --
Units issued                                          61
Units redeemed                                       (14)
                                          --------------
Units, end of period                                  47
                                          ==============
Unit value, end of period $                        17.19
Assets, end of period $                              808
Investment income ratio*                            0.00%
Total return, lowest to highest**         5.68% to 13.47%

--------
++  Fund available in prior year but no activity.

                                           Sub-Account
                                         ---------------
                                         Small Cap Index
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                           --
Units issued                                     11,898
Units redeemed                                   (3,187)
                                         --------------
Units, end of period                              8,711
                                         ==============
Unit value, end of period $                       15.48
Assets, end of period $                         134,855
Investment income ratio*                           0.00%
Total return, lowest to highest**        9.41% to 17.64%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                     Small Cap Index Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                  7,525      8,085      5,923      3,031        781
Units issued                                2,003      1,086      2,774      3,398      3,616
Units redeemed                             (2,248)    (1,646)      (612)      (506)    (1,366)
                                          -------    -------    -------     ------     ------
Units, end of period                        7,280      7,525      8,085      5,923      3,031
                                          =======    =======    =======     ======     ======
Unit value, end of period $                 19.50      16.58      15.96      13.60       9.33
Assets, end of period $                   141,914    124,730    129,001     80,546     28,276
Investment income ratio*                     0.48%      0.50%      0.29%      0.00%      1.13%
Total return, lowest to highest**           17.62%      3.89%     17.33%     45.79%    (21.47)%

                                               Sub-Account
                                         -----------------------
                                         Small Cap Opportunities
                                             Trust Series 0
                                         -----------------------
                                               Year Ended
                                              Dec. 31/06 ++
                                         -----------------------
Units, beginning of period                               --
Units issued                                          8,922
Units redeemed                                          (16)
                                             --------------
Units, end of period                                  8,906
                                             ==============
Unit value, end of period $                           12.85
Assets, end of period $                             114,450
Investment income ratio*                               0.00%
Total return, lowest to highest**            4.03% to 10.47%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         --------------------------------------
                                         Small Cap Opportunities Trust Series 1
                                         --------------------------------------
                                         Year Ended  Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05  Dec. 31/04 ++
                                         ----------- ----------- --------------
Units, beginning of period                  3,110         116           --
Units issued                                  806       3,145          131
Units redeemed                               (236)       (151)         (15)
                                           ------      ------        -----
Units, end of period                        3,680       3,110          116
                                           ======      ======        =====
Unit value, end of period $                 26.20       23.72        22.01
Assets, end of period $                    96,430      73,778        2,557
Investment income ratio*                     0.69%       0.00%        0.00%
Total return, lowest to highest**           10.45%       7.77%       25.78%

--------
++  Fund available in prior year but no activity.

                                          Sub-Account
                                         --------------
                                           Small Cap
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                       267
Units redeemed                                     (14)
                                         -------------
Units, end of period                               253
                                         =============
Unit value, end of period $                      12.32
Assets, end of period $                          3,117
Investment income ratio*                          0.00%
Total return, lowest to highest**        6.07% to 7.62%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                               Sub-Account
                                         ------------------------
                                         Small Cap Trust Series 1
                                         ------------------------
                                         Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ^^
                                         ---------- -------------
Units, beginning of period                    58           --
Units issued                                 466           59
Units redeemed                               (16)          (1)
                                           -----        -----
Units, end of period                         508           58
                                           =====        =====
Unit value, end of period $                15.38        14.30
Assets, end of period $                    7,820          834
Investment income ratio*                    0.00%        0.00%
Total return, lowest to highest**           7.55%       14.40%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                           Sub-Account
                                         ---------------
                                         Small Cap Value
                                         Trust Series 0
                                         ---------------
                                           Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                         934
Units redeemed                                        (2)
                                         ---------------
Units, end of period                                 932
                                         ===============
Unit value, end of period $                        35.44
Assets, end of period $                           33,041
Investment income ratio*                            0.00%
Total return, lowest to highest**        13.65% to 19.32%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                               Sub-Account
                                         ------------------------
                                              Small Company
                                              Trust Series 1
                                         ------------------------
                                         Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ^^
                                         ---------- -------------
Units, beginning of period                      4          --
Units issued                                  946           7
Units redeemed                                (43)         (3)
                                           ------       -----
Units, end of period                          907           4
                                           ======       =====
Unit value, end of period $                 17.09       16.18
Assets, end of period $                    15,507          71
Investment income ratio*                     0.00%       0.00%
Total return, lowest to highest**            5.60%       6.32%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                         -------------------
                                         Small Company Value
                                           Trust Series 0
                                         -------------------
                                             Year Ended
                                            Dec. 31/06 ++
                                         -------------------
Units, beginning of period                             --
Units issued                                        3,801
Units redeemed                                     (1,821)
                                           --------------
Units, end of period                                1,980
                                           ==============
Unit value, end of period $                         13.41
Assets, end of period $                            26,542
Investment income ratio*                             0.00%
Total return, lowest to highest**          5.55% to 15.50%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                   Small Company Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 21,737     21,728     16,417     14,054      8,232
Units issued                                2,786      6,661      6,333      3,851     11,127
Units redeemed                             (4,073)    (6,652)    (1,022)    (1,488)    (5,305)
                                          -------    -------    -------    -------    -------
Units, end of period                       20,450     21,737     21,728     16,417     14,054
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 23.56      20.41      19.07      15.23      11.40
Assets, end of period $                   481,732    443,639    414,315    250,055    160,148
Investment income ratio*                     0.07%      0.25%      0.15%      0.40%      0.26%
Total return, lowest to highest**           15.42%      7.04%     25.20%     33.66%     (5.93)%

                                          Sub-Account
                                         --------------
                                         Special Value
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                         10
Units redeemed                                       (3)
                                         --------------
Units, end of period                                  7
                                         ==============
Unit value, end of period $                       12.44
Assets, end of period $                              90
Investment income ratio*                           0.00%
Total return, lowest to highest**        5.81% to 10.88%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                           Sub-Account
                                         -----------------------------------------------
                                                  Special Value Trust Series 1
                                         -----------------------------------------------
                                         Year Ended Year Ended Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^^
                                         ---------- ---------- ---------- --------------
Units, beginning of period                    751        356       130           --
Units issued                                  147        430       261          140
Units redeemed                               (210)       (35)      (35)         (10)
                                           ------     ------     -----        -----
Units, end of period                          688        751       356          130
                                           ======     ======     =====        =====
Unit value, end of period $                 22.25      20.08     19.01        15.82
Assets, end of period $                    15,318     15,085     6,767        2,051
Investment income ratio*                     0.03%      0.00%     0.00%        0.00%
Total return, lowest to highest**           10.84%      5.61%    20.18%       26.56%

--------
^^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                          Sub-Account
                                         --------------
                                         Strategic Bond
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                       244
Units redeemed                                     (18)
                                         -------------
Units, end of period                               226
                                         =============
Unit value, end of period $                      10.99
Assets, end of period $                          2,487
Investment income ratio*                          0.00%
Total return, lowest to highest**        7.05% to 7.25%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                              Sub-Account
                                         ------------------------------------------------------
                                                     Strategic Bond Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 17,099     12,259     19,097     12,505     27,510
Units issued                                3,827      6,199      3,903      8,888      1,544
Units redeemed                             (4,969)    (1,359)   (10,741)    (2,296)   (16,549)
                                          -------    -------    -------    -------    -------
Units, end of period                       15,957     17,099     12,259     19,097     12,505
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 16.83      15.72      15.30      14.35      12.68
Assets, end of period $                   268,472    268,725    187,609    273,992    158,608
Investment income ratio*                     6.21%      2.67%      3.18%      3.49%      8.90%
Total return, lowest to highest**            7.06%      2.70%      6.67%     13.11%      8.96%

                                           Sub-Account
                                         ----------------
                                         Strategic Income
                                          Trust Series 0
                                         ----------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ----------------
Units, beginning of period                           --
Units issued                                         12
Units redeemed                                       (1)
                                          -------------
Units, end of period                                 11
                                          =============
Unit value, end of period $                       10.70
Assets, end of period $                             111
Investment income ratio*                          10.39%
Total return, lowest to highest**         2.73% to 4.08%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                     Sub-Account
                                         -------------------------------
                                         Strategic Income Trust Series 1
                                         -------------------------------
                                         Year Ended        Year Ended
                                         Dec. 31/06       Dec. 31/05 ^^
                                         ------------ ------------------
Units, beginning of period                    547              --
Units issued                                1,858             549
Units redeemed                                (76)             (2)
                                           ------           -----
Units, end of period                        2,329             547
                                           ======           =====
Unit value, end of period $                 14.48           13.93
Assets, end of period $                    33,725           7,623
Investment income ratio*                     3.76%          71.07%
Total return, lowest to highest**            3.97%           2.28%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                 Strategic Opportunities Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 19,724     22,947     25,730     20,172     19,278
Units issued                                3,082      3,493      7,213      7,878      9,797
Units redeemed                             (4,849)    (6,716)    (9,996)    (2,320)    (8,903)
                                          -------    -------    -------    -------    -------
Units, end of period                       17,957     19,724     22,947     25,730     20,172
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 10.56       9.41       8.58       7.64       6.07
Assets, end of period $                   189,585    185,673    196,867    196,542    122,446
Investment income ratio*                     0.01%      0.44%      0.08%      0.00%      0.00%
Total return, lowest to highest**           12.15%      9.74%     12.31%     25.83%    (38.77)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                            Sub-Account
                                         -----------------
                                          Strategic Value
                                          Trust Series 0
                                         -----------------
                                            Year Ended
                                         Dec. 31/06 ++ xxx
                                         -----------------
Units, beginning of period                            --
Units issued                                           3
Units redeemed                                        (3)
                                          --------------
Units, end of period                                  --
                                          ==============
Unit value, end of period $                        11.74
Assets, end of period $                               --
Investment income ratio*                            9.69%
Total return, lowest to highest**         9.16% to 11.71%

--------
++xxx Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006. Fund available in prior year but no activity.

                                                                Sub-Account
                                         ----------------------------------------------------------
                                                       Strategic Value Trust Series 1
                                         ----------------------------------------------------------
                                           Year Ended   Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 xxx Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         -------------- ---------- ---------- ---------- ----------
Units, beginning of period                    2,091        1,052        846       611          90
Units issued                                    575        1,156        333       578         667
Units redeemed                               (2,666)        (117)      (127)     (343)       (146)
                                             ------       ------     ------     -----      ------
Units, end of period                             --        2,091      1,052       846         611
                                             ======       ======     ======     =====      ======
Unit value, end of period $                   13.17        11.80      11.84     10.03        7.79
Assets, end of period $                          --       24,679     12,448     8,487       4,758
Investment income ratio*                       3.05%        0.70%      0.34%     0.02%       0.00%
Total return, lowest to highest**             11.62%       (0.30)%    17.98%    28.77%     (27.20)%

--------
xxx Terminated as an investment option and funds transferred to Large Cap Value
    Trust on December 4, 2006.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                          Total Return
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                          --
Units issued                                     9,738
Units redeemed                                     (11)
                                         -------------
Units, end of period                             9,727
                                         =============
Unit value, end of period $                      11.39
Assets, end of period $                        110,819
Investment income ratio*                          0.00%
Total return, lowest to highest**        3.67% to 4.15%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                      Total Return Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 19,031     15,097     18,923     15,105      5,178
Units issued                                5,551      5,524      4,332      5,867     10,898
Units redeemed                             (2,653)    (1,590)    (8,158)    (2,049)      (971)
                                          -------    -------    -------    -------    -------
Units, end of period                       21,929     19,031     15,097     18,923     15,105
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 19.04      18.37      17.93      17.08      16.27
Assets, end of period $                   417,436    349,701    270,713    323,303    245,736
Investment income ratio*                     3.09%      2.26%      3.90%      2.43%      2.44%
Total return, lowest to highest**            3.60%      2.48%      4.96%      5.01%      9.52%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                               Sub-Account
                                         ------------------------
                                         Total Stock Market Index
                                              Trust Series 0
                                         ------------------------
                                                Year Ended
                                              Dec. 31/06 ++
                                         ------------------------
Units, beginning of period                                --
Units issued                                           2,623
Units redeemed                                        (2,574)
                                             ---------------
Units, end of period                                      49
                                             ===============
Unit value, end of period $                            46.25
Assets, end of period $                                2,305
Investment income ratio*                                0.00%
Total return, lowest to highest**            12.21% to 15.33%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                Total Stock Market Index Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 13,380     12,766     10,326      6,973      1,864
Units issued                                1,665      2,486      2,913      3,839      5,698
Units redeemed                             (7,527)    (1,872)      (473)      (486)      (589)
                                          -------    -------    -------    -------     ------
Units, end of period                        7,518     13,380     12,766     10,326      6,973
                                          =======    =======    =======    =======     ======
Unit value, end of period $                 13.94      12.09      11.44      10.24       7.84
Assets, end of period $                   104,768    161,733    146,010    105,687     54,673
Investment income ratio*                     0.90%      1.05%      0.57%      0.00%      1.12%
Total return, lowest to highest**           15.29%      5.70%     11.73%     30.55%    (21.29)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                           U.S. Core
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                         19
Units redeemed                                       (9)
                                         --------------
Units, end of period                                 10
                                         ==============
Unit value, end of period $                       11.49
Assets, end of period $                             111
Investment income ratio*                           0.15%
Total return, lowest to highest**        9.26% to 10.74%

--------
++  Fund available in prior year but no activity.

                                                                Sub-Account
                                         ----------------------------------------------------------
                                                          U.S. Core Trust Series 1
                                         ----------------------------------------------------------
                                           Year Ended   Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 (j) Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         -------------- ---------- ---------- ---------- ----------
Units, beginning of period                   51,833       54,972     66,744     62,157     48,091
Units issued                                  5,763        4,715      6,641     11,273     46,527
Units redeemed                               (4,900)      (7,854)   (18,413)    (6,686)   (32,461)
                                            -------      -------    -------    -------    -------
Units, end of period                         52,696       51,833     54,972     66,744     62,157
                                            =======      =======    =======    =======    =======
Unit value, end of period $                   10.71         9.81       9.61       9.00       7.11
Assets, end of period $                     564,068      508,201    528,253    600,702    441,927
Investment income ratio*                       1.20%        1.37%      0.83%      0.93%      0.57%
Total return, lowest to highest**              9.17%        2.03%      6.77%     26.59%    (24.33)%

--------
(j) Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                Sub-Account
                                         --------------------------
                                         U.S. Global Leaders Growth
                                               Trust Series 0
                                         --------------------------
                                                 Year Ended
                                               Dec. 31/06 ++
                                         --------------------------
Units, beginning of period                                --
Units issued                                              59
Units redeemed                                           (10)
                                               -------------
Units, end of period                                      49
                                               =============
Unit value, end of period $                            11.10
Assets, end of period $                                  542
Investment income ratio*                                0.00%
Total return, lowest to highest**              1.81% to 6.90%

--------
++  Fund available in prior year but no activity.

                                               Sub-Account
                                         --------------------------
                                         U.S. Global Leaders Growth
                                              Trust Series 1
                                         --------------------------
                                         Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05 ^^
                                         ----------- --------------
Units, beginning of period                    753           --
Units issued                                2,599          979
Units redeemed                             (1,243)        (226)
                                           ------       ------
Units, end of period                        2,109          753
                                           ======       ======
Unit value, end of period $                 13.58        13.34
Assets, end of period $                    28,655       10,050
Investment income ratio*                     0.00%        0.21%
Total return, lowest to highest**            1.81%        0.87%

--------
^^ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                                Sub-Account
                                         --------------------------
                                         U.S. Government Securities
                                               Trust Series 0
                                         --------------------------
                                                 Year Ended
                                               Dec. 31/06 ++
                                         --------------------------
Units, beginning of period                                --
Units issued                                          16,342
Units redeemed                                        (8,141)
                                               -------------
Units, end of period                                   8,201
                                               =============
Unit value, end of period $                            12.24
Assets, end of period $                              100,361
Investment income ratio*                                0.00%
Total return, lowest to highest**              4.39% to 4.74%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                               U.S. Government Securities Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 35,208     30,248     34,492     26,203     12,983
Units issued                               11,430      9,760     11,561     12,842     15,867
Units redeemed                             (8,300)    (4,800)   (15,805)    (4,553)    (2,647)
                                          -------    -------    -------    -------    -------
Units, end of period                       38,338     35,208     30,248     34,492     26,203
                                          =======    =======    =======    =======    =======
Unit value, end of period $                 14.24      13.64      13.43      13.05      12.83
Assets, end of period $                   545,946    480,306    406,225    450,219    336,205
Investment income ratio*                     5.05%      1.62%      1.90%      2.94%      3.35%
Total return, lowest to highest**            4.39%      1.58%      2.88%      1.73%      7.99%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                             Sub-Account
                                         --------------------
                                         U.S. High Yield Bond
                                            Trust Series 0
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of period                             --
Units issued                                       17,899
Units redeemed                                     (8,947)
                                            -------------
Units, end of period                                8,952
                                            =============
Unit value, end of period $                         11.42
Assets, end of period $                           102,207
Investment income ratio*                             0.00%
Total return, lowest to highest**           6.52% to 9.60%

--------
++  Fund available in prior year but no activity.

                                             Sub-Account
                                         --------------------
                                         U.S. High Yield Bond
                                            Trust Series 1
                                         --------------------
                                              Year Ended
                                            Dec. 31/06 ++
                                         --------------------
Units, beginning of period                          --
Units issued                                     1,115
Units redeemed                                     (15)
                                                ------
Units, end of period                             1,100
                                                ======
Unit value, end of period $                      14.25
Assets, end of period $                         15,680
Investment income ratio*                          0.00%
Total return, lowest to highest**                 9.57%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                          Sub-Account
                                         --------------
                                         U.S. Large Cap
                                         Trust Series 0
                                         --------------
                                           Year Ended
                                         Dec. 31/06 ++
                                         --------------
Units, beginning of period                           --
Units issued                                     20,456
Units redeemed                                      (15)
                                         --------------
Units, end of period                             20,441
                                         ==============
Unit value, end of period $                       12.41
Assets, end of period $                         253,599
Investment income ratio*                           0.00%
Total return, lowest to highest**        7.78% to 10.68%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                     U.S. Large Cap Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 19,526     19,069      9,388      5,165      2,818
Units issued                                3,532      4,083     11,081      5,729      3,225
Units redeemed                             (1,987)    (3,626)    (1,400)    (1,506)      (878)
                                          -------    -------    -------    -------     ------
Units, end of period                       21,071     19,526     19,069      9,388      5,165
                                          =======    =======    =======    =======     ======
Unit value, end of period $                 16.89      15.26      14.43      13.19       9.62
Assets, end of period $                   355,928    298,078    275,100    123,810     49,694
Investment income ratio*                     0.54%      0.41%      0.22%      0.31%      0.25%
Total return, lowest to highest**           10.66%      5.81%      9.39%     37.06%    (25.18)%

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ---------------
                                            Utilities
                                          Trust Series 0
                                         ---------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                       4,217
Units redeemed                                    (1,271)
                                         ---------------
Units, end of period                               2,946
                                         ===============
Unit value, end of period $                        15.17
Assets, end of period $                           44,689
Investment income ratio*                            1.33%
Total return, lowest to highest**        25.74% to 31.06%

--------
++  Fund available in prior year but no activity.

                                                          Sub-Account
                                         ----------------------------------------------
                                                    Utilities Trust Series 1
                                         ----------------------------------------------
                                         Year Ended Year Ended Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ++
                                         ---------- ---------- ---------- -------------
Units, beginning of period                  2,818      1,035        602          --
Units issued                                2,381      1,879        479         626
Units redeemed                               (220)       (96)       (46)        (24)
                                           ------     ------     ------       -----
Units, end of period                        4,979      2,818      1,035         602
                                           ======     ======     ======       =====
Unit value, end of period $                 19.04      14.54      12.44        9.61
Assets, end of period $                    94,806     40,963     12,883       5,786
Investment income ratio*                     2.39%      0.52%      1.09%       0.00%
Total return, lowest to highest**           31.00%     16.82%     29.42%      34.54%

--------
++  Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B

7. Financial Highlights

                                           Sub-Account
                                         ---------------
                                              Value
                                          Trust Series 0
                                         ---------------
                                            Year Ended
                                          Dec. 31/06 ++
                                         ---------------
Units, beginning of period                            --
Units issued                                       2,006
Units redeemed                                    (1,780)
                                         ---------------
Units, end of period                                 226
                                         ===============
Unit value, end of period $                        13.90
Assets, end of period $                            3,141
Investment income ratio*                            0.00%
Total return, lowest to highest**        13.77% to 21.03%

--------
++  Fund available in prior year but no activity.

                                                              Sub-Account
                                         ------------------------------------------------------
                                                          Value Trust Series 1
                                         ------------------------------------------------------
                                         Year Ended Year Ended Year Ended Year Ended Year Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                         ---------- ---------- ---------- ---------- ----------
Units, beginning of period                 15,540     16,069     14,870     10,345      6,187
Units issued                                3,113      2,110      5,425      5,715      5,628
Units redeemed                             (2,608)    (2,639)    (4,226)    (1,190)    (1,470)
                                          -------    -------    -------    -------     ------
Units, end of period                       16,045     15,540     16,069     14,870     10,345
                                          =======    =======    =======    =======     ======
Unit value, end of period $                 20.40      16.85      14.97      13.00       9.37
Assets, end of period $                   327,277    261,861    240,568    193,282     96,909
Investment income ratio*                     0.37%      0.60%      0.53%      1.06%      0.71%
Total return, lowest to highest**           21.05%     12.56%     15.18%     38.75%    (22.80)%

      John Hancock Life Insurance Company of New York Separate Account B

--------
(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

      John Hancock Life Insurance Company of New York Separate Account B

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                               Dividend Income  Capital Gain
                                                                 Distribution   Distribution       Total
                                                             ----------------- -------------- ---------------
Sub-account                                                   2006     2005     2006   2005    2006    2005
-----------                                                   ------   ------  ------ ------- ------- -------
500 Index Trust B Series 0                                   $  224       --       -- $   224 $   224 $   224
500 Index Trust Series 1                                      6,374    9,933       --      --   6,374   9,933
Active Bond Trust Series 0                                       --       --       --      --      --      --
Active Bond Trust Series 1                                    9,041       --       --     684   9,041     684
Aggressive Growth Trust Series 1                                 --       --       --      --      --      --
All Asset Portfolio Series 1                                    921       --       49      --     970      --
All Cap Core Trust Series 1                                     849    1,031       --      --     849   1,031
All Cap Growth Trust Series 0                                    --       --       --      --      --      --
All Cap Growth Trust Series 1                                    --       --       --      --      --      --
All Cap Value Trust Series 0                                     --       --       --      --      --      --
All Cap Value Trust Series 1                                  1,336      616   29,785   4,323  31,121   4,939
American Blue Chip Income and Growth Trust Series 1              88       21      270     761     358     782
American Bond Trust Series 1                                     --       --       --      --      --      --
American Growth Trust Series 1                                  529       --    1,121      23   1,650      23
American Growth-Income Trust Series 1                         7,821    2,118      837     650   8,658   2,768
American International Trust Series 1                         1,798      218    2,064   2,342   3,862   2,560
Blue Chip Growth Trust Series 0                                   2       --       --      --       2      --
Blue Chip Growth Trust Series 1                               1,236    2,236       --      --   1,236   2,236
Bond Index Trust B Series 0                                      --       --       --      --      --      --
Capital Appreciation Trust Series 0                              --       --       --      --      --      --
Capital Appreciation Trust Series 1                              --       --    1,602      --   1,602      --
Classic Value Trust Series 0                                    108       --      174      --     282      --
Classic Value Trust Series 1                                     17        2       32      16      49      18
Core Bond Trust Series 1                                         --       --       --      --      --      --
Core Equity Trust Series 0                                       --       --       --      --      --      --
Diversified Bond Trust Series 1                                  --   10,822       --   1,419      --  12,241
Dynamic Growth Trust Series 1                                    --       --       --      --      --      --
Emerging Growth Trust Series 0                                   --       --       16      --      16      --
Emerging Growth Trust Series 1                                   --       --    5,452      --   5,452      --
Emerging Small Company Trust Series 0                            --       --        1      --       1      --
Emerging Small Company Trust Series 1                            --       --    3,071      --   3,071      --
Equity Index Trust Series 1                                      --      300       --      --      --     300
Equity-Income Trust Series 0                                     --       --       --      --      --      --
Equity-Income Trust Series 1                                  6,733    4,794   27,705  13,250  34,438  18,044
Financial Services Trust Series 0                                --       --       --      --      --      --
Financial Services Trust Series 1                               399      342        2      --     401     342
Fundamental Value Trust Series 0                                 --       --       --      --      --      --
Fundamental Value Trust Series 1                              2,689      769   11,194      --  13,883     769
Global Allocation Trust Series 0                                 --       --       --      --      --      --
Global Allocation Trust Series 1                                293      384       --      --     293     384
Global Bond Trust Series 0                                       --       --       --      --      --      --

      John Hancock Life Insurance Company of New York Separate Account B

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                             Dividend Income  Capital Gain
                                                              Distribution    Distribution       Total
                                                             --------------- -------------- ---------------
Sub-account                                                   2006    2005    2006    2005   2006    2005
-----------                                                  ------- ------- ------- ------ ------- -------
Global Bond Trust Series 1                                        --   7,308   3,118  1,325   3,118   8,633
Global Trust Series 0                                             --      --      --     --      --      --
Global Trust Series 1                                          2,280   1,661      --     --   2,280   1,661
Growth & Income Trust Series 0                                    --      --      --     --      --      --
Health Sciences Trust Series 0                                    --      --       3     --       3      --
Health Sciences Trust Series 1                                    --      --  15,373  8,744  15,373   8,744
High Yield Trust Series 0                                         --      --      --     --      --      --
High Yield Trust Series 1                                      9,258   7,772      --     --   9,258   7,772
Income & Value Trust Series 1                                  3,336   2,307      --     --   3,336   2,307
International Core Trust Series 0                                 --      --      --     --      --      --
International Core Trust Series 1                                599     435   4,560     --   5,159     435
International Equity Index Trust A Series 1                      899     378     910  3,625   1,809   4,003
International Equity Index Trust B Series 0                       --      --      --     --      --      --
International Opportunities Trust Series 0                        --      --      --     --      --      --
International Opportunities Trust Series 1                        62      --     560     --     622      --
International Small Cap Trust Series 0                            --      --      --     --      --      --
International Small Cap Trust Series 1                         1,258     643      --     --   1,258     643
International Value Trust Series 0                               153      --     358     --     511      --
International Value Trust Series 1                             5,202   1,745  12,481  2,284  17,683   4,029
Investment Quality Bond Trust Series 0                             8      --      --     --       8      --
Investment Quality Bond Trust Series 1                        24,361  18,414      --     --  24,361  18,414
Large Cap Growth Trust Series 0                                   --      --      --     --      --      --
Large Cap Growth Trust Series 1                                  770   1,358      --     --     770   1,358
Large Cap Trust Series 0                                          --      --      --     --      --      --
Large Cap Trust Series 1                                           8      --      79     --      87      --
Large Cap Value Trust Series 0                                    38      --     626     --     664      --
Large Cap Value Trust Series 1                                   569      --  10,203     --  10,772      --
Lifestyle Aggressive Trust Series 0                               16      --      42     --      58      --
Lifestyle Aggressive Trust Series 1                            5,929     693  15,699    529  21,628   1,222
Lifestyle Balanced Trust Series 0                              1,189      --     232     --   1,421      --
Lifestyle Balanced Trust Series 1                            219,545 142,069 261,443 57,611 480,988 199,680
Lifestyle Conservative Trust Series 0                             50      --      --     --      50      --
Lifestyle Conservative Trust Series 1                         14,141  11,888   9,118  7,653  23,259  19,541
Lifestyle Growth Trust Series 0                                1,678      --   1,059     --   2,737      --
Lifestyle Growth Trust Series 1                               84,471  12,469  96,319  2,666 180,790  15,135
Lifestyle Moderate Trust Series 0                                121      --      60     --     181      --
Lifestyle Moderate Trust Series 1                             28,908  21,432  28,509 14,955  57,417  36,387
Managed Trust Series 0                                            --      --      --     --      --      --
Mid Cap Core Trust Series 0                                        8      --     106     --     114      --
Mid Cap Core Trust Series 1                                      122      --   1,647    771   1,769     771
Mid Cap Index Trust Series 0                                      --      --      --     --      --      --

      John Hancock Life Insurance Company of New York Separate Account B

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                                Dividend
                                                                 Income     Capital Gain
                                                              Distribution  Distribution      Total
                                                             -------------- ------------- --------------
Sub-account                                                   2006    2005   2006   2005   2006    2005
-----------                                                  ------- ------ ------ ------ ------- ------
Mid Cap Index Trust Series 1                                     745    639  5,211  4,169   5,956  4,808
Mid Cap Stock Trust Series 0                                      --     --     --     --      --     --
Mid Cap Stock Trust Series 1                                      --     -- 11,468  6,645  11,468  6,645
Mid Cap Value Trust Series 0                                      --     --      3     --       3     --
Mid Cap Value Trust Series 1                                   1,719    813 40,887  6,209  42,606  7,022
Mid Value Trust Series 0                                          --     --     --     --      --     --
Money Market Trust B Series 0                                  9,965     --     --     --   9,965     --
Money Market Trust Series 1                                  130,233 71,012     --     -- 130,233 71,012
Natural Resources Trust Series 0                                  45     --  1,423     --   1,468     --
Natural Resources Trust Series 1                                 717     -- 24,050  1,350  24,767  1,350
Overseas Equity Trust Series 0                                    --     --     --     --      --     --
Overseas Trust                                                    --    211     --     --      --    211
Pacific Rim Trust Series 0                                        --     --     --     --      --     --
Pacific Rim Trust Series 1                                     1,360     87     --     --   1,360     87
Quantitative All Cap Trust Series 1                              344    188  2,568  1,323   2,912  1,511
Quantitative Mid Cap Trust Series 1                               --     -- 28,861     --  28,861     --
Quantitative Value Trust Series 0                                 --     --     --     --      --     --
Real Estate Securities Trust Series 0                            145     --  1,352     --   1,497     --
Real Estate Securities Trust Series 1                          6,953  5,288 66,343 36,453  73,296 41,741
Real Return Bond Trust Series 0                                   --     --     --     --      --     --
Real Return Bond Trust Series 1                                  236     --    178    313     414    313
Science & Technology Trust Series 0                               --     --     --     --      --     --
Science & Technology Trust Series 1                               --     --     --     --      --     --
Short-Term Bond Trust Series 0                                    --     --     --     --      --     --
Small Cap Growth Trust Series 0                                   --     --     --     --      --     --
Small Cap Index Trust Series 0                                    --     --     --     --      --     --
Small Cap Index Trust Series 1                                   658    587  3,559  3,969   4,217  4,556
Small Cap Opportunities Trust Series 0                            --     --     --     --      --     --
Small Cap Opportunities Trust Series 1                           606     --  2,266     47   2,872     47
Small Cap Trust Series 0                                          --     --     --     --      --     --
Small Cap Trust Series 1                                          --     --    642     --     642     --
Small Cap Value Trust Series 0                                    --     --     --     --      --     --
Small Company Blend Trust Series 1                                --     --     --     --      --     --
Small Company Trust Series 1                                      --     --  1,729     --   1,729     --
Small Company Value Trust Series 0                                --     --      4     --       4     --
Small Company Value Trust Series 1                               325  1,153 74,997  6,853  75,322  8,006
Special Value Trust Series 0                                      --     --     --     --      --     --
Special Value Trust Series 1                                       5     --  1,691     25   1,696     25
Strategic Bond Trust Series 0                                     --     --     --     --      --     --
Strategic Bond Trust Series 1                                 14,770  5,263     --     --  14,770  5,263
Strategic Growth Trust Series 1                                   --     --     --    219      --    219

      John Hancock Life Insurance Company of New York Separate Account B

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                               Dividend Income Capital Gain
                                                                 Distribution  Distribution      Total
                                                             ----------------- ------------- -------------
Sub-account                                                   2006     2005     2006   2005   2006   2005
-----------                                                  --------- ------- ------ ------ ------ ------
Strategic Income Trust Series 0                                   3       --       --     --      3     --
Strategic Income Trust Series 1                               1,094      282        8     17  1,102    299
Strategic Opportunities Trust Series 1                           21      859       --     --     21    859
Strategic Value Trust Series 0                                   --       --        5     --      5     --
Strategic Value Trust Series 1                                  911      117    8,132  1,432  9,043  1,549
Total Return Trust Series 0                                      --       --       --     --     --     --
Total Return Trust Series 1                                  11,169    6,971       --  7,181 11,169 14,152
Total Stock Market Index Trust Series 0                          --       --       --     --     --     --
Total Stock Market Index Trust Series 1                         948    1,592      508     --  1,456  1,592
U.S. Core Trust Series 0                                         --       --        1     --      1     --
U.S. Core Trust Series 1                                      6,373    6,998   61,260 10,851 67,633 17,849
U.S. Global Leaders Growth Trust Series 0                        --       --       --     --     --     --
U.S. Global Leaders Growth Trust Series 1                        --       16      199    170    199    186
U.S. Government Securities Trust Series 0                        --       --       --     --     --     --
U.S. Government Securities Trust Series 1                    26,622    7,275       --  7,692 26,622 14,967
U.S. High Yield Bond Trust Series 0                              --       --       --     --     --     --
U.S. High Yield Bond Trust Series 1                              --       --       --     --     --     --
U.S. Large Cap Trust Series 0                                    --       --       --     --     --     --
U.S. Large Cap Trust Series 1                                 1,781    1,114       --     --  1,781  1,114
Utilities Trust Series 0                                        186       --      957     --  1,143     --
Utilities Trust Series 1                                      1,811      169    9,472  2,164 11,283  2,333
Value Trust Series 0                                             --       --       --     --     --     --
Value Trust Series 1                                          1,128    1,459   41,791     -- 42,919  1,459

PART C
OTHER INFORMATION

Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I (now referred to as Separate Account B). Incorporated by reference to exhibit A (1) file number 333-33351 filed with the Commission on August 11, 1997 on behalf of FNAL.

     (b) Not applicable.

     (c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and Manulife Financial Securities LLC dated January 1, 2002 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (2) Form of General Agent Servicing Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent Selling Agreement by and among John Hancock Life Insurance, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York
and John Hancock Distributors. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007

     (d) Form of Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit (A)(5) to pre-effective amendment number 1 to this Registration Statement on Form S-6, filed with the Commission on May 23, 2002.

     (e) Form of Application for a Flexible Premium Variable Life Insurance Policy incorporated by reference to Exhibit A(8)(a) to pre-effective amendment number 1 file number 333-33351 filed with the Commission on March 16, 1998.

     (f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992. Incorporated by reference to Exhibit
(6)(A)(I) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (a) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992. Incorporated by reference to Exhibit (6)(A)(II) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 17, 1997. Incorporated by reference to Exhibit (6)(A)(III) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (c) Form of Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York). Incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (a) Secretary's Certificate of Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

     (h) (1) Form of Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John
Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007

     (2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New
York) and The Manufacturers Life Insurance Company dated October 1, 1997 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000 . Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in Apirl, 2007.

     (j) Not Applicable.

     (k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel of The Manufacturers Life Insurance Company of New York dated April 9, 2001. Incorporated by reference to Exhibit (2)(a) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consents of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit
(a)(6) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

 (i) Powers of Attorney for Marc Costantini, James D. Gallagher, and Bruce Speca are incorporated by reference to post-effective amendment number 5 file number 333-85296 filed with the Commission on April 28, 2006.

     (ii) Powers of Attorney for Thomas Borshoff, Steven A. Finch, Ruth Ann Fleming, William P. Hicks III, Katherine MacMillan, Neil M. Merkl, Lynne Patterson, Bradford J. Race, Jr, Diana Scott, Robert L. Ullmann are filed herewith.

Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK as of 1-Apr-07

Name and Principal Business Address        Position with Depositor
-------------------------------------      ---------------------------------------------------
Directors
Thomas Borshoff
3 Robin Drive
Rochester, NY 14618 .................      Director
Marc Costantini
601 Congress Street
Boston, MA 02210 ....................      Director
Steve A. Finch
197 Clarendon Street
Boston, MA 02117 ....................      Director
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078 ...............      Director
James D. Gallagher
601 Congress Street
Boston, MA 02210 ....................      Director
William P. Hicks III
115 Perimeter Center Place, Suite 965
Atlanta, GA 30346 ...................      Director
Katherine MacMillan
250 Bloor Street, East
Toronto, Canada M4W1E5 ..............      Director
Neil M. Merkl
35-35 161st Street
Flushing, NY 11358 ..................      Director
Lynne Patterson
601 Congress Street
Boston, MA 02210 ....................      Director
Bradford J. Race, Jr.
136 East 64th Street
New York, NY 10021 ..................      Director
Diana Scott
601 Congress Street
Boston, MA 02210 ....................      Director
Bruce R. Speca
601 Congress Street
Boston, MA 02210 ....................      Director
Robert L. Ullmann
155 Seaport Boulevard
Boston, MA 02210 ....................      Director
Officers
James D. Gallagher ..................      Chairman and President
Emanuel Alves .......................      Secretary and Chief Administrative Officer
Richard Harris ......................      Appointed Actuary
Patricia Cassidy ....................      Illustration Actuary
Naveed Irshad .......................      Illustration Officer
Katherine MacMillan .................      Executive Vice President, Retirement Plan Services
Hugh McHaffie .......................      Executive Vice President, US Wealth Management
James Boyle .........................      Executive Vice President, US Insurance
Yiji Starr ..........................      Vice President and Chief Financial Officer
Patrick Gill ........................      Controller
Brooks Tingle .......................      Insurance Administration
Jill Rebman .........................      Insurance Administration
Gregory Mack ........................      Vice President, Distribution

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock NY, operated as a unit investment trust. Registrant supports benefits payable under John Hancock NY's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock NY as of December 31, 2006 appears below:

     Subsidiary Name

Cavalier Cable, Inc.
John Hancock Investment Management Services, LLC
Manulife Service Corporation
Ennal, Inc.
John Hancock Distributors, LLC
Ironside Venture Partners I LLC
Ironside Venture Partners II LLC

Item 30. Indemnification

     The Form of Selling Agreement or Service Agreement between John Hancock Distributors, LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors, LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney's fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

     Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company                              Capacity in Which Acting
--------------------------------------------------      -------------------------
John Hancock Variable Life Separate Account S ....      Principal Underwriter
John Hancock Variable Life Separate Account U ....      Principal Underwriter
John Hancock Variable Life Separate Account V ....      Principal Underwriter
John Hancock Variable Life Separate Account UV ...      Principal Underwriter
John Hancock Variable Annuity Separate Account I .      Principal Underwriter
John Hancock Variable Annuity Separate Account JF       Principal Underwriter
John Hancock Variable Annuity Separate Account U .      Principal Underwriter
John Hancock Variable Annuity Separate Account V .      Principal Underwriter
John Hancock Variable Annuity Separate Account H .      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ...............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ...............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ...............................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC as of April 1, 2007.

Name                                   Title
---------------------------------      -----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC

 The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to
Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

 The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant`s depositor, and JHVLICO (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 25th day of April, 2007.

                JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                               SEPARATE ACCOUNT B
                                  (Registrant)

                JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                           By: /s/ James D. Gallagher
                              ------------------
                               James D. Gallagher
                           Principal Executive Officer

                JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                                   (Depositor)

                           By: /s/ James D. Gallagher
                              ------------------
                               James D. Gallagher

                           Principal Executive Officer

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2007

/s/ Patrick Gill                      Controller
------------------------------
Patrick Gill
/s/Yiji Starr                         Vice President and Chief Financial Officer
------------------------------
Yiji Starr
*                                     Director
------------------------------
Thomas Borshoff
*                                     Director
------------------------------
Marc Costantini
*                                     Director
------------------------------
Seven A. Finch
*                                     Director
------------------------------
Ruth Ann Fleming
*                                     Director
------------------------------
James D. Gallagher
*                                     Director
------------------------------
William P. Hicks III
*                                     Director
------------------------------
Katherine MacMillan
*                                     Director
------------------------------
Neil M. Merkl
*                                     Director
------------------------------
Lynne Patterson
*                                     Director
------------------------------
Bradford J. Race, Jr.
*                                     Director
------------------------------
Diana Scott
*                                     Director
------------------------------
Bruce R. Speca
*                                     Director
------------------------------
Robert L. Ullmann
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney

                     Prospectus Supplement Dated May 1, 2007

     This prospectus supplement is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York ("John Hancock NY") and offering interests in John Hancock Variable Life Account B (the "Account" or "Separate Account").

     This supplement describes the changes that have been made in the product prospectuses pertaining to variable investment options that are available. Please note that certain of the investment options described in this prospectus supplement may not be available to you under your policy.

1. The prospectuses for the VUL Accumulator, VUL Protector, and SPVL products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index A
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation

American Growth
U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Company Value
Special Value
Mid Cap Value
Value
All Cap Value
500 Index
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value

American Growth-Income
Equity-Income
American Blue Chip Income & Growth
Income & Value
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Core Bond
Active Bond
U.S. Government Securities
Money Market
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

2. The last two tables appearing in the section entitled "FEE TABLES" are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

     The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio`s average net assets for 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectuses for the portfolios.

     Annual Operating Expense of the Portfolios

   (Expenses that are Deducted from Portfolio Assets)     Minimum    Maximum
   --------------------------------------------------     -------    -------
 Expenses that are deducted from the portfolio assets,
 including advisory fees, Rule 12b-1 fees
 and other expenses                                        0.49%      1.62%

     The next table describes fees and expenses for each of the portfolios. Except as indicated in the footnotes appearing at the end of the table, the expenses are expressed as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolio.

Portfolio Annual Expenses

                                               Management        12b-1          Other              Total
Portfolio                                         Fees            Fees        Expenses        Annual Expenses
----------------------------------------      ------------      -------      ----------      ----------------
 Science & TechnologyA .................         1.05%           0.05%         0.08%               1.18%
 Emerging Markets ValueB ...............         0.96%           0.05%         0.16%               1.17%
 Pacific Rim ...........................         0.80%           0.05%         0.22%               1.07%
 Health SciencesA ......................         1.05%           0.05%         0.09%               1.19%
 Emerging GrowthC ......................         0.80%           0.05%         0.77%               1.62%
 Emerging Small CompanyD ...............         0.97%           0.05%         0.05%               1.07%
 Small Cap .............................         0.85%           0.05%         0.06%               0.96%
 Small Cap Index .......................         0.48%           0.05%         0.04%               0.57%
 Dynamic GrowthD .......................         0.90%           0.05%         0.06%               1.01%
 Mid Cap Stock .........................         0.84%           0.05%         0.04%               0.93%
 Natural Resources .....................         1.00%           0.05%         0.06%               1.11%
 All Cap Growth ........................         0.85%           0.05%         0.05%               0.95%
 Financial Services ....................         0.82%           0.05%         0.04%               0.91%
 International Opportunities ...........         0.89%           0.05%         0.13%               1.07%
 International Small Cap ...............         0.92%           0.05%         0.19%               1.16%
 International Equity Index AE .........         0.54%           0.05%         0.02%               0.61%
 American InternationalF ...............         0.50%           0.60%         0.08%               1.18%
 International Value ...................         0.82%           0.05%         0.11%               0.98%
 International Core ....................         0.89%           0.05%         0.10%               1.04%
 Quantitative Mid CapB .................         0.74%           0.05%         0.13%               0.92%
 Mid Cap Index .........................         0.48%           0.05%         0.04%               0.57%
 Mid Cap IntersectionB .................         0.87%           0.05%         0.07%               0.99%
 GlobalC ...............................         0.82%           0.05%         0.14%               1.01%
 Capital Appreciation ..................         0.75%           0.05%         0.03%               0.83%
 American GrowthF ......................         0.32%           0.60%         0.05%               0.97%
 U.S. Global Leaders Growth ............         0.69%           0.05%         0.03%               0.77%
 Quantitative All Cap ..................         0.71%           0.05%         0.05%               0.81%
 All Cap Core ..........................         0.78%           0.05%         0.05%               0.88%
 Total Stock Market Index ..............         0.49%           0.05%         0.03%               0.57%
 Blue Chip GrowthA .....................         0.81%           0.05%         0.02%               0.88%
 U.S. Large Cap ........................         0.83%           0.05%         0.03%               0.91%

                                               Management        12b-1          Other              Total
Portfolio                                         Fees            Fees        Expenses        Annual Expenses
----------------------------------------      ------------      -------      ----------      ----------------
 Core Equity ...........................         0.78%           0.05%         0.05%               0.88%
 Large Cap ValueD ......................         0.82%           0.05%         0.08%               0.95%
 Classic Value .........................         0.80%           0.05%         0.11%               0.96%
 Utilities .............................         0.83%           0.05%         0.12%               1.00%
 Real Estate Securities ................         0.70%           0.05%         0.03%               0.78%
 Small Cap Opportunities ...............         0.99%           0.05%         0.03%               1.07%
 Small Company ValueA ..................         1.02%           0.05%         0.05%               1.12%
 Special ValueD/E ......................         0.97%           0.05%         0.07%               1.09%
 Mid Cap Value .........................         0.86%           0.05%         0.04%               0.95%
 Value .................................         0.74%           0.05%         0.05%               0.84%
 All Cap Value .........................         0.82%           0.05%         0.05%               0.92%
 500 Index .............................         0.46%           0.05%         0.03%               0.54%
 500 Index BC (NAV Class) ..............         0.46%           0.00%         0.03%               0.49%
 Fundamental Value .....................         0.77%           0.05%         0.04%               0.86%
 U.S. Core .............................         0.76%           0.05%         0.06%               0.87%
 Large CapD ............................         0.72%           0.05%         0.01%               0.78%
 Quantitative Value ....................         0.68%           0.05%         0.05%               0.78%
 American Growth-IncomeF ...............         0.27%           0.60%         0.04%               0.91%
 Equity-Income .........................         0.81%           0.05%         0.03%               0.89%
 American Blue Chip Income & GrowthF ...         0.42%           0.60%         0.05%               1.07%
 Income & Value ........................         0.79%           0.05%         0.07%               0.91%
 PIMCO VIT All AssetG ..................         0.79%           0.25%         0.45%               1.49%
 Global Allocation .....................         0.85%           0.05%         0.13%               1.03%
 High Yield ............................         0.66%           0.05%         0.05%               0.76%
 U.S. High Yield Bond ..................         0.73%           0.05%         0.02%               0.80%
 Strategic Bond ........................         0.68%           0.05%         0.07%               0.80%
 Strategic Income ......................         0.71%           0.05%         0.14%               0.90%
 Global Bond ...........................         0.70%           0.05%         0.10%               0.85%
 Investment Quality Bond ...............         0.60%           0.05%         0.07%               0.72%
 Total Return ..........................         0.70%           0.05%         0.06%               0.81%
 American BondF ........................         0.41%           0.60%         0.04%               1.05%
 Real Return BondH .....................         0.70%           0.05%         0.07%               0.82%
 Core Bond .............................         0.67%           0.05%         0.12%               0.84%
 Active Bond ...........................         0.60%           0.05%         0.04%               0.69%
 U.S. Government SecuritiesD ...........         0.61%           0.05%         0.08%               0.74%
 Money Market ..........................         0.48%           0.05%         0.03%               0.56%
 Lifestyle AggressiveE .................         0.94%           0.05%         0.02%               1.01%
 Lifestyle GrowthE .....................         0.91%           0.05%         0.01%               0.97%
 Lifestyle BalancedE ...................         0.88%           0.05%         0.01%               0.94%
 Lifestyle ModerateE ...................         0.85%           0.05%         0.02%               0.92%
 Lifestyle ConservativeE ...............         0.82%           0.05%         0.02%               0.89%

AThe portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

The percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                       0.00%

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

BFor portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

CThe portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the 500 Index B, Emerging Growth, and Global portfolios would be 0.22%, 0.28%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.25%, 1.10%, and 1.01% respectively.

DThe management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

EThe "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index A and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.60%, 1.07%, 0.11%, 0.10%, 0.11%, 0.10%, and
0.11%, respectively.

FThe portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

G"Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

HThe portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust, and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolios.

3. The "TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS" is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series I shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                      Portfolio Manager
=========================      ====================================
 Science & Technology          T. Rowe Price Associates, Inc. and
                               RCM Capital Management LLC
 Emerging Markets Value         Dimensional Fund Advisors
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.), LLC
 Emerging Small Company         RCM Capital Management LLC
 Small Cap                     Independence Investments LLC
 Small Cap Index                MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                Deutsche Investment Management
                               Americas, Inc.
 Mid Cap Stock                  Wellington Management Company,
                               LLP
 Natural Resources             Wellington Management Company,
                               LLP

 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value         Seeks long-term capital appreciation by investing at least
                               80% of its net assets in companies associated with
                               emerging markets.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Emerging Small Company         Seeks long-term growth of capitalby investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Index* at the time of
                               purchase.
 Small Cap                     Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index                Seeks to approximate the aggregate total return of a small-
                               cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*
 Dynamic Growth                Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                  Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources             Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ==================================
 All Cap Growth                      AIM Capital Management, Inc.
 Financial Services                   Davis Selected Advisers, L.P.
 International Opportunities         Marsico Capital Management, LLC
 International Small Cap              Templeton Investment Counsel,
                                     LLC
 International Equity Index A        SSgA Funds Management, Inc.
 American International               Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 International Value                 Templeton Investment Counsel,
                                     LLC
 International Core                   Grantham, Mayo, Van Otterloo &
                                     Co. LLC
 Quantitative Mid Cap                MFC Global Investment
                                     Management (U.S.A.) Limited
 Mid Cap Index                        MFC Global Investment
                                     Management (U.S.A.) Limited

 Portfolio                            Investment Description
===============================      ===============================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index A        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 American International               Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.
 International Value                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
 International Core                   Seeks high total return by investing typically in a
                                     diversified portfolio of equity investments from developed markets other than the U.S.
 Quantitative Mid Cap                Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its total assets
                                     (plus any borrowings for investment purposes) in U.S. mid-
                                     cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                        Seeks to approximate the aggregate total return of a mid-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the S&P Mid Cap 400 Index*.

 Portfolio                          Portfolio Manager
=============================      ====================================
 Mid Cap Intersection              Wellington Management Company,
                                   LLP
 Global                             Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                    Capital Research Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Investment Management
                                   Americas Inc.
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited
 Blue Chip Growth                  T. Rowe Price Associates, Inc.
 U.S. Large Cap                     Capital Guardian Trust Company
 Core Equity                       Legg Mason Capital Management,
                                   Inc.

 Portfolio                          Investment Description
=============================      ================================================================
 Mid Cap Intersection              Seeks long- term growth of capital by investing in equity
                                   securities of medium size companies with significant
                                   capital appreciation potential.
 Global                             Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                    Seeks to make the shareholders' investment grow by
                                   investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                   Series. The Growth Fund invests primarily in common
                                   stocks of companies that appear to offer superior
                                   opportunities for growth of capital. The Growth Fund may
                                   also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                   included in the S&P 500 Index.*
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders".
 Quantitative All Cap               Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                   Russell 3000 Index*.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                  Seeks to achieve long-term growth of capital (current
                                   income is a secondary objective) by investing, under
                                   normal market conditions, at least 80% of the portfolio's
                                   total assets in the common stocks of large and medium-
                                   sized blue chip growth companies.
 U.S. Large Cap                     Seeks long-term growth of capital and income by investing
                                   the portfolio's assets, under normal market conditions,
                                   primarily in equity and equity-related securities of
                                   companies with market capitalization greater than $500
                                   million.
 Core Equity                       Seeks long-term capital growth by investing, under normal
                                   market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                   The subadviser seeks to purchase securities at large
                                   discounts to the subadviser's assessment of their intrinsic value.

 Portfolio                       Portfolio Manager
==========================      ==================================
 Large Cap Value                Blackrock Investment Management,
                                LLC
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Investment Management
                                Americas, Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Company Value             T. Rowe Price Associates, Inc.
 Special Value                  ClearBridge Advisors, LLC
 Mid Cap Value                   Lord, Abbett & Co. LLC
 Value                          Van Kampen
 All Cap Value                   Lord, Abbett & Co. LLC
 500 Index                      MFC Global Investment
                                Management (U.S.A.) Limited

 Portfolio                       Investment Description
==========================      ===============================================================
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large-cap companies
                                located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Company Value             Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with market
                                capitalizations that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value                  Seeks long-term capital growth by investing, under normal
                                circumstances, at least 80% of its net assets in common
                                stocks and other equity securities of companies whose
                                market capitalization at the time of investment is not
                                greater than the market capitalization of companies in the
                                Russell 2000 Value Index*.
 Mid Cap Value                   Seeks capital appreciation by investing, under normal
                                market conditions, at least 80% of the portfolio's net assets
                                (plus any borrowings for investment purposes) in mid-sized companies.
 Value                          Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                   Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                ranges that the subadviser believes are undervalued.
 500 Index                      Seeks to approximate the aggregate total return of a broad
                                U.S. domestic equity market index by attempting to track
                                the performance of the S&P 500 Stock Price Index.*

 Portfolio                               Portfolio Manager
==================================      ==================================
 500 Index B (NAV Shares)               MFC Global Investment
                                        Management (U.S.A.) Limited
 Fundamental Value                       Davis Selected Advisers, L.P.
 U.S. Core                              Grantham, Mayo, Van Otterloo &
                                        Co. LLC
 Large Cap                               UBS Global Asset Management
                                        (Americas) Inc.
 Quantitative Value                     MFC Global Investment
                                        Management (U.S.A.) Limited
 American Growth-Income                  Capital Research and Management
                                        Company (adviser to the American
                                        Funds Insurance Series)
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income               Capital Research and Management
 and Growth                             Company (adviser to the American
                                        Funds Insurance Series)
 Income & Value                         Capital Guardian Trust Company
 PIMCO VIT All Asset Portfolio           Pacific Investment Management
 (a series of the PIMCO Variable        Company, LLC
 Insurance Trust) (only Class M
 is available for sale)

 Portfolio                               Investment Description
==================================      ==============================================================
 500 Index B (NAV Shares)               Seeks to approximate the aggregate total return of a broad
                                        U.S. domestic equity market index by attempting to track
                                        the performance of the S&P 500 Stock Price Index.*
 Fundamental Value                       Seeks growth of capital by investing, under normal market
                                        conditions, primarily in common stocks of U.S. companies
                                        with market capitalizations of at least $10 billion. The
                                        portfolio may also invest in U.S. companies with smaller
                                        capitalizations.
 U.S. Core                              Seeks a high total return by investing primarily in
                                        investments tied economically to the U.S. including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                                        characteristics similar to companies that issue stocks
                                        included in the Index.
 Large Cap                               Seeks to maximize total return, consisting of capital
                                        appreciation and current income, by investing, under
                                        normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                                        securities of U.S. large-cap companies.
 Quantitative Value                     Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth-Income                  Seeks to make the shareholders' investment grow and
                                        provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                                        Growth-Income Fund, a series of American Funds
                                        Insurance Series. The Growth-Income Fund invests
                                        primarily in common stocks or other securities which
                                        demonstrate the potential for appreciation and/or dividends
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income               Seeks to produce income exceeding the average yield on
 and Growth                             U.S. stocks generally and to provide an opportunity for
                                        growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                        of American Funds Insurance Series. The Blue Chip
                                        Income and Growth Fund invests primarily in common
                                        stocks of larger, more established companies based in the
                                        U.S. with market capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 PIMCO VIT All Asset Portfolio           The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable        common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.

 Portfolio                       Portfolio Manager
==========================      ==================================
 Global Allocation              UBS Global Asset Management
                                (Americas) Inc.
 High Yield                      Western Asset Management
                                Company
 U.S. High Yield Bond           Wells Capital Management,
                                Incorporated
 Strategic Bond                  Western Asset Management
                                Company
 Strategic Income               MFC Global Investment
                                Management (U.S.), LLC
 Global Bond                     Pacific Investment Management
                                Company, LLC
 Investment Quality Bond        Wellington Management Company,
                                LLP
 Total Return                    Pacific Investment Management
                                Company, LLC
 American Bond                  Capital Research and Management
                                Company (adviser to the American
                                Funds Insurance Series)
 Real Return Bond                Pacific Investment Management
                                Company LLC

 Portfolio                       Investment Description
==========================      ===============================================================
 Global Allocation              Seeks total return, consisting of long-term capital
                                appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                outside the U.S.
 High Yield                      Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                including corporate bonds and other fixed-income
                                securities.
 U.S. High Yield Bond           Seeks total return with a high level of current income by
                                investing, under normal market conditions, primarily in
                                below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                preferred and other convertible securities and bank loans.
 Strategic Bond                  Seeks a high level of total return consistent with
                                preservation of capital by investing at least 80% of its net assets in fixed income securities.
 Strategic Income               Seeks a high level of current income by investing, under
                                normal market conditions, primarily in foreign government
                                and corporate debt securities from developed and emerging
                                markets, U.S. Government and agency securities, and U.S.
                                high yield bonds.
 Global Bond                     Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment
                                management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                may be denominated in non-U.S. currencies or in U.S.
                                dollars.
 Investment Quality Bond        Seeks a high level of current income consistent with the
                                maintenance of principal and liquidity, by investing in a
                                diversified portfolio of investment grade bonds.
                                Investments will tend to focus on corporate bonds and U.S.
                                Government bonds with intermediate to longer term
                                maturities.
 Total Return                    Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment
                                management, by investing, under normal market
                                conditions, at least 65% of the portfolio's assets in a
                                diversified portfolio of fixed income securities of varying maturities.
 American Bond                  Seeks to maximize current income and preserve capital by
                                investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                Seeks maximum return, consistent with preservation of
                                capital and prudent investment management, by investing,
                                under normal market conditions, at least 80% of its net
                                assets in inflation-indexed bonds of varying maturities
                                issued by the U.S. and non-U.S. governments and by
                                corporations.

 Portfolio                          Portfolio Manager
=============================      =============================
 Core Bond                         Wells Capital Management,
                                   Incorporated
 Active Bond                        Declaration Management &
                                   Research LLC and MFC Global
                                   Management (U.S.), LLC
 U.S. Government Securities        Western Asset Management
                                   Company
 Money Market                       MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Aggressive              MFC Global Investment
                                   Management (U.S.A.) Limited
                                   .
 Lifestyle Growth                   MFC Global Investment
                                   Management (U.S.A.) Limited
                                   .
 Lifestyle Balanced                MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Moderate                 MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Conservative            MFC Global Investment
                                   Management (U.S.A.) Limited

 Portfolio                          Investment Description
=============================      ==============================================================
 Core Bond                         Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities.
                                   including U.S. Government obligations, corporate bonds,
                                   mortgage-backed and other asset backed securities and
                                   money market instruments.
 Active Bond                        Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Money Market                       Seeks maximum current income consistent with
                                   preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive              Seeks to provide long-term growth of capital (current
                                   income is not a consideration) by investing 100% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in equity securities.
 Lifestyle Growth                   Seeks to provide long-term growth of capital with
                                   consideration also given to current income by investing
                                   approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                   income securities and approximately 80% of its assets in
                                   other portfolios of the Trust, which invest primarily in
                                   equity securities.
 Lifestyle Balanced                Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in fixed income securities and
                                   approximately 60% of its assets in other portfolios of the
                                   Trust which invest primarily in equity securities.
 Lifestyle Moderate                 Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in fixed income securities and
                                   approximately 40% of its assets in other portfolios of the
                                   Trust which invest primarily in equity securities.
 Lifestyle Conservative            Seeks to provide a high level of current income with some
                                   consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                   income securities and approximately 20% of its assets in
                                   other portfolios of the Trust, which invest primarily in
                                   equity securities.

"S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 3000 (Reg. TM)," and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire

Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

4. Insert the following disclosure to the section of the prospectus entitled "Transfers of Policy Value".

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

5. The disclosure under the section of the prospectus entitled "TAX TREATMENT OF THE POLICY" is deleted and the following substituted in its place.

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy Loans

     We expect that, except as noted below (see "7-Pay Premium Limit and Modified Endowment Contract Status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification Rules and Ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay Premium Limit and Modified Endowment Contract Status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

..    First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

..    Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

..    Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     .    is made on or after the date on which the policy owner attains age
          591/2;

     .    is attributable to the policy owner becoming disabled; or

     . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 Retirement Plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States federal income tax.

Life Insurance Purchases by Non-Resident Aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

6. The disclosure under the section of the prospectus entitled "Distribution of Policies" is deleted and the following substituted is substituted in its place.

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard Compensation" and "Additional Compensation and Revenue Sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

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


     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide the schedule of standard compensation as well as additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard Compensation. Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries . In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.




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7. The disclosure regarding the Statement of Additional Information that appears after the last page of the prospectus is deleted and the following substituted in its place.

     In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock NY and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the JH Service Office to request any other information about your policy or to make any inquiries about its operation.

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